As filed with the Securities and Exchange Commission on May 1, 2009
1933 Act File No. 033-11387
1940 Act File No. 811-04984
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		☑
Pre-Effective Amendment No.		☐
Post-Effective Amendment No.	75	☑

	and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		☑
Amendment No.	76
(Check appropriate box or boxes.)
AMERICAN BEACON FUNDS
(Exact Name of Registrant as Specified in Charter)
4151 Amon Carter Boulevard, MD 2450
Fort Worth, Texas 76155
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: (817) 967-3509

William F. Quinn, President	With copies to:
4151 Amon Carter Boulevard	Francine J. Rosenberger, Esq.
MD 2450	K&L Gates LLP
Fort Worth, Texas 76155	1601 K Street, NW
(Name and Address of Agent for Service)	Washington, D.C. 20006-1601
It is proposed that this filing will become effective (check appropriate box)
☑ immediately upon filing pursuant to paragraph (b)
☐ on (date) pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ on (date) pursuant to paragraph (a)(1)
☐ 75 days after filing pursuant to paragraph (a)(2)
☐ on (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

AMERICAN BEACON FUNDS
CONTENTS OF REGISTRATION STATEMENT
     This registration statement is comprised of the following:
        Cover Sheet
        Contents of Registration Statement
Prospectus for the Retirement Class consisting of the following American Beacon Funds: Large Cap Value Fund, Small Cap Value Fund and International Equity Fund
Statement of Additional Information for the Retirement Class of the following American Beacon Funds: Large Cap Value Fund, Small Cap Value Fund and International Equity Fund
          Part C
          Signature Pages
The purpose of this filing is to register with the Securities and Exchange Commission the Retirement Class of the Large Cap Value Fund, Small Cap Value Fund and International Equity Fund, each a series of American Beacon Funds (the “Trust”). No other series of the Trust is affected by this filing.

G U I D A N C E l V I S I O N l E X P E R I E N C E
P R O S P E C T U S March 1, 2009
R E T I R E M E N T C L A S S
Large Cap Value Fund Small Cap International Equity
The Securities and Exchange Commission does not guarantee that the information in this Prospectus or any other mutual fund’s prospectus is accurate or complete, nor does it judge the investment merit of the Funds. To state otherwise is a criminal offense.

Table of Contents

About the Funds

Overview	2
Large Cap Value Fund	3
Small Cap Value Fund	6
International Equity Fund	9
The Manager	13
The Sub-Advisors	13
Valuation of Shares	18

About Your Investment
Purchase and Redemption of Shares	18
Frequent Trading and Market Timing	22
Distributions and Taxes	23

Additional Information
Distribution of Fund Shares	24
Portfolio Holdings	24
Delivery of Documents	24
Financial Highlights	24
Additional Information	Back Cover
About the Funds

Overview

The American Beacon Funds (the “Funds”) are managed by American Beacon Advisors, Inc. (the “Manager”), a wholly-owned subsidiary of Lighthouse Holdings, Inc.

Fund shares are only available in states in which they are authorized for purchase.

About the Funds	Prospectus
2

American Beacon

Large Cap Value FundSM

Investment Objective

Long-term capital appreciation and current income.

Principal Strategies

Ordinarily, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of large market capitalization U.S. companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000® Index1 at the time of investment. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. As of December 31, 2008, the market capitalizations of the companies in the Russell 1000 Index ranged from $240 million to $421.8 billion. The Fund’s investments may include common stocks, preferred stocks, securities convertible into U.S. common stocks, U.S. dollar-denominated American Depositary Receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as “stocks”).

The Fund’s assets are currently allocated among four investment sub-advisors:

Barrow, Hanley, Mewhinney & Strauss, Inc.

Brandywine Global Investment Management, LLC

Hotchkis and Wiley Capital Management, LLC

Metropolitan West Capital Management, LLC

The Manager does not anticipate allocating any new assets to Hotchkis and Wiley Capital Management, LLC, as they have reached their capacity limit for large cap value assets. The Manager intends to allocate all new assets, generally on an equal basis, among Barrow, Hanley, Mewhinney & Strauss, Inc., Brandywine Global Investment Management, LLC and Metropolitan West Capital Management, LLC.

The Fund’s sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the S&P 500® Index):

• above-average earnings growth potential,
• below-average price to earnings ratio,
• below-average price to book value ratio, and
• above-average dividend yields.

Each of the Fund’s sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. The Manager believes that this strategy will help the Fund outperform other investment styles over the longer term while minimizing volatility and downside risk.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security (such as Standard & Poor’s Ratings Services or Moody’s Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

As noted above, the Fund has a policy of investing at least 80% of its assets in securities that are consistent with the Fund’s name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and the Prospectus will be supplemented.

Principal Risk Factors

Market Risk
Since this Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. In general, the value of the Fund will move in the same direction as the overall stock market, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions.

1     Russell 1000 ® Index is a registered trademark of Frank Russell Company.

Prospectus	About the Funds
3

American Beacon

Large Cap Value FundSM — (continued)

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

Foreign Investing Risk
Investing in the securities of foreign companies carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) political and financial instability, (2) less liquidity and greater volatility, (3) lack of uniform accounting, auditing and financial reporting standards, and (4) increased price volatility.

Securities Selection Risk
Securities selected by a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risk. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Investment Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Recent Market Events
Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Historical Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper Large-Cap Value Funds Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market index does not reflect fees, expenses or taxes. The Retirement Class of the Fund began offering its shares on May 1, 2009. However, the Advisor Class of the Fund, which is not offered in this prospectus, began offering its shares on May 31, 2005. Additionally, another class of shares of the Fund not offered in this Prospectus began offering its shares on August 1, 1994. In the chart and table below, performance results before May 31, 2005 are for the older class and performance results since May 31, 2005 are for the Advisor Class of the Fund. The other classes would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, because the other classes had lower expenses, their performance was better than the Retirement Class of the Fund would have realized had it existed during the same period. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Highest Quarterly Return: (1/1/99 through 12/31/08)	19.76% (2nd Quarter 2003)
Lowest Quarterly Return: (1/1/99 through 12/31/08)	–21.63% (4th Quarter 2008)

	Average Annual Total Return
	as of 12/31/08
	1 Year	5 Years	10 Years
Return Before Taxes	–39.71%	–0.89%	1.56%
Return After Taxes on Distributions	–39.98%	–1.48%	0.37%
Return After Taxes on Distributions and Sale of Fund Shares	–25.47%	–0.66%	0.94%

Russell 1000® Value Index[1]	–36.85%	–0.97%	1.36%
Lipper Large-Cap Value Funds Index[2]	−37.00%	–1.90%	–0.36%

[1]	Russell 1000 Value Index is a registered trademark of Frank Russell Company. The Russell 1000 Value Index is an unmanaged index

About the Funds	Prospectus
4

American Beacon

Large Cap Value FundSM — (continued)

of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

[2]	The Lipper Large-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Large-Cap Value Funds category. Lipper is an independent mutual fund research and ranking service.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period. This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Fees and Expenses

This table describes the estimated fees and expenses that you may pay if you buy and hold Retirement Class shares of the Large Cap Value Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees	0.24%
Distribution (12b-1) Fees	0.50%
Other Expenses[1]	0.59%
Acquired Fund Fees and Expenses[2]	0.01%

Total Annual Fund Operating Expenses[3]	1.34%

[1]	Other Expenses are based on estimates for the current fiscal year.

[2]	Acquired Fund Fees and Expenses are fees incurred indirectly by the Fund as a result of investment in certain pooled investment vehicles, such as mutual funds.

[3]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$136
3 Years	$425

Prospectus	About the Funds
5

American Beacon

Small Cap Value FundSM

Investment Objective

Long-term capital appreciation and current income.

Principal Strategies

Ordinarily, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of small market capitalization U.S. companies. These companies generally have market capitalizations of $2 billion or less at the time of investment. The Fund’s investments may include common stocks, preferred stocks, securities convertible into common stocks, U.S. dollar-denominated American Depositary Receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively, “stocks”).

The Fund’s assets are currently allocated among five investment sub-advisors:

Barrow, Hanley, Mewhinney & Strauss, Inc. (“Barrow”)

Brandywine Global Investment Management, LLC (“Brandywine Global”)

Hotchkis and Wiley Capital Management, LLC (“Hotchkis”)

Opus Capital Group, LLC (“Opus”)

The Boston Company Asset Management, LLC (“The Boston Company”)

The Fund’s Board of Trustees has appointed the following two investment sub-advisors to the Fund, but the Manager has not allocated Fund assets to these sub-advisors:

Dreman Value Management, LLC (“Dreman”)

Metropolitan West Capital Management, LLC (“MetWest Capital”)

The Manager does not anticipate allocating any new assets to Barrow or Hotchkis, as these sub-advisors have reached their capacity limit for small cap assets. The Manager intends to allocate new assets among Brandywine Global, Dreman, MetWest Capital, Opus, and The Boston Company as their capacity commitments to the Fund permit.

The sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the Russell 2000® Index1):

•	above-average earnings growth potential,
•	below-average price to earnings ratio, and
•	below-average price to book value ratio.

Each of the sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. The Manager believes that this strategy will help the Fund outperform other investment styles over the longer term while minimizing volatility and downside risk.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security (such as Standard & Poor’s Ratings Services or Moody’s Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

As noted above, the Fund has a policy of investing at least 80% of its assets in securities that are consistent with the Fund’s name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and the Prospectus will be supplemented.

Principal Risk Factors

Market Risk
Since this Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. In general, the value of the Fund will move in the same direction as the overall stock market, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions.

1     Russell 2000 Index is a registered trademark of Frank Russell Company.

About the Funds	Prospectus
6

American Beacon

Small Cap Value FundSM — (continued)

Small Capitalization Companies Risk
Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since smaller companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

Foreign Investing Risk
Investing in the securities of foreign companies carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) political and financial instability, (2) less liquidity and greater volatility, (3) lack of uniform accounting, auditing and financial reporting standards, and (4) increased price volatility.

Securities Selection Risk
Securities selected by a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risk. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Investment Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Recent Market Events
Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Historical Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper Small-Cap Value Funds Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market index do not reflect fees, expenses or taxes. The Retirement Class of the Fund began offering its shares on May 1, 2009. However, the Advisor Class of the Fund, which is not offered in this prospectus, began offering its shares on May 1, 2003. Additionally, two other classes of shares of the Fund not offered in this Prospectus began offering their shares on January 1, 1999 and March 1, 1999, respectively. In the chart and table below, performance results before March 1, 1999 are for the Institutional Class, performance results from March 1, 1999 through April 30, 2003 are for the Investor Class and performance results since May 1, 2003 are for the Advisor Class of the Fund. The other classes would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, because the other classes had lower expenses, their performance was better than the Retirement Class of the Fund would have realized had it existed during the same period. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Highest Quarterly Return:	24.65%
(1/1/99 through 12/31/08)	(2nd Quarter 2003)
Lowest Quarterly Return:	–25.73%
(1/1/99 through 12/31/08)	(4th Quarter 2008)

Prospectus	About the Funds
7

American Beacon

Small Cap Value FundSM — (continued)

	Average Annual Total Return
	as of 12/31/08
	1 Year	5 Years	10 Years
Return Before Taxes	–32.28%	–1.43%	6.51%
Return After Taxes on Distributions	–32.43%	–2.58%	5.21%
Return After Taxes on Distributions and Sale of Fund Shares	–20.89%	–1.15%	5.30%

Russell 2000® Value Index[1]	–28.92%	0.27%	6.11%
Lipper Small-Cap Value Funds Index[2]	–32.82%	–0.53%	5.81%

[1]	Russell 2000 Value Index is a registered trademark of Frank Russell Company. The Russell 2000 Value Index is an unmanaged index of those stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of approximately 2,000 smaller capitalization stocks from various industrial sectors.

[2]	The Lipper Small-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Value Funds category. Lipper is an independent mutual fund research and ranking service.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period. This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Fees and Expenses

This table describes the estimated fees and expenses that you may pay if you buy and hold Retirement Class shares of the Small Cap Value Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees	0.47%
Distribution (12b-1) Fees	0.50%
Other Expenses[1]	0.61%
Acquired Fund Fees and Expenses[2]	0.01%

Total Annual Fund Operating Expenses[3]	1.59%

[1]	Other Expenses are based on estimates for the current fiscal year.

[2]	Acquired Fund Fees and Expenses are fees incurred indirectly by the Fund as a result of investment in certain pooled investment vehicles, such as mutual funds.

[3]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$162
3 Years	$502

About the Funds	Prospectus
8

American Beacon

International Equity FundSM

Investment Objective

Long-term capital appreciation.

Principal Strategies

Ordinarily, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in common stocks and securities convertible into common stocks (collectively, “stocks”) of issuers based in at least three different countries located outside the United States. The Fund will primarily invest in countries comprising the Morgan Stanley Capital International Europe Australasia Far East Index (“MSCI EAFE Index”). The MSCI EAFE Index is comprised of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the MSCI EAFE Index are selected from among the larger capitalization companies in these markets.

The Fund’s assets are currently allocated among four investment sub-advisors:

Causeway Capital Management LLC

Lazard Asset Management LLC

Templeton Investment Counsel, LLC

The Boston Company Asset Management, LLC (“The Boston Company”)

The Manager does not anticipate allocating any new assets to Causeway Capital Management LLC, as it has closed its international value equity strategy to further investments by the Fund. The Manager intends to allocate all new assets among Lazard Asset Management LLC, Templeton Investment Counsel, LLC and The Boston Company.

The sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to that stock’s country, sector or industry):

•	above-average return on equity or earnings growth potential,
•	below-average price to earnings or price to cash flow ratio,
•	below-average price to book value ratio, and
•	above-average dividend yields.

The sub-advisors may consider potential changes in currency exchange rates when choosing stocks. Each of the sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. The Manager believes that this strategy will help the Fund outperform other investment styles over the longer term while minimizing volatility and downside risk. A sub-advisor may trade forward foreign currency contracts or currency futures in an attempt to reduce the Fund’s risk exposure to adverse fluctuations in currency exchange rates.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security (such as Standard & Poor’s Ratings Services or Moody’s Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

As noted above, the Fund has a policy of investing at least 80% of its assets in securities that are consistent with the Fund’s name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and the Prospectus will be supplemented.

Principal Risk Factors

Market Risk
Since this Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund’s investments in stocks of a particular country will decline due to drops in that country’s stock market. In general, the value of the Fund will move in the same direction as the international stock markets in which it invests, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions of that country.

Prospectus	About the Funds
9

American Beacon

International Equity FundSM — (continued)

Foreign Investing Risk
Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations; (2) political and financial instability; (3) less liquidity and greater volatility of foreign investments; (4) lack of uniform accounting, auditing and financial reporting standards; (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; (6) increased price volatility; and (7) delays in transaction settlement in some foreign markets.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

Market Timing Risk
Because the Fund invests in foreign securities, it is particularly subject to the risk of market timing activities. The Fund generally prices foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund’s determination of its net asset value. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. In such instances, the Fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the net asset value of the Fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. While the Manager monitors trading in Fund shares, there is no guarantee that it can detect all market timing activities. For further information regarding the Fund’s fair valuation and market timing policies, please see the sections titled “Valuation of Shares” and “Frequent Trading and Market Timing.”

Derivatives Risk
The Fund may use derivatives, such as futures contracts and foreign currency forward contracts as a hedge against foreign currency fluctuations. There can be no assurance that any strategy used will succeed. If one of the sub-advisors incorrectly forecasts currency exchange rates in utilizing a derivatives strategy for the Fund, the Fund could lose money.

Securities Selection Risk
Securities selected by a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risk. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Investment Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Recent Market Events
Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

About the Funds	Prospectus
10

American Beacon

International Equity FundSM — (continued)

Historical Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper International Funds Index, a composite of mutual funds comparable to the Fund. The returns of the broad-based market index do not reflect fees, expenses or taxes. The Retirement Class of the Fund began offering its shares on May 1, 2009. However, the Advisor Class of the Fund, which is not offered in this prospectus, began offering its shares on May 1, 2003. Additionally, another class of shares of the Fund not offered in this Prospectus began offering its shares on August 1, 1994. In the chart and table below, performance results before May 1, 2003 are for the older class and performance results since May 1, 2003 are for the Advisor Class of the Fund. The other classes would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, because the other classes had lower expenses, their performance was better than the Retirement Class of the Fund would have realized had it existed during the same period. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Highest Quarterly Return: (1/1/99 through 12/31/08)	21.79% (2nd Quarter 2003)
Lowest Quarterly Return: (1/1/99 through 12/31/08)	–22.51% (3rd Quarter 2002)

	Average Annual Total Return
	as of 12/31/08
	1 Year	5 Years	10 Years
Return Before Taxes	–40.92%	2.01%	3.19%
Return After Taxes on Distributions	–40.64%	1.16%	2.18%
Return After Taxes on Distributions and Sale of Fund Shares	–25.02%	2.34%	2.81%

MSCI EAFE Index[1]	–43.38%	1.66%	0.80%
Lipper International Funds Index[2]	–43.63%	2.15%	2.14%

[1]	The MSCI EAFE Index is a market capitalization weighted index of international stock performance composed of equities from developed markets excluding the U.S. and Canada.

[2]	The Lipper International Funds Index tracks the results of the 30 largest mutual funds in the Lipper International Funds category. Lipper is an independent mutual fund research and ranking service.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period. This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Fees and Expenses

This table describes the estimated fees and expenses that you may pay if you buy and hold Retirement Class shares of the International Equity Fund.

Shareholder Fees
(fees paid directly from your investment)

Redemption Fee
(as a percentage of amount redeemed, if applicable)[1]	2.00%

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees	0.30%
Distribution (12b-1) Fees	0.50%
Other Expenses[2]	0.69%

Total Annual Fund Operating Expenses	1.49%

[1]	Fee applies to the proceeds of shares that are redeemed within 90 days of their purchase.

[2]	Other Expenses are based on estimates for the current fiscal year.

Prospectus	About the Funds
11

American Beacon

International Equity FundSM — (continued)

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$152
3 Years	$471

About the Funds	Prospectus
12

The Manager

The Funds have retained American Beacon Advisors, Inc. to serve as their Manager. The Manager, located at 4151 Amon Carter Boulevard, Fort Worth, Texas 76155, is a wholly owned subsidiary of Lighthouse Holdings, Inc. The Manager was organized in 1986 to provide investment management, advisory, administrative and asset management consulting services. As of December 31, 2008, the Manager had approximately $37.8 billion of assets under management, including approximately $12.1 billion under active management and $25.7 billion as named fiduciary or financial advisor.

The Manager provides or oversees the provision of all administrative, investment advisory and portfolio management services to the Funds. The Manager:

•	develops the investment programs for each Fund,
•	selects and changes sub-advisors (subject to requisite approvals),
•	allocates assets among sub-advisors,
•	monitors the sub-advisors’ investment programs and results,
•	coordinates the investment activities of the sub-advisors to ensure compliance with regulatory restrictions,
•	oversees each Fund’s securities lending activities and actions taken by the securities lending agent, and
•	invests the portion of Fund assets which the sub-advisors determine should be allocated to high quality short-term debt obligations.

The management fees, including sub-advisory fees, paid by the Funds for the fiscal year ended October 31, 2008, net of reimbursements and shown as a percentage of average net assets, were as follows:

Management
Fund	Fees
Large Cap Value	0.28%
Small Cap Value	0.51%
International Equity	0.34%

The Manager also may receive up to 25% of the net monthly income generated from the Funds’ securities lending activities. Currently, the Manager receives 10% of such income. The Securities and Exchange Commission (“SEC”) has granted exemptive relief that permits the Funds to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

A discussion of the Board’s consideration and approval of the Management Agreement between the Funds and the Manager and the Investment Advisory Agreements between the sub-advisors and the Manager is available in the Funds’ annual reports dated October 31, 2008.

William F. Quinn and Wyatt L. Crumpler are the leaders of the Manager’s portfolio management team that has joint responsibility for the day-to-day management of the Funds. Mr. Quinn and Mr. Crumpler are responsible for developing each Fund’s investment program and recommending sub-advisors to the Funds’ Board of Trustees. In addition, Mr. Quinn and Mr. Crumpler, in conjunction with the team members listed below, oversee the sub-advisors, review each sub-advisor’s performance and allocate the Funds’ assets among the sub-advisors and the Manager, as applicable.

Funds Under Management	Team Members
Large Cap Value and Small Cap Value	Adriana R. Posada
International Equity	Kirk L. Brown

Mr. Quinn is Chairman of the Manager and has served on the portfolio management team almost continuously since the inception of the Funds in 1987. Mr. Crumpler joined the Manager in January 2007 as Vice President of Trust Investments and a member of the portfolio management team. From January 2004 to January 2007, Mr. Crumpler was Managing Director of Corporate Accounting at American Airlines, Inc. Prior to that time, he was Director of IT Strategy and Finance for American Airlines, Inc. Ms. Posada is Managing Director of Trust Investments and became a member of the team in October 1998. Mr. Brown is Managing Director of Trust and Alternative Investments, and he has served on the portfolio management team since February 1994. The Funds’ Statement of Additional Information (“SAI”) provides additional information about the members of the portfolio management team, including other accounts they manage, their ownership in the Funds they manage and their compensation.

The Sub-Advisors

Each Fund’s assets are allocated among one or more sub-advisors by the Manager. Each sub-advisor has discretion to purchase and sell securities for its segment of a Fund’s assets in accordance with the Fund’s objectives, policies, restrictions and more specific strategies provided by the Manager. Pursuant to an exemptive order issued by the SEC, the Manager is permitted to enter into new or modified investment advisory agreements with existing or new sub-advisors without approval of a Fund’s shareholders, but subject to approval of the Funds’ Board of Trustees (“Board”). The Prospectus will be supplemented if additional sub-advisors are retained or the contract with any existing sub-advisor is terminated.

AMR Corporation is a minority owner of Lighthouse Holdings, Inc.’s parent company. All other assets of AMR Corporation and its affiliates under management by each respective sub-advisor (except assets managed by Barrow under the HALO Bond Program) are considered when calculating the fees for each sub-advisor. Including these assets lowers the investment advisory fees for each applicable Fund.

Set forth below is a brief description of each sub-advisor and the portfolio managers with primary responsibility for the day-to-day management of the Funds. The Funds’ SAI provides additional information about the portfolio

Prospectus	About the Funds
13

managers, including other accounts they manage, their ownership in the Funds they manage and their compensation.

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. (“Barrow”), 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201, is a professional investment counseling firm that has been providing investment advisory services since 1979. The firm is a subsidiary of Old Mutual Asset Managers (US) LLC, which is a subsidiary of Old Mutual plc, an international financial services group. As of March 31, 2009, Barrow had discretionary investment management authority with respect to approximately $38.7 billion of assets, including approximately $2.8 billion of assets of AMR Corporation and its subsidiaries and affiliated entities. Barrow serves as a sub-advisor to the Large Cap Value and Small Cap Value Funds.

Barrow manages client assets on a team basis for equity strategies. The members of the team for each Fund are listed below.

Business
Name and Title of	Length of Service	Experience
Portfolio Managers	to Fund	Past 5 Years

Large Cap Value Fund	Since Inception	Portfolio Manager/Barrow
James P. Barrow
Portfolio Manager/Partner

Small Cap Value Fund	Since 2003	Portfolio
James S. McClure		Manager/Barrow
Portfolio Manager

John P. Harloe	Since 2003	Portfolio
Portfolio Manager		Manager/Barrow

Portfolio managers have broad research responsibilities, although they focus their efforts on particular sectors. Analysts have specific industry assignments for more specialized, in-depth research.

BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, LLC (“Brandywine Global”), formerly known as Brandywine Asset Management, LLC, 2929 Arch Street, 8th Floor, Philadelphia, PA 19104, is a professional investment advisory firm founded in 1986. Brandywine Global is a wholly owned subsidiary of Legg Mason, Inc. As of March 31, 2009, Brandywine had assets under management totaling approximately $28.2 billion, including approximately $2.5 billion of assets of AMR Corporation and its subsidiaries and affiliated entities. Brandywine Global serves as a sub-advisor to the Large Cap Value and Small Cap Value Funds.

Brandywine Global Portfolio Managers for the
Large Cap Value Fund

Paul R. Lesutis, CFA, Managing Director, is a member of Brandywine Global’s Executive Committee and serves as lead Portfolio Manager of Brandywine Global’s fundamental large cap value equity strategy. In addition, he is responsible for research coverage of the Banks and Paper & Forest Products sectors, contributing insight and stock recommendations to all of Brandywine Global’s domestic equity products. Mr. Lesutis joined Brandywine Global in 1991 and has served as lead portfolio manager to the Large Cap Value Fund since 1996.

Earl J. Gaskins, Managing Director, is a lead Portfolio Manager for Brandywine Global’s large cap value and socially responsible large cap value equity strategies and is Co-Manager for the fundamental large cap value equity strategy. He is responsible for research coverage of the Chemicals and Energy sectors, contributing industry insight and stock recommendations to all of Brandywine Global’s equity products. Mr. Gaskins has been with Brandywine Global since 1996 and has co-managed the Large Cap Value Fund since 1996.

Stephen S. Smith, Managing Director, is a member of Brandywine Global’s Executive Committee, serves as co-lead Portfolio Manager for Brandywine Global’s balanced strategies and also contributes his extensive knowledge of global markets and currencies to support the research efforts for international/global value equity strategies. Mr. Smith is also a member of Brandywine Global’s large cap value equity team and is responsible for research coverage of the Tobacco, Healthcare, and Financial Services industries, contributing insight and stock recommendations to all of Brandywine Global’s equity products. He joined Brandywine Global in 1991.

Brandywine Global Portfolio Managers for the
Small Cap Value Fund

Henry F. Otto, Managing Director, is the founder and Co-Manager for Brandywine Global’s diversified value equity strategy and assists in ongoing research into value investing and designing quantitative evaluation tools. Mr. Otto is a member of Brandywine Global’s Executive Committee. He joined Brandywine Global in 1987 and has served as a portfolio manager to Brandywine Global’s portion of the Small Cap Value Fund since December 1998.

Steven M. Tonkovich, Managing Director, is a member of Brandywine Global’s Executive Committee, serves as Co-Manager for Brandywine Global’s diversified value equity strategy and is integral to ongoing research into value investing, to designing quantitative evaluation tools and to managing Brandywine Global’s information systems. Mr. Tonkovich has been with Brandywine Global since 1989 and has served as a portfolio manager to Brandywine Global’s portion of the Small Cap Value Fund since December 1998.

CAUSEWAY CAPITAL MANAGEMENT LLC (“Causeway”), 11111 Santa Monica Blvd., Suite 1500, Los Angeles, California 90025, is an international and global equity investment management firm. Causeway began operations in June 2001. As of March 31, 2009, Causeway had approximately $7.4 billion in assets under management, including approximately $683.5 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Causeway serves as a sub-advisor to the International Equity Fund.

About the Funds	Prospectus
14

Causeway’s portion of the International Equity Fund is managed by a team of portfolio managers comprised of Sarah H. Ketterer, Harry W. Hartford, James A. Doyle, Jonathan P. Eng and Kevin Durkin.

Sarah H. Ketterer is the Chief Executive Officer of Causeway and is responsible for research in the global financials and industrials sectors. Ms. Ketterer co-founded Causeway in June 2001. Prior to that, she was with the Hotchkis and Wiley division of Merrill Lynch Investment Managers, L.P. (“MLIM”) since 1996, where she was a Managing Director and co-head of the International and Global Value Equity Team in Los Angeles. Ms. Ketterer has co-managed the Fund since August 2001.

Harry W. Hartford is the President of Causeway and is responsible for research in the global financials, materials and industrials sectors. Mr. Hartford co-founded Causeway in June 2001. Prior to that, he was with the Hotchkis and Wiley division of MLIM since 1996, where he was a Managing Director and co-head of the International and Global Value Equity Team in Los Angeles. Mr. Hartford has co-managed the Fund since August 2001.

James A. Doyle is a Director of Causeway and is responsible for research in the global consumer discretionary, healthcare and information technology sectors. He joined the firm in June 2001. Previously, Mr. Doyle was with the Hotchkis and Wiley division of MLIM since 1997, where he was a Vice President and the head of investment research for the International and Global Value Equity Team in Los Angeles. Mr. Doyle has co-managed the Fund since January 2006.

Jonathan P. Eng is a Director of Causeway and is responsible for research in the global consumer discretionary, industrials and materials sectors. Mr. Eng joined the firm in July 2001. From 1997 to July 2001, Mr. Eng was with the Hotchkis and Wiley division of MLIM in Los Angeles and London, where he was an equity research associate for the International and Global Value Equity Team. Mr. Eng has co-managed the Fund since January 2006.

Kevin Durkin is a Vice President of Causeway and is responsible for research in the global consumer staples, industrials and energy sectors. Mr. Durkin joined the firm in June 2001. From 1999 to June 2001, Mr. Durkin was with the Hotchkis and Wiley division of MLIM in Los Angeles, where he was an equity research associate for the International and Global Value Equity Team. Mr. Durkin has co-managed the Fund since January 2006.

DREMAN VALUE MANAGEMENT, LLC (“Dreman”), Harborside Financial Center, Plaza 10, Suite 800, Jersey City, New Jersey 07311, is an independently owned investment advisor founded in 1997, with predecessor firms dating back to 1977. As of March 31, 2009, Dreman had approximately $6.3 billion of assets under management, which included approximately $182 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Dreman serves as a sub-advisor to the Small Cap Value Fund.

David N. Dreman is the Lead Portfolio Manager for Dreman’s portion of the Small Cap Value Fund. Mr. Dreman has over 30 years of investment experience and has served as Chairman and Chief Investment Officer of Dreman and its predecessor firms since 1977. Mr. Dreman has managed Dreman’s portion of the Fund since August 2005. E. Clifton Hoover, Jr. and Mark Roach serve as Co-Portfolio Managers for Dreman’s portion of the Fund. Mr. Roach has been a Managing Director and Portfolio Manager of Dreman since 2006. From 2002 to 2006, he was a Portfolio Manager at Vaughan Nelson Investment Management. Mr. Roach has managed Dreman’s portion of the Fund since November 2006. Mr. Hoover has been Co-Chief Investment Officer and Managing Director of Large and Small Cap Value Strategies for Dreman since 2006. From 1997 to 2006, he was Managing Director and a Portfolio Manager at NFJ Investment Group. Mr. Hoover has managed Dreman’s portion of the Fund since November 2006.

HOTCHKIS AND WILEY CAPITAL MANAGEMENT, LLC (“Hotchkis”), 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017, is a professional investment management firm. Hotchkis was formed in October 2001 from the key domestic equity management personnel at Merrill Lynch Investment Managers, L.P., a former sub-advisor to the Funds. As of March 31, 2009, Hotchkis had approximately $9.7 billion in assets under management, including approximately $797 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Hotchkis serves as a sub-advisor to the Large Cap Value and Small Cap Value Funds.

In addition to the Funds, Hotchkis manages institutional separate accounts and is the advisor and sub-advisor to other mutual funds. The investment process employed is the same for similar accounts, including the Funds and is team-based utilizing primarily in-house fundamental research. The investment research staff is organized by industry and sector and supports all of the accounts managed in each of Hotchkis’ investment strategies. Portfolio coordinators for each strategy ensure that the best thinking of the investment team is reflected in the “target portfolios”. Investment ideas for each Fund are generated by Hotchkins’ investment team.

Although the Large Cap Value and Small Cap Value Funds are managed by Hotchkis’ investment team, Hotchkis has identified the portfolio managers with the most significant responsibility for Hotchkis’ portion of each Fund’s assets. This list does not include all members of the investment team.

Hotchkis Portfolio Managers for the
Large Cap Value Fund

George Davis, Judd Peters, Scott McBride, Patricia McKenna and Sheldon Lieberman participate in the investment research review and decision-making-process. Mr. McBride, Mr. Peters and Mr. Davis coordinate the day-to-day management of the Funds.

Prospectus	About the Funds
15

Mr. Davis, Principal, Portfolio Manager and Chief Executive Officer, joined Hotchkis’ investment team in 1988. Mr. Peters, Portfolio Manager, joined Hotchkis’ investment team in 1999. Mr. McBride, Portfolio Manager joined Hotchkis’ investment team in 2001. Ms. McKenna, Principal and Portfolio Manager, joined Hotchkis’ investment team in 1995. Mr. Lieberman, Principal and Portfolio Manager, joined Hotchkis’ investment team in 1994. Hotchkins’ investment team has managed Hotchkis’ portion of the Funds since 1987.

Hotchkis Portfolio Managers for the
Small Cap Value Fund

David Green, Jim Miles, Stan Majcher, Judd Peters and Scott McBride participate in the investment research review and decision-making-process for the Fund. Mr. Green and Mr. Miles coordinate the day-to-day management of the Fund’s cash flows, which includes directing the Fund.

Mr. Green, Principal and Portfolio Manager, joined Hotchkis’ investment team in 1997. Mr. Miles, Principal and Portfolio Manager, joined Hotchkis’ investment team in 1995. Mr. Majcher, Principal and Portfolio Manager, joined Hotchkis’ investment team in 1996. Mr. Peters, Portfolio Manager, joined Hotchkis’ investment team in 1999. Mr. McBride, Portfolio Manager, joined Hotchkis’ investment team in 2001. Hotchkis’ investment team has managed the Hotchkis portion of the Fund since its inception in 1999.

LAZARD ASSET MANAGEMENT LLC (“Lazard”), 30 Rockefeller Plaza, New York, New York 10112, an SEC registered investment advisor, is a subsidiary of Lazard Frères & Co. LLC, a registered broker-dealer. Lazard and its affiliates provided investment management services to client discretionary accounts with assets totaling approximately $71.2 billion as of March 31, 2009, including approximately $316 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Lazard serves as a sub-advisor to the International Equity Fund.

The following individuals comprise Lazard’s International Equity management team, which is responsible for the day-to-day management of a portion of the International Equity Fund. Responsibility is shared equally among each member of the team.

John R. Reinsberg is a Deputy Chairman of Lazard with responsibility for international and global strategies. He is also Portfolio Manager on the Global Equity and International Equity portfolio teams. He joined Lazard in 1991 and began working in the investment field in 1981. Mr. Reinsberg has co-managed Lazard’s portion of the Fund since March 1999.

Michael A. Bennett is a Managing Director of Lazard and a Portfolio Manager for the International Equity and Global Equity teams. He joined Lazard in 1992 and has worked in the investment field since 1987. Mr. Bennett has co-managed Lazard’s portion of the Fund since May 2003.

Michael G. Fry joined Lazard in 2005 and is a Managing Director and Portfolio Manager within Lazard Asset Management Limited in London. From 1995 to 2005, Mr. Fry held several positions at UBS Global Asset Management, including Lead Portfolio Manager and Head of Global Equity Portfolio Management, Global Head of Equity Research and Head of Australian Equities. Mr. Fry began working in the investment field in 1981. He has co-managed Lazard’s portion of the Fund since November 2005.

Michael Powers is a Managing Director of Lazard and a Portfolio Manager on the Global Equity and International Equity portfolio teams. He began working in the investment field in 1990 when he joined Lazard and has co-managed Lazard’s portion of the Fund since May 2003.

METROPOLITAN WEST CAPITAL MANAGEMENT, LLC (“MetWest Capital”), 610 Newport Center Drive, Suite 1000, Newport Beach, California 92660, is an SEC registered investment advisor founded in 1997. The firm is majority owned by Evergreen Investment Company, Inc., a division of Wells Fargo & Company, and minority owned by its key professionals. As of March 31, 2009, MetWest Capital had approximately $7.3 billion of assets under management, which included approximately $1.7 billion of assets of AMR Corporation and its subsidiaries and affiliated entities. MetWest Capital serves as a sub-advisor to the Large Cap Value and Small Cap Value Funds.

Howard Gleicher oversees the MetWest Capital investment team with responsibility for a portion of the Large Cap Value Fund. Mr. Gleicher has served as Chief Investment Officer since MetWest Capital’s inception in August 1997 and has managed MetWest Capital’s portion of the Large Cap Value Fund since November 2000. In addition to Mr. Gleicher, the Large Cap Value Fund’s investment team includes Gary W. Lisenbee, David M. Graham, Jeffrey Peck, and Jay Cunningham. Mr. Lisenbee has served as President since MetWest Capital’s inception in August 1997 and has managed MetWest Capital’s portion of the Large Cap Value Fund since November 2000. Mr. Graham has served as Research Analyst since September 2000 and has managed MetWest Capital’s portion of the Large Cap Value Fund since November 2000. Mr. Peck has served as Research Analyst since March 2004 and has managed MetWest Capital’s portion of the Large Cap Value Fund since that time. From 2002 to March 2004, he was an equity research analyst with Janney Montgomery Scott, LLC. Mr. Cunningham has served as Research Analyst since November 2005 and has managed MetWest Capital’s portion of the Large Cap Value Fund since May 2006. From August 2003 to November 2005, he was a Senior Analyst with Hibernia Southcoast Capital. From June 2001 through July 2003, he served as a Senior Analyst for AIM Investments.

Samir Sikka and Gary W. Lisenbee have joint responsibility for managing MetWest Capital’s portion of the Small Cap Value Fund. Mr. Sikka has served as Lead Strategist of MetWest Capital’s Small Cap Intrinsic Value investment

About the Funds	Prospectus
16

strategy since March 2009. Previously, he served as Co-Lead Strategist since February 2007, Research Analyst since July 2006, and has managed MetWest Capital’s portion of the Small Cap Value Fund since July 2006. From April 1999 to February 2006, he was a Senior Analyst with Trust Company of the West. Mr. Lisenbee, Senior Analyst, has managed the Fund since August 2005.

OPUS CAPITAL GROUP, LLC. (“Opus”), 1 West Fourth Street, Suite 2500, Cincinnati, Ohio 45202, is an employee-owned registered investment advisor established in 1996. As of March 31, 2009, Opus had assets under management of approximately $831.6 million, including approximately $206 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Opus serves as a sub-advisor to the Small Cap Value Fund.

The Investment Committee at Opus is comprised of Len Haussler, President and Portfolio Manager, Kevin Whelan, Portfolio Manager, and Jonathon Detter, Vice President and Portfolio Manager. Opus has a team approach to the buying and selling of individual securities, and a consensus is formed before any purchase or sale of a security is initiated. All of the Portfolio Managers are generalists and look at every potential sale or trade.

Len A. Haussler co-founded Opus in 1996 and serves as the President and Portfolio Manager for the firm. Mr. Haussler conducts equity research and directs investments for all portfolios. He has over 26 years of investment experience and has managed a portion of the Small Cap Value Fund since January 2005.

Kevin P. Whelan has served as Vice President and Portfolio Manager of Opus since 1998. He is primarily responsible for conducting research. Mr. Whelan has over ten years of investment experience and has managed a portion of the Fund since January 2005.

Jonathon M. Detter has served as Portfolio Manager for Opus since 2003. He is primarily responsible for conducting research and directing trades. Prior to joining Opus, Mr. Detter valued private and public firms at Valuation Research Company and Arthur Andersen LLP. He has over six years of investment and valuation experience and has managed a portion of the Fund since January 2005.

TEMPLETON INVESTMENT COUNSEL, LLC (“Templeton”), 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394, is an indirect wholly owned subsidiary of Franklin Resources, Inc., a global investment organization operating as Franklin Templeton Investments. Franklin Templeton Investments provides global and domestic investment management services, through its Franklin, Templeton, Mutual Series and Fiduciary Trust subsidiaries. The San Mateo, CA-based company has over 60 years of investment experience and more than $391.1 billion in assets under management as of March 31, 2009. Of this amount, approximately $693.6 million were assets of AMR Corporation and its subsidiaries and affiliated entities. Templeton serves as a sub-advisor to the International Equity Fund.

Gary P. Motyl has served as a portfolio manager to Templeton’s portion of the International Equity Fund since the Fund’s inception in August 1991. Mr. Motyl is President of Templeton and Chief Investment Officer of Templeton Global Equities. He joined Templeton in 1981.

THE BOSTON COMPANY ASSET MANAGEMENT, LLC (“The Boston Company”), One Boston Place, Boston, Massachusetts 02108, is a wholly-owned subsidiary of The Bank of New York Mellon Corporation. Assets under management as of March 31, 2009 were $24 billion, including approximately $958 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Certain of the assets managed by The Boston Company are managed as dual officers of affiliated entities. The Boston Company serves as a sub-advisor to the Small Cap Value and International Equity Funds.

The Boston Company Portfolio Managers for the
Small Cap Value Fund

Joseph M. Corrado, Senior Vice President, is the lead portfolio manager for the US Small Cap Value Equity strategy for The Boston Company and he oversees the US Small Cap Value team. Mr. Corrado joined The Boston Company in 1986. Stephanie K. Brandaleone, Vice President, and Edward R. Walter, Vice President, have served as US Small Cap Value Equity portfolio managers for The Boston Company since February 1999 and May 2004, respectively. Prior to becoming portfolio managers, both Ms. Brandaleone and Mr. Walter served as research analysts, and they continue to fulfill certain research responsibilities in conjunction with their portfolio management duties. Ms. Brandaleone’s research role involves covering a broad range of industries and special situations, while Mr. Walter focuses on the Health Care, Technology, Business Services and Industrial sectors. Mr. Corrado, Ms. Brandaleone and Mr. Walter have managed a portion of the Small Cap Value Fund since September 2004.

The Boston Company Portfolio Managers for the
International Equity Fund

D. Kirk Henry is the Director of International Value Equities for The Boston Company. He is the lead portfolio manager for the International Value and Emerging Markets strategies. Mr. Henry joined The Boston Company in 1994. He has served as a portfolio manager for a portion of the International Equity Fund since September 2004. Clifford A. Smith, Senior Vice President, has been with The Boston Company since 1998. Prior to becoming a portfolio manager in March 2003, he served as a research analyst. Mr. Smith has served as a portfolio manager for a portion of the International Equity Fund since September 2004. He continues to conduct research on a variety of regions and sectors, focusing on global technology and European capital goods companies.

Prospectus	About the Funds
17

Valuation of Shares

The price of each Fund’s shares is based on its net asset value (“NAV”) per share. Each Fund’s NAV is computed by adding total assets, subtracting all of the Fund’s liabilities, and dividing the result by the total number of shares outstanding. Equity securities are valued based on market value. Debt securities (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. In some cases, the price of debt securities is determined using quotes obtained from brokers.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by a Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Fair value pricing may be used by any of the Funds, but certain Funds are more likely to hold securities requiring fair value pricing. The International Equity Fund often fair values securities as a result of significant events occurring after the close of the foreign markets in which this Fund invests.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Funds’ fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Funds’ fair valuation procedures.

The NAV of Retirement Class shares will be determined based on a pro rata allocation of a Fund’s investment income, expenses and total capital gains and losses. Each Fund’s NAV per share is determined as of the close of the New York Stock Exchange (“Exchange”), generally 4:00 p.m. Eastern Time, on each day on which it is open for business. Because the International Equity Fund invests in securities primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the NAV per share of this Fund may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

About Your Investment

Purchase and Redemption of Shares

Eligibility

Retirement Class shares are offered to all investors who invest through intermediary organizations, such as broker-dealers, insurance companies or third party administrators for small to mid-sized retirement plans.

Opening an Account

A completed, signed application is required to open an account. You may obtain an application form by:

•	calling 1-800-658-5811, or
•	downloading an account application from the Funds’ web site at www.americanbeaconfunds.com.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, your financial institution will ask for information that will allow it to identify you. Non-public corporations and other entities may be required to provide articles of incorporation, trust or partnership agreements, tax ID numbers, and other documentation. Your financial institution is required by law to reject your new account application if the required identifying information is not provided.

Complete the application, sign it and

Mail to:
American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643

Purchase Policies

Shares of the Funds are offered and purchase orders are typically accepted until 4:00 p.m. Eastern Time or the close of the Exchange (whichever comes first) on each day on which the Exchange is open for business.

If a purchase order is received in good order prior to the Fund’s deadline, the purchase price will be the NAV per share next determined on that day. If a purchase order is received in good order after the applicable deadline, the purchase price will be the NAV per share of the following day that the Fund is open for business. Each Fund has the right to reject any purchase order or cease offering shares at any time. Checks to purchase shares are accepted subject to collection at full face value in U.S. funds and

About the Funds	Prospectus
18

must be drawn in U.S. dollars on a U.S. bank. The Funds will not accept “starter” checks, credit card checks, money orders, cashier’s checks, official checks, or third party checks. No sales charges are assessed on the purchase or sale of Fund shares.

Please refer to the section titled “Frequent Trading and Market Timing” for information on the Funds’ policies regarding frequent purchases, redemptions, and exchanges.

Redemption Policies

Shares of any Fund may be redeemed by telephone, via the Funds’ website, or by mail on any day that the Fund is open for business. The redemption price will be the NAV next determined after a redemption request is received in good order. In order to receive the redemption price calculated on a particular business day, redemption requests must be received in good order by 4:00 p.m. Eastern Time or by the close of the Exchange (whichever comes first). For assistance with completing a redemption request, please call 1-800-658-5811.

Wire proceeds from redemption requests received by 4:00 p.m. Eastern Time are generally transmitted to shareholders on the next day the Funds are open for business. In any event, proceeds from a redemption request will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. Delivery of proceeds from shares purchased by check may be delayed until the funds have cleared, which may take up to 10 days.

A redemption fee of 2% will be deducted from your redemption amount when you sell shares of the International Equity Fund that you have owned for less than 90 days. The redemption fee is paid to the Fund and is intended to discourage frequent trading and market timing. If you purchased shares on multiple dates, the shares you have held the longest will be redeemed first for purpose of assessing the redemption fee. The redemption fee does not apply to:

•	shares acquired through the reinvestment of dividends and distributions;
•	shares acquired through payroll contributions to a retirement or employee benefit plan;
•	shares redeemed through systematic redemption plans;
•	shares redeemed to return excess IRA contributions;
•	certain redemption transactions made within a retirement or employee benefit plan, such as minimum required distributions, loans and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant; or
•	redemption transactions made within a “Qualified Wrap Program” as defined in the section titled “Frequent Trading and Market Timing.”

For more information on the redemption fee, including how the fee applies to investors who own shares through financial intermediaries, such as broker-dealers, third party administrators of retirement plans, and trust companies, please see the section titled “Frequent Trading and Market Timing.”

The Funds reserve the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the Exchange is closed (other than for customary weekend and holiday closings); (ii) when trading on the Exchange is restricted; (iii) when the SEC determines that an emergency exists so that disposal of a Fund’s investments or determination of its NAV is not reasonably practicable; or (iv) by order of the SEC for protection of the Funds’ shareholders.

Although the Funds intend to redeem shares in cash, each Fund reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets held by the Fund. To the extent that a Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

Please refer to the section titled “Frequent Trading and Market Timing” for information on the Funds’ policies regarding frequent purchases, redemptions, and exchanges.

Exchange Policies

Shares of the Retirement Class of any Fund may be exchanged for shares of the Retirement Class of another Fund under certain limited circumstances. Since an exchange involves a concurrent purchase and redemption, please review the sections titled “Purchase Policies” and “Redemption Policies” for additional limitations that apply to purchases and redemptions. To exchange out of a Fund and into another, a shareholder must have owned shares of the redeeming Fund for at least 10 days if shares of the redeeming Fund were purchased by check. The minimum investment requirement must be met for the Fund into which the shareholder is exchanging. Fund shares may be acquired through exchange only in states in which they can be legally sold. The Funds reserve the right to charge a fee and to modify or terminate the exchange privilege at any time.

Please refer to the section titled “Frequent Trading and Market Timing” for information on the Funds’ policies regarding frequent purchases, redemptions, and exchanges.

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19

How to Purchase Shares

By Wire

If your account has been established, you may call 1-800-658-5811. The minimum amount to open an account is $2,500. The minimum amount for subsequent investments by wire is $500. Send a bank wire to State Street Bank and Trust Co. with these instructions:

•	ABA# 0110-0002-8; AC-9905-342-3,
•	Attn: American Beacon Funds-Retirement Class,
•	the Fund name and Fund number, and
•	shareholder’s account number and registration.

By Check

•	The minimum amount to open an account is $2,500. The minimum amount for subsequent investments by check is $50.
•	Make check payable to the American Beacon Funds.
•	Include the shareholder’s account number, Fund name, and Fund number on the check.
•	Mail check to:
American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643

By Exchange

•	Send a written request to the address above, call 1-800-658-5811.
•	A $2,500 minimum is required to establish a new account in the Retirement Class of another American Beacon Fund by making an exchange.
•	The minimum amount for each exchange is $50.

About the Funds	Prospectus
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How to Redeem Shares

By Telephone

•	Call 1-800-658-5811 to request a redemption.
•	Proceeds will generally be mailed only to the account address of record or transmitted by wire to a commercial bank account designated on the account application form.

By Mail

Write a letter of instruction including:

•	the Fund name and Fund number,
•	shareholder account number,
•	shares or dollar amount to be redeemed, and
•	authorized signature(s) of all persons required to sign for the account.
Mail to:
American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643

•	Proceeds will only be mailed to the account address of record or transmitted by wire to a commercial bank account designated on the account application form.

To protect the Funds and your account from fraud, a STAMP 2000 Medallion signature guarantee is required for redemption orders:

•	with a request to send the proceeds to an address or commercial bank account other than the address or commercial bank account designated on the account application, or
•	for an account whose address has changed within the last 30 days if proceeds are sent by check.

The Funds only accept STAMP 2000 Medallion signature guarantees, which may be obtained at most banks, broker-dealers and credit unions. A notary public can not provide a signature guarantee. Call 1-800-658-5811 for instructions and further assistance.

Via “My Account” on www.americanbeaconfunds.com

•	Proceeds will only be mailed to the account address of record or transmitted by wire to a commercial bank account designated on the account application form.
•	If bank instructions were not included on the account application form, please call 1-800-658-5811 to establish bank instructions.

By Exchange

•	Send a written request to the address above or call 1-800-658-5811 to exchange shares.
•	A $2,500 minimum is required to establish a new account in the Retirement Class of another American Beacon Fund by making an exchange.
•	The minimum amount for each exchange is $50.

General Policies

If a shareholder’s account balance in any Fund falls below $2,500, the shareholder may be asked to increase the balance. If the account balance remains below $2,500 after 45 days, the Funds reserve the right to close the account and send the proceeds to the shareholder. The Manager reserves the right to charge an annual account fee of $12 (to offset the costs of servicing accounts with low balances) if an account balance falls below certain asset levels.

A Signature Validation Program (“SVP”) stamp may be required in order to change an account’s registration or banking instructions. You may obtain a SVP stamp at banks, broker-dealers and credit unions, but not from a notary public. The SVP stamp is analogous to the STAMP 2000 Medallion guarantee in that it is provided at similar institutions. However, it is used only for non-financial transactions.

The following policies apply to instructions you may provide to the Funds by telephone:

•	The Funds, their officers, trustees, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.
•	The Funds employ procedures reasonably designed to confirm that instructions communicated by telephone are genuine.

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21

•	Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods.

The Funds reserve the right to:

•	liquidate a shareholder’s account at the current day’s NAV and remit proceeds via check if the financial institution is unable to verify the shareholder’s identity within three business days of account opening,
•	seek reimbursement from the shareholder for any related loss incurred by a Fund if payment for the purchase of Fund shares by check does not clear the shareholder’s bank, and
•	reject a purchase order and seek reimbursement from the shareholder for any related loss incurred by a Fund if funds are not received by the applicable wire deadline.

The Funds have authorized certain third party financial intermediaries, such as broker-dealers, insurance companies, third party administrators and trust companies, to receive purchase and redemption orders on behalf of the Funds and to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds. A Fund is deemed to have received such orders when they are received by the financial intermediaries or their designees. Thus, an order to purchase or sell Fund shares will be priced at the Fund’s next determined NAV after receipt by the financial intermediary or its designee.

The Funds pay administrative and/or shareholder servicing fees to the Manager that the Manager may use to compensate financial intermediaries for providing recordkeeping, administrative, and other services. The Manager may also make revenue sharing payments out of its own resources and not as an expense of the Funds to compensate financial intermediaries in connection with the sale, distribution, retention, and/or servicing of Fund shares. These payments are in addition to any fees paid to intermediaries out of the Fund’s assets that are included in each Fund’s Fees and Expenses table, such as distribution (Rule 12b-1) fees and shareholder servicing fees. Payments by the Manager to financial intermediaries may create an incentive for such intermediaries or their employees to recommend or sell shares to you. These payments are described in more detail in the Funds’ Statement of Additional Information.

Third parties who offer Fund shares may charge transaction fees and may set different minimum investments or limitations on buying or selling shares.

Frequent Trading and Market Timing

Frequent trading by Fund shareholders poses risks to other shareholders in that Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Frequent, short-term trading of Fund shares in an attempt to profit from day-to-day fluctuations in the Fund’s NAV is known as market timing. The International Equity Fund is particularly at risk for market timing activity. Please see Market Timing Risk under the description of this Fund.

The Funds’ Board of Trustees has adopted policies and procedures intended to discourage frequent trading and market timing. These policies include a 2% redemption fee imposed on shares of the International Equity Fund that are sold within 90 days of purchase. The redemption fee is described further in the “Redemption Policies” section. Shareholders may transact one “round trip” in a Fund in any rolling 90-day period. A “round trip” is defined as two transactions, each in an opposite direction. A round trip may involve (i) a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund or (ii) a redemption or exchange out of a Fund followed by a purchase or exchange into the same Fund. If the Manager detects that a shareholder has exceeded one round trip in a Fund in any rolling 90-day period, the Manager, without prior notice to the shareholder, will prohibit the shareholder from making further purchases of that Fund. In general, the Funds reserve the right to reject any purchase order, terminate the exchange privilege, or liquidate the account of any shareholder that the Manager determines has engaged in frequent trading or market timing, regardless of whether the shareholder’s activity violates any policy stated in this Prospectus.

The round-trip limit does not apply to the following transaction types:

•	shares acquired through the reinvestment of dividends and distributions;
•	systematic purchases and redemptions;
•	shares redeemed to return excess IRA contributions; or
•	certain transactions made within a retirement or employee benefit plan, such as payroll contributions, minimum required distributions, loans, and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant.

Financial intermediaries that offer Fund shares, such as broker-dealers, third party administrators of retirement plans, and trust companies, will be asked to enforce the Funds’ policies to discourage frequent trading and market timing by investors. However, certain intermediaries that offer Fund shares have informed the Funds that they are currently unable to enforce the Funds’ policies on an automated basis. In those instances, the Manager will monitor trading activity of the intermediary in an attempt to detect patterns of activity that indicate frequent trading or market timing by underlying investors. In some cases, intermediaries that offer Fund shares have their own policies to deter frequent trading and market timing that differ from the Funds’ policies. The Funds may defer to an intermediary’s policies. For more information, please contact the financial intermediary through which you invest in the Funds.

The Manager monitors trading activity in the Funds to attempt to identify shareholders engaged in frequent

About the Funds	Prospectus
22

trading or market timing. The Manager may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time. The ability of the Manager to detect frequent trading and market timing activity by investors who own shares through an intermediary is dependent upon the intermediary’s provision of information necessary to identify transactions by the underlying investors. The Funds have entered agreements with the intermediaries that service the Funds’ investors, pursuant to which the intermediaries agree to provide information on investor transactions to the Funds and to act on the Funds’ instructions to restrict transactions by investors who the Manager has identified as having violated the Funds’ policies and procedures to deter frequent trading and market timing.

Wrap programs offered by certain intermediaries may be designated “Qualified Wrap Programs” by the Funds based on specific criteria established by the Funds and a certification by the intermediary that the criteria has been met. A Qualified Wrap Program is: (i) a wrap program whose sponsoring intermediary certifies that it has investment discretion over $50 million or more in client assets invested in mutual funds at the time of the certification, (ii) a wrap program whose sponsoring intermediary certifies that it directs transactions in accounts participating in the wrap program(s) in concert with changes in a model portfolio; (iii) managed by an intermediary that agrees to provide the Manager a description of the wrap program(s) that the intermediary seeks to qualify; and (iv) managed by an intermediary that agrees to provide the Manager sufficient information to identify individual accounts in the intermediary’s wrap program(s). For purposes of applying the round-trip limit, transactions initiated by clients invested in a Qualified Wrap Program will not be matched to transactions initiated by the intermediary sponsoring the Qualified Wrap Program. For example, a client’s purchase of a Fund followed within 90 days by the intermediary’s redemption of the same Fund would not be considered a round trip. However, transactions initiated by a Qualified Wrap Program client are subject to the round-trip limit and will be matched to determine if the client has exceeded the round-trip limit. In addition, the Manager will monitor transactions initiated by Qualified Wrap Program intermediaries to determine whether any intermediary has engaged in frequent trading or market timing. If the Manager determines that an intermediary has engaged in activity that is harmful to a Fund, the Manager will revoke the intermediary’s Qualified Wrap Program status. Upon termination of status as a Qualified Wrap Program, all account transactions will be matched for purposes of testing compliance with the Funds’ frequent trading and market timing policies, including any applicable redemption fees.

The Funds reserve the right to modify the frequent trading and market timing policies and procedures and grant or eliminate waivers to such policies and procedures at any time without advance notice to shareholders. There can be no assurance that the Funds’ policies and procedures to deter frequent trading and market timing will have the intended effect nor that the Manager will be able to detect frequent trading and market timing.

Distributions and Taxes

The Funds distribute most or all of their net earnings in the form of dividends from net investment income and distributions of realized net capital gains and gains from foreign currency transactions. Unless the account application instructs otherwise, distributions will be reinvested in additional Fund shares. Distributions are paid as follows:

Other
Distributions
Fund	Dividends Paid	Paid
Large Cap Value	Annually	Annually
Small Cap Value	Annually	Annually
International Equity	Annually	Annually

Usually, any dividends and distributions of net realized gains are taxable events. However, the portion of a Fund’s dividends derived from its investments in certain direct U.S. Government obligations is generally exempt from state and local income taxes.

The following table outlines the typical tax liabilities for transactions in taxable accounts:

Type of Transaction	Tax Status
Dividends from net investment income*	Ordinary income**
Distributions of excess net short-term capital gain over net long-term capital loss*	Ordinary income
Distributions of gains from certain foreign currency transactions*	Ordinary income
Distributions of excess net long-term capital gain over net short-term capital loss*	Long-term capital gains
Redemptions or exchanges of shares owned for more than one year	Long-term capital gains or losses
Redemptions or exchanges of shares owned for one year or less	Net gains are taxed at the same rate as ordinary income; net losses are subject to special rules

*	whether reinvested or taken in cash

**	except for dividends that are attributable to qualified dividend income

To the extent distributions of the excess of net long-term capital gain over net short-term capital loss are attributable to net capital gain that a Fund recognizes on sales or exchanges of capital assets through its last taxable year beginning before January 1, 2011, they are subject to a 15% maximum federal income tax rate for individual shareholders.

Some foreign countries may impose taxes on dividends paid to and gains realized by the International Equity Fund. The Fund may treat these taxes as a deduction or, under certain conditions, “flow the tax through” to its shareholders. In the latter event, a shareholder may either deduct the taxes or use them to calculate a credit against his or her federal income tax.

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23

A portion of the dividends paid by the Large Cap Value Fund, and the Small Cap Value Fund, may be eligible for the 15% maximum federal income tax rate applicable to dividends that individuals receive through the year 2010. The eligible portion for such a Fund may not exceed its qualified dividend income (“QDI”). QDI is the aggregate of dividends a Fund receives from most domestic corporations and certain foreign corporations. If a Fund’s QDI is at least 95% of its gross income (as specially computed) and the Fund satisfies certain holding period and other restrictions with respect to the shares on which the dividends are paid (and the shareholder meets similar restrictions with respect to its Fund shares), the entire dividend will qualify for the 15% maximum federal income tax rate. A portion of the dividends paid by these Funds may also be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period and other restrictions, but the eligible portion will not exceed the aggregate dividends a Fund received from domestic corporations. However, dividends that a corporate shareholder receives and deducts pursuant to the dividends-received deduction may be subject indirectly to the federal alternative minimum tax. The International Equity Fund’s dividends most likely will not qualify for the maximum 15% rate or for the dividends-received deduction. However, dividends from non-U.S. corporations will be eligible for the 15% rate if the United States has a tax treaty with the corporation’s jurisdiction of incorporation.

Shareholders may realize a taxable gain or loss when redeeming or exchanging shares. That gain or loss is generally treated as a short-term or long-term capital gain or loss, depending on how long the redeemed or exchanged shares were held. Any capital gain an individual shareholder recognizes through the year 2010 on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate mentioned above.

This is only a summary of some of the important income tax considerations that may affect Fund shareholders. Shareholders should consult their tax advisors regarding specific questions as to the effect of federal, state and local income taxes on an investment in the Funds. Each year, shareholders will receive tax information from the Funds to assist them in preparing their tax returns.
Additional Information

Distribution of Fund Shares

The Funds have adopted a Distribution Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, which allows the Funds to pay distribution and other fees for the sale of Fund shares and for other services provided to shareholders. The Plan provides that each Fund will pay up to 0.50% per annum of the average daily net assets of the Retirement Class to the Manager (or another entity approved by the Board). Because these fees are paid out of each Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges and result in costs higher than other types of sales charges.

Portfolio Holdings

A complete list of each Fund’s holdings as of the end of each month is made available on the Funds’ website approximately thirty days after the end of the month. Each Fund’s list of its complete holdings remains available on the website for six months. A list of each Fund’s ten largest holdings is made available on the Funds’ website as of the end of each calendar quarter. The ten largest holdings of the Funds are generally posted to the website approximately fifteen days after the end of the quarter. Each Fund’s list of its ten largest holdings remains available on the website until the next quarter. To access the holdings information, go to www.americanbeaconfunds.com and select “Fund Holdings” under the “I want info on...” menu on the home page.

A description of the Funds’ policies and procedures regarding the disclosure of portfolio holdings is available in the Funds’ Statement of Additional Information, which you may access on the Funds’ website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.

Delivery of Documents

If you invest in the Funds through a financial institution, you may be able to receive the Funds’ regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five fiscal years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in each Fund’s table represent the rate that an investor would have earned (or lost) on an investment in that Fund (assuming reinvestment of all dividends and

Additional Information	Prospectus
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distributions). Each Fund’s financial highlights were audited by Ernst & Young LLP, Independent Registered Public Accounting Firm. The report of Ernst & Young LLP, along with the Funds’ financial statements, is found in the Funds’ Annual Report, which you may obtain upon request.

The financial highlights tables represent the financial performance of the Advisor Class, formerly known as the Service Class, of each Fund, which has a different expense structure and performance than the Retirement Class would have for the same periods.

Prospectus	Additional Information
25

	Large Cap Value Fund-
	Advisor Class
				May 31 to
	Year Ended October 31,			October 31,
For a share outstanding throughout the period:	2008	2007	2006	2005
Net asset value, beginning of period	$24.70	$22.64	$20.13	$19.33

Income from investment operations:
Net investment incomeA,E	0.32	0.28	0.26	0.01
Net gains on securities (both realized and unrealized)	(9.79)	2.62	3.27	0.79

Total income from investment operations	(9.47)	2.90	3.53	0.80

Less distributions:
Dividends from net investment income	(0.33)	(0.23)	(0.26)	—
Distributions from net realized gains on securities	(0.71)	(0.61)	(0.76)	—

Total distributions	(1.04)	(0.84)	(1.02)	—

Net asset value, end of period	$14.19	$24.70	$22.64	$20.13

Total return	(39.87)%	13.16%	18.18%	4.14	%B

Ratios and supplemental data:
Net assets, end of period (in thousands)	$99,416	$99,854	$39,077	$11,604
Ratios to average net assets (annualized):
Expenses, after expense reimbursements (recoupments)	1.08%	1.08%	1.09%	1.14	%C
Expenses, before expense reimbursements (recoupments)	1.08%	1.08%	1.09%	1.77	%C
Net investment income, after expense reimbursements (recoupments)	1.69%	1.32%	1.39%	1.72	%C
Net investment income, before expense reimbursements (recoupments)	1.69%	1.32%	1.39%	1.09	%C
Portfolio turnover rate	28%	20%	26%	25	%D

A	Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share through October 31, 2005.

B	Not annualized.

C	Annualized.

D	Portfolio turnover rate is for the period from November 1, 2004 through October 31, 2005.

E	For purposes of this calculation, through October 31, 2007, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by average shares outstanding.

	Small Cap Value Fund-Advisor Class
	Year Ended October 31,
For a share outstanding throughout the period:	2008	2007	2006	2005A	2004B

Net asset value, beginning of period	$21.46	$21.94	$19.94	$18.49	$15.92

Income from investment operations:
Net investment income	0.16	0.10	0.07	0.04	0.01
Net gains on securities (both realized and unrealized)	(6.93)	1.07	2.88	2.23	3.00

Total income from investment operations	(6.77)	1.17	2.95	2.27	3.01

Less distributions:
Dividends from net investment income	(0.09)	(0.09)	(0.06)	(0.05)	—
Distributions from net realized gains on securities	(2.47)	(1.56)	(0.89)	(0.77)	(0.44)

Total distributions	(2.56)	(1.65)	(0.95)	(0.82)	(0.44)

Net asset value, end of period	$12.13	$21.46	$21.94	$19.94	$18.49

Total return	(35.19)%	5.55%	15.23%	12.32%	19.24%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$33,479	$69,112	$70,602	$44,709	$11,828
Ratios to average net assets (annualized):
Expenses, after expense reimbursements (recoupments)	1.31%	1.32%	1.34%	1.40%	1.38%
Expenses, before expense reimbursements (recoupments)	1.31%	1.32%	1.34%	1.40%	1.69%
Net investment income (loss), after expense reimbursements (recoupments)	0.86%	0.43%	0.31%	0.12%	0.17%
Net investment income (loss), before expense reimbursements (recoupments)	0.86%	0.43%	0.31%	0.12%	(0.14)%
Portfolio turnover rate	62%	52%	48%	47%	35%

A	Opus Capital Group, LLC was added as an investment advisor on February 1, 2005 and Metropolitan West Capital Management, LLC, SSgA Funds Management, Inc. and Dreman Value Management, LLC were added as investment advisors on August 12, 2005.

B	The Boston Company Asset Management, LLC was added as an investment advisor to the Small Cap Value Fund on September 27, 2004.

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26

	International Equity Fund-Advisor Class
	Year Ended October 31,
For a share outstanding throughout the period:	2008	2007	2006	2005	2004A

Net asset value, beginning of period	$26.83	$24.24	$20.61	$18.24	$15.31

Income from investment operations:
Net investment incomeB,C	0.62	0.56	0.46	0.37	0.30
Net gains on securities (both realized and unrealized)C	(11.35)	4.20	4.76	2.26	2.99

Total income from investment operations	(10.73)	4.76	5.22	2.63	3.29

Less distributions:
Dividends from net investment income	(0.58)	(0.35)	(0.26)	(0.26)	(0.36)
Distributions from net realized gains on securities	(2.66)	(1.82)	(1.33)	—	—

Total distributions	(3.24)	(2.17)	(1.59)	(0.26)	(0.36)

Redemption fees added to beneficial interestD	0.00	0.00	0.00	0.00	0.00

Net asset value, end of period	$12.86	$26.83	$24.24	$20.61	$18.24

Total return	(45.10)%	20.85%	26.89%	14.45%	21.88%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$1,546	$4,932	$4,740	$2,987	$739
Ratios to average net assets (annualized):
Expenses, net of waiversB	1.19%	1.12%	1.16%	1.21%	1.27%
Expenses, before waiversB	1.19%	1.15%	1.19%	1.21%	6.26%
Net investment income, net of waiversB	2.36%	2.04%	2.09%	1.70%	0.81%
Net investment income (loss), before waiversB	2.36%	2.01%	2.05%	1.70%	(4.18)%
Portfolio turnover rateE	31%	38%	40%	37%	36%

A	The Boston Company Asset Management, LLC was added as an investment advisor to the International Equity Fund on September 27, 2004.

B	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the American Beacon International Equity Portfolio through February 28, 2006.

C	Through October 31, 2005, net investment income per share was calculated by subtracting class expenses per share from the Fund’s net investment income per share before class expenses.

D	Amounts represent less than $0.01 per share.

E	The International Equity Fund invested all of its investable assets in the American Beacon International Equity Portfolio through February 28, 2006. Portfolio turnover rate through February 28, 2006 is that of the American Beacon International Equity Portfolio.

Prospectus	Additional Information
27

— Notes —

Additional Information	00066202

Additional information about the Funds is found in the documents listed below. Request a free copy of these documents by calling 1-800-658-5811 or you may access them on the Funds’ website at www.americanbeaconfunds.com.

Annual Report/Semi-Annual Report	Statement of Additional Information (“SAI”)
The Funds’ Annual and Semi-Annual Reports list each Fund’s actual investments as of the report’s date. They also include a discussion by the Manager of market conditions and investment strategies that significantly affected the Funds’ performance. The report of the Funds’ Independent Registered Public Accounting Firm is included in the Annual Report.
The SAI contains more details about the Funds and their investment policies. The SAI is incorporated in this Prospectus by reference (it is legally part of this Prospectus). A current SAI is on file with the Securities and Exchange Commission (SEC).

To obtain more information about the Funds or to request a copy of the documents listed above:

By Telephone:	By Mail:	By E-mail:	On the Internet:
Call 1-800-658-5811	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121	american beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com Visit the SEC website at www.sec.gov

The SAI and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic mail to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 100 F Street NE, Washington, D.C. 20549. The SAI and other information about the Funds may also be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Fund Service Providers:

Custodian State Street Bank and Trust Boston, Massachusetts	Transfer Agent Boston Financial Data Services Kansas City, Missouri	Independent Registered Public Accounting Firm Ernst & Young LLP Dallas, Texas	Distributor Foreside Fund Services, LLC Portland, Maine

SEC File Number 811-4984

American Beacon is a registered service mark of American Beacon Advisors, Inc. The American Beacon Funds, American Beacon Large Cap Value Fund, American Beacon Small Cap Value Fund and American Beacon International Equity Fund are service marks of American Beacon Advisors, Inc.

Prospectus	Additional Information

STATEMENT OF ADDITIONAL INFORMATION
AMERICAN BEACON FUNDSSM
May 1, 2009
— Retirement Class –
Large Cap Value Fund
Small Cap Value Fund
International Equity Fund
(each individually, a “Fund” and collectively, the “Funds”)
     This Statement of Additional Information (“SAI”) should be read in conjunction with a Retirement Class prospectus dated May 1, 2009, as supplemented, (“Prospectus”). Copies of the Prospectus may be obtained without charge by calling (800) 388-3344 for a Retirement Class Prospectus or by visiting the Funds’ website at www.americanbeaconfunds.com. This SAI is incorporated herein by reference to the Funds’ Prospectus. In other words, it is legally a part of the Prospectus. This SAI is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current Prospectus.
     The American Beacon Funds’ Annual Report to Shareholders for the period ended October 31, 2008 and the financial statements and accompanying notes appearing therein are incorporated by reference in this SAI. To request an Annual Report, free of charge, please call (800) 388-3344.
ORGANIZATION AND HISTORY OF THE FUNDS
     Each Fund is a separate investment portfolio of the American Beacon Funds (the “Trust”), an open-end management investment company organized as a Massachusetts business trust on January 16, 1987, and is managed by American Beacon Advisors, Inc. (the “Manager”). Each Fund constitutes a separate investment portfolio with a distinct investment objective and distinct purpose and strategy. All of the Funds are diversified. Each Fund is comprised of multiple classes of shares designed to meet the needs of different groups of investors. This SAI relates to the Retirement Class of the Trust.
NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS
In addition to the investment strategies described in the Prospectus, each Fund may:
Invest up to 20% of its total assets in debt securities that are investment grade at the time of purchase, including obligations of the U.S. Government, its agencies and instrumentalities, corporate debt securities, mortgage-backed securities, asset-backed securities, master-demand notes, Yankeedollar and Eurodollar bank certificates of deposit, time deposits, bankers’ acceptances, commercial paper and other notes, inflation-indexed securities, and other debt securities. Investment grade securities include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations (“Rating Organizations”) rating that security, such as Standard & Poor’s Ratings Services (“Standard & Poor’s”) or Moody’s Investors Service, Inc. (“Moody’s”), or rated in one of the four highest rating categories by one Rating Organization if it is the only Rating Organization rating that security. Obligations rated in the fourth highest rating category are limited to 25% of each of these Funds’ debt allocations. These Funds, at the discretion of the Manager or the applicable sub-advisor, may retain a debt security that has been downgraded below the initial investment criteria. The International Equity Fund may invest up to 20% of its total assets in non-U.S. debt securities that are rated at the time of purchase in one of the three highest rating categories by any Rating Organization or, if unrated, are deemed to be of comparable quality by the applicable sub-advisor and traded publicly on a world market.
Each Fund may (except where indicated otherwise):
1. Engage in dollar rolls or purchase or sell securities on a when-issued or forward commitment basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities takes place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When purchasing securities on a when-issued or forward commitment basis, a segregated account of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.
2. Invest in other investment companies (including affiliated investment companies) to the extent permitted by the Investment Company Act of 1940, as amended (“1940 Act”), or exemptive relief granted by the Securities and Exchange Commission (“SEC”).
3. Loan securities to broker-dealers or other institutional investors. Securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by a Fund exceeds 33 1/3% of its total assets (including the market value of collateral received). For purposes of complying with a Fund’s investment policies and restrictions, collateral received in connection with securities loans is deemed an asset of the Fund to the extent required by law. For all Funds that engage in securities lending (except the Index Funds), the Manager receives compensation for administrative and oversight functions with respect to securities lending. The amount of such compensation depends on the income generated by the loan of the securities. A Fund continues to receive dividends or interest, as applicable, on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized.
4. Enter into repurchase agreements. A repurchase agreement is an agreement under which securities are acquired by a Fund from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the Manager or the sub-advisors, as applicable, attempt to minimize this risk by entering into repurchase agreements only with financial institutions that are deemed to be of good financial standing.
5. Purchase securities in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“1933 Act”), and resold to qualified institutional buyers under Rule 144A under the 1933 Act (“Section 4(2) securities”).
INVESTMENT RESTRICTIONS
     Each Fund has the following fundamental investment policy that enables it to invest in another investment company or series thereof that has substantially similar investment objectives and policies:
Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, “all of the Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company.
All Funds
     The following discusses the investment policies of each Fund and the Board.
     In addition to the investment objectives noted in the Prospectuses, the following nine restrictions have been adopted by each Fund and may be changed with respect to any such Fund only by the majority vote of that Fund’s outstanding interests. “Majority of the outstanding voting securities” under the 1940 Act and as used herein means, with respect to the Fund, the lesser of (a) 67% of the shares of the Fund present at the meeting if the holders of more than 50% of the shares are present and represented at the shareholders’ meeting or (b) more than 50% of the shares of the Fund.
No Fund may:
1. Purchase or sell real estate or real estate limited partnership interests, provided, however, that a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectuses.
2. Invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).
3. Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, a Fund may be deemed an underwriter under federal securities law.
4. Lend any security or make any other loan except (i) as otherwise permitted under the 1940 Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with a Fund’s investment objective, policies and limitations, or (iv) by engaging in repurchase agreements with respect to portfolio securities.
5. Issue any senior security except as otherwise permitted (i) under the 1940 Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.
6. Borrow money, except as otherwise permitted under the 1940 Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.
7. Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of a Fund’s total assets.

8. Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry provided that: (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; and (ii) municipalities and their agencies and authorities are not deemed to be industries.
     The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected.
     The following non-fundamental investment restrictions apply to each Fund (except where noted otherwise) and may be changed with respect to each Fund by a vote of a majority of the Board. No Fund may:
1. Invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days; or
2. Purchase securities on margin or effect short sales, except that a Fund may obtain such short term credits as may be necessary for the clearance of purchases or sales of securities.
     Each Fund may invest up to 10% of its total assets in the securities of other investment companies to the extent permitted by law. In addition, pursuant to exemptive relief granted by the SEC, a Fund may invest up to 25% of its total assets in the aggregate of the Money Market Portfolio and U.S. Government Money Market Portfolio of the Master Trust (the “Master Trust”). A Fund may incur duplicate advisory or management fees when investing in another mutual fund.
TEMPORARY DEFENSIVE POSITION
     While assuming a temporary defensive position, a Fund may invest in cash or cash equivalent short-term investment grade obligations, including: obligations of the U.S. Government, its agencies and instrumentalities; corporate debt securities, such as commercial paper, master demand notes, loan participation interests, medium-term notes and funding agreements; Yankeedollar and Eurodollar bank certificates of deposit, time deposits, and bankers’ acceptances; asset-backed securities; and repurchase agreements involving the foregoing obligations.
PORTFOLIO TURNOVER
     Portfolio turnover is a measure of trading activity in a portfolio of securities, usually calculated over a period of one year. The rate is calculated by dividing the lesser amount of purchases or sales of securities by the average amount of securities held over the period. A portfolio turnover rate of 100% would indicate that a Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover can increase a Fund’s transaction costs and generate additional capital gains or losses.
DISCLOSURE OF PORTFOLIO HOLDINGS
     The Funds publicly disclose portfolio holdings information as follows:
1.	a complete list of holdings for each Fund on an annual and semi-annual basis in the reports to shareholders and publicly available filings of Form N-CSR with the SEC within sixty days of the end of each fiscal semi-annual period;

2.	a complete list of holdings for each Fund as of the end of its first and third fiscal quarters in publicly available filings of Form N-Q with the SEC within sixty days of the end of the fiscal quarter;

3.	a complete list of holdings for each Fund as of the end of each month on the Funds’ website (www.americanbeaconfunds.com) approximately thirty days after the end of the month;

4.	ten largest holdings for each Fund as of the end of each calendar quarter on the Funds’ website (www.americanbeaconfunds.com) and in sales materials approximately fifteen days after the end of the calendar quarter;

5.	ten largest holdings for the Index Funds as of the end of each calendar quarter on the Funds’ website (www.americanbeaconfunds.com) and in sales materials approximately thirty days after the end of the calendar quarter.
     Occasionally, certain interested parties — including individual investors, institutional investors, intermediaries that distribute shares of the Funds, third-party service providers, rating and ranking organizations, and others — may request portfolio holdings information that has not yet been publicly disclosed by the Funds. As a policy, the Funds control the disclosure of nonpublic portfolio holdings information in an attempt to prevent parties from utilizing such information to engage in trading activity harmful to Fund shareholders. To this end, the Board has adopted a Policy and Procedures for Disclosure of Portfolio Holdings Information (the “Holdings Policy”). The purpose of the Holdings Policy is to define those interested parties who are authorized to receive nonpublic portfolio holdings information on a selective basis and to set forth conditions upon which such information may be provided. In general, nonpublic portfolio holdings may be disclosed on a selective basis only where it is determined that (i) there is a legitimate business purpose for the information, (ii) recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information; and (iii) disclosure is in the best interests of Fund shareholders.
Third Party Service Providers. The Funds have ongoing arrangements with third party service providers that require access to holdings to provide services necessary to the Funds’ operations (“service providers”). These service providers routinely receive complete portfolio holdings information prior to the public disclosure of such information. The service providers have a duty to keep the Funds’ nonpublic information confidential either through written contractual arrangements with the Manager, the Funds or by the nature of their role with respect to the Funds. The Funds have determined that selective and complete disclosure of holdings information to Fund counsel, auditors and the following service providers fulfills a legitimate business purpose and is in the best interest of shareholders: State Street and Brown Brothers Harriman & Co. (“BBH”). State Street serves as the Trust’s custodian, accountant, securities lending agent, and pricing agent. State Street has access to complete Fund holdings on a daily basis with no lag. BBH serves as the securities lending agent to the International Equity Fund and has access to the complete list of holdings of that Fund on a daily basis with no lag.
     Certain third parties are provided with non-public information on particular holdings (not a complete list). These third parties include: broker-dealers, borrowers of the Funds’ portfolio securities, and issuers (or their agents). Broker-dealers utilized by the Funds in the process of purchasing and selling portfolio securities receive limited holdings information on a current basis with no lag. Potential borrowers of the Funds’ securities receive information pertaining to the Funds’ securities available for loan. Such information is provided on a current basis with no lag. From time to time, an issuer (or its agent) may contact the Funds requesting confirmation of ownership of the issuer’s securities. Such holdings information is provided to the issuer (or its agent) as of the date requested. The Funds do not have written contractual arrangements with these third parties regarding the confidentiality of the holdings information. However, the Funds would not continue to utilize a third party that the Manager determined to have misused non-public holdings information.
Rating and Ranking Organizations. The Funds have ongoing arrangements to provide periodic holdings information to certain organizations that publish ratings and/or rankings for the Funds. The Funds have determined that selective and complete disclosure of holdings information to rating and ranking organizations fulfills a legitimate business purpose and is in the best interest of shareholders, as it provides existing and potential shareholders with an independent basis for evaluating the Funds in comparison to other mutual funds. The Funds have the following arrangements with rating and ranking organizations for periodic disclosure of holdings and other related portfolio information:

Organization	Frequency of Disclosure	Lag
Bloomberg	Quarterly	Day following disclosure on Funds’ website

Lipper/Reuters	Monthly	5 business days

Moody’s Investors Service	Weekly (money market funds)	1 business day

Morningstar	Monthly	Day following disclosure on Funds’ website

Standard & Poor’s Ratings Services	Weekly (money market funds)	1 business day

Standard & Poor’s Ratings Services	Monthly (all other funds)	2 business days

Thomson Financial Research	Quarterly	Day following disclosure on Funds’ website
     The rating and ranking organizations receiving non-money market fund holdings information prior to disclosure on the Funds’ website have provided written assurances that they will keep the information confidential and will not trade based on the information. For those rating and ranking organizations that have not provided such assurances, the Funds withhold disclosure of non-money market fund holdings information until the day following disclosure on the Funds’ website.
     For the Funds, selective disclosure of nonpublic portfolio holdings information to parties other than rating and ranking organizations or service providers must meet all of the following conditions:
1.	Recipients of portfolio holdings information must agree in writing to keep the information confidential and not to trade based on the information;

2.	Holdings may only be disclosed as of a month-end date;

3.	No compensation may be paid to the Funds, the Manager or any other party in connection with the disclosure of information about portfolio securities; and

4.	A member of the Manager’s Compliance Department must approve requests for holdings information.
     In determining whether to approve a request for portfolio holdings disclosure, the Compliance Department shall consider the type of requestor and its relationship to the Funds, the stated reason for the request, any historical pattern of requests from that same individual or entity, the style of the Fund for which holdings have been requested

(e.g. passive versus active management), and any other factors it deems relevant. In its analysis, the Compliance Department shall attempt to uncover any apparent conflict between the interests of Fund shareholders on the one hand and those of the Manager or any affiliated person of the Fund on the other. For example, the Compliance Department will inquire whether the Manager has entered into any special arrangements with the requestor to share confidential portfolio holdings information in exchange for a substantial investment in the Funds or other products managed by the Manager. Any potential conflicts between shareholders and affiliated persons of the Funds that arise as a result of a request for portfolio holdings information shall be decided by the Manager in the best interests of shareholders. However, if a conflict exists between the interests of shareholders and the Manager, the Manager will present the details of the request to the Board who will either approve or deny the request. On a quarterly basis, the Manager will prepare a report for the Board outlining the requests for selective disclosure and any violations of the Holdings Policy during the period.
     The Compliance Department will determine whether a historical pattern of requests by the same individual or entity constitutes an “ongoing arrangement” and thus requires disclosure in the SAI.
LENDING OF PORTFOLIO SECURITIES
The Funds may lend securities from their portfolios to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Funds remain the owner of the loaned securities and continue to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. The Funds also have the right to terminate a loan at any time. The Funds do not have the right to vote on securities while they are on loan. However, it is the Funds’ policy to attempt to terminate loans in time to vote those proxies that the Funds determine are material to their interests. Loans of portfolio securities may not exceed 33-1/3% of the value of a Fund’s total assets (including the value of all assets received as collateral for the loan). The Funds will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of cash, the Funds will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to be of good financial standing on a fully collateralized basis. In a loan transaction, the Funds will also bear the risk of any decline in value of securities acquired with cash collateral. The Funds will minimize this risk by limiting the investment of cash collateral to money market funds or similar private investment vehicles, repurchase agreements or other high quality instruments with short maturities.
TRUSTEES AND OFFICERS OF THE TRUST
     The Board provides broad supervision over the Trust’s affairs. The Manager is responsible for the management of Trust assets, and the Trust’s officers are responsible for the Trust’s operations. The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-three funds in the fund complex that includes the Trust, a Master Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds.

Position, Term of Office
and Length of Time
Name, Age and Address	Served with each Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES
Term
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (72)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Director, Clear Channel Communications (1984-2008); Trustee, CenterPoint Properties (1994-2006); Member, Board of Trustees, Southern Methodist University; Member, Board of Visitors, M.D. Anderson Hospital; Board of Visitors, Zale/Lipshy Hospital; Trustee, American Beacon Mileage Funds (1996-Present); Trustee, American Beacon Select Funds (1999-Present).

Position, Term of Office
and Length of Time
Name, Age and Address	Served with each Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES
Term
Lifetime of Trust until removal, resignation or retirement*

W. Humphrey Bogart (64)	Trustee since 2004	Board Member, Baylor University Medical Center Foundation (1992-2004); Consultant, New River Canada Ltd. (mutual fund servicing company) (1998-2003); President and CEO, Allmerica Trust Company, NA (1996-1997); President and CEO, Fidelity Investments Southwest Company (1983-1995); Senior Vice President of Regional Centers, Fidelity Investments (1988-1995); Trustee, American Beacon Mileage Funds (2004-Present); Trustee, American Beacon Select Funds (2004-Present).

Brenda A. Cline (48)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, Texas Christian University (1998-Present); Trustee, W.I. Cook Foundation, Inc. (d/b/a Cook Children’s Health Foundation) (2001-2006); Trustee, Trinity Valley School (2003- 2004); Member, Trinity Valley School Endowment Committee (2004- Present); Director, Christian Church Foundation (1999-2007); Trustee, American Beacon Mileage Funds (2004-Present); Trustee, American Beacon Select Funds (2004-Present).

Richard A. Massman (65)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Chairman (2007-Present) and Director (2005-Present), The Dallas Opera Foundation; Chairman (2006-Present) and Director (2005-Present), Temple Emanu-El Foundation; Trustee, Presbyterian Healthcare Foundation (2006-Present); Trustee, American Beacon Mileage Funds (2004-Present); Trustee, American Beacon Select Funds (2004-Present).

R. Gerald Turner (63)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, ChemFirst (1986-2002); Director, J.C. Penney Company, Inc. (1996-Present); Director, California Federal Preferred Capital Corp. (2001-2003); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Director, First Broadcasting Investment Partners, LLC (2003-2007); Member, Salvation Army of Dallas Board of Directors; Member, Methodist Hospital Advisory Board; Co-Chair, Knight Commission on Intercollegiate Athletics; Trustee, American Beacon Mileage Funds (2001-Present); Trustee, American Beacon Select Funds (2001-Present).

Thomas M. Dunning (66)	Trustee since 2008	Consultant, (2008-Present); Chairman (1998-2008) and Chief Executive Officer (1998-2007), Lockton Dunning Benefits (consulting firm in employee benefits); Director, Oncor Electric Delivery Company LLC (2007-Present); Immediate Past Chairman and Board Member (2003-Present), Dallas Citizens Council; Director, Baylor Health Care System Foundation (2007-Present); State Vice Chair, State Fair of Texas (1987-Present); Board Member, Southwestern Medical Foundation (1994-Present); Trustee, American Beacon Mileage Funds (2008-Present); Trustee, American Beacon Select Funds (2008-Present).

Eugene J. Duffy (54)	Trustee since 2008	Principal and Executive Vice President, Paradigm Asset Management (1994-Present); Director, Sunrise Bank of Atlanta (2008-Present); Chairman, Special Contributions Fund Board of Trustees, National Association for the Advancement of Colored People (2007-Present); Trustee, National Association for the Advancement of Colored People (2000-Present); Board of Visitors, Emory University (2006-Present); Trustee, Atlanta Botanical Garden (2006-Present); Board Member, Willie L. Brown Jr. Institute on Politics and Public Service (2001-Present); Chair, National Association of Securities Professionals (2000-2002); Deputy Chief Administrative Officer, City of Atlanta (1985-1990); Trustee, American Beacon Mileage Funds (2008-Present); Trustee, American Beacon Select Funds (2008-Present).

Paul J. Zucconi, CPA (68)	Trustee since 2008	Director, Affirmative Insurance Holdings, Inc. (producer of nonstandard automobile insurance) (2004-Present); Director, Titanium Metals Corporation (producer of titanium melted and mill products and sponge) (2002-Present); Director, Torchmark Corporation (life and health insurance products) (2002-Present); Director, National Kidney Foundation serving North Texas (2003-Present); Director, Dallas Chapter of National Association of Corporate Directors (2004-Present); Partner, KPMG (1976-2001); Trustee, American Beacon Mileage Funds (2008-Present); Trustee, American Beacon Select Funds (2008-Present).

Position, Term of Office
and Length of Time
Name, Age and Address	Served with each Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS
Term
One Year

William F. Quinn (61)	President since 2008

Executive Vice President from 2007 to 2008

President of Trust from 1987 to 2007 and Master Trust from 1995 to 2007

	Trustee of Trust from 1987 to 2008 and Master Trust from 1995 to 2008	Chairman (2006-Present), CEO (2006-2007), President (1986-2006), and Director (2003-Present), American Beacon Advisors, Inc.; Chairman (1989-2003) and Director (1979-1989, 2003-Present), American Airlines Federal Credit Union; Director, Hicks Acquisition I, Inc. (2007-Present); Director, Crescent Real Estate Equities, Inc. (1994-2007); Director, Pritchard, Hubble & Herr, LLC (investment advisor) (2001-2006); Director of Investment Committee, Southern Methodist University Endowment Fund (1996-Present); Member, Southern Methodist University Cox School of Business Advisory Board (1999-2002); Member , New York Stock Exchange Pension Managers Advisory Committee (1997-1998, 2000-2002, 2006-Present); Vice Chairman (2004-2007) and Chairman (2007-Present), Committee for the Investment of Employee Benefits; Director, United Way of Metropolitan Tarrant County (1988-2000, 2004-Present); Trustee (1995-2008) and President (1995-2007, 2008-Present), American Beacon Mileage Funds; Trustee (1999-2008) and President (1999-2007, 2008-Present), American Beacon Select Funds; Director, American Beacon Global Funds SPC (2002-Present); Director, American Beacon Global Funds, plc (2007-Present).

Rosemary K. Behan (50)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Legal and Compliance, American Beacon Advisors, Inc. (2006-Present); Assistant General Counsel, First Command Financial Planning, Inc. (2004-2006); Attorney, Enforcement Division, Securities and Exchange Commission (1995–2004).

Brian E. Brett (48)	VP since 2004	Vice President, Director of Sales and Marketing, American Beacon Advisors, Inc. (2004-Present); Regional Vice President, Neuberger Berman, LLC (investment advisor) (1996-2004).

Wyatt L. Crumpler (42)	VP since 2007	Vice President, Trust Investments, American Beacon Advisors, Inc. (2007-Present); Managing Director of Corporate Accounting (2004-2007) and Director of IT Strategy and Finance (2001-2004), American Airlines, Inc.

Michael W. Fields (55)	VP of Trust since 1989 and Master Trust since 1995	Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-Present); Director, American Beacon Global Funds SPC (2002-Present); Director, American Beacon Global Funds plc (2007-Present).

Rebecca L. Harris (42)	Treasurer since 1995	Vice President, Finance, American Beacon Advisors, Inc. (1995-Present).

Christina E. Sears (37)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer (2004-Present) and Senior Compliance Analyst (1998-2004), American Beacon Advisors, Inc.

*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the board may determine to grant one or more annual exemptions to this requirement.

**	Mr. Feld is deemed to be an “interested person” of the Trust and Master Trust, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to the Manager and one or more of the Trust’s sub-advisors.
     The Trust has an Audit and Compliance Committee (“Audit Committee”), consisting of Ms. Cline (Chair) and Messrs. Zucconi and Dunning. Mr. Massman, as Chairman of the Trust, serves on the Audit Committee in an ex-officio capacity. None of the members of the committee are “interested persons” of the Trust, as defined by the 1940 Act. As set forth in its charter, the primary duties of the Trust’s Audit Committee are: (a) to oversee the accounting and financial reporting processes of the Trust and the Fund and their internal controls and, as the Committee deems appropriate, to inquire into the internal controls of certain third-party service providers; (b) to oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (c) to approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; (d) to oversee the Trust’s compliance with all regulatory obligations arising under applicable federal securities laws, rules and regulations and oversee management’s implementation and enforcement of the Trust’s compliance policies and procedures (“Compliance Program”); and (e) to coordinate the Board’s oversight of the Trust’s Chief Compliance Officer in connection with his or her implementation of the Trust’s Compliance Program. The Audit and Compliance Committee met four times during the fiscal years ended October 31, and December 31, 2008.
     The Trust has a Nominating and Governance Committee (“Nominating Committee”) that is comprised of Messrs. Feld (Chair) and Turner. Mr. Massman, as Chairman of the Trust, serves on the Nominating Committee in an ex-officio capacity. As set forth in its charter, the Nominating Committee’s primary duties are: (a) to make recommendations regarding the nomination of non-interested Trustees to the Board; (b) to make recommendations regarding the appointment of an Independent Trustee as Chairman of the Board; (c) to evaluate qualifications of potential “interested” members of the Board and Trust officers; (d) to review shareholder recommendations for nominations to fill vacancies on the Board; (e) to make recommendations to the Board for nomination for membership on all committees of the Board; (f) to consider and evaluate the structure, composition and operation of the Board; (g) to review shareholder recommendations for proposals to be submitted for consideration during a meeting of Fund shareholders; and (h) to consider and make recommendations relating to the compensation of Independent Trustees and of those officers as to whom the Board is charged with approving compensation. Shareholder recommendations for Trustee candidates may be mailed in writing, including a comprehensive resume and any supporting documentation, to the Nominating Committee in care of the Fund. The Nominating and Governance Committee met seven times during the fiscal years ended October 31, and December 31, 2008.
     The Trust has an Investment Committee that is comprised of Messrs. Bogart (Chair) and Duffy. Mr. Massman, as Chairman of the Trust, serves on the Investment Committee in an ex-officio capacity.. As set forth in its charter, the Investment Committee’s primary duties are: (a) to review and evaluate the short- and long-term investment performance of the Manager and each of the designated sub-advisors to the Fund; (b) to evaluate recommendations by the Manager regarding the hiring or removal of designated sub-advisors to the Fund; (c) to review material changes recommended by the Manager to the allocation of Fund assets to a sub-advisor; (d) to review proposed changes recommended by the Manager to the investment objective or principal investment strategies of the Fund; and (e) to review proposed changes recommended by the Manager to the material provisions of the advisory agreement with a sub-advisor, including, but not limited to, changes to the provision regarding compensation. The Investment Committee met four times during the fiscal years ended October 31, and December 31, 2008.
     The Trustees who owned shares of any Fund are listed in the following tables with the dollar range of their ownership in such Fund(s) and the Trust as a whole as of the calendar year ended December 31, 2008.
INTERESTED

Feld
International Equity	None
Large Cap Value	None
Small Cap Value	None
Aggregate Dollar Range of Equity
Securities in all Trusts (23 Funds)	Over $100,000

NON-INTERESTED
	Bogart	Cline	Massman	Turner	Dunning	Duffy	Zucconi
International Equity	None	$10,001-$50,000	$10,001-$50,000	None	None	None	None
Large Cap Value	None	None	$1-$10,000	None	None	None	$10,001- $50,000
Small Cap Value	$10,001-$50,000	$1-$10,000	$10,001-$50,000	$50,001- $100,000	None	None	None
Trust on an Aggregate Basis	$10,001-$50,000	$10,001 to $50,000	Over $100,000	Over $100,000	None	None	None
Aggregate Dollar Range of Equity Securities in all Trusts (23 Funds)	$10,001-$50,000	$10,001-$50,000	Over $100,000	Over $100,000	None	None	$10,001-$50,000
     As compensation for their service to the Trust, the American Beacon Mileage Funds, the American Beacon Select Funds and the Master Trust (collectively, the “Trusts”), each Trustee is compensated as follows: (1) an annual retainer of $110,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $2,500 for attendance by Board members at quarterly Board meetings, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and (c) $1,500 for attendance by Committee members at meetings of the Nominating Committee; and (3) reimbursement of reasonable expenses incurred in attending such Board and Committee meetings.
     Mr. Massman was elected as Chairman April 15, 2008. For his service as Chairman, Mr. Massman will receive an additional annual payment of $15,000. Total compensation (excluding reimbursements) is reflected in the following table for the fiscal year ended October 31, 2008. The compensation amounts below include the flight service charges paid by the Trusts to American Airlines, Inc.

	Aggregate	Pension or Retirement	Total Compensation
	Compensation	Benefits Accrued as Part	From the Trusts
Name of Trustee	From the Trust	of the Trust’s Expenses	(23 funds)
INTERESTED TRUSTEES
Alan D. Feld	$47,219	$0	$79,848

NON-INTERESTED TRUSTEES
W. Humphrey Bogart	$43,626	$0	$73,772
Brenda A. Cline	$47,290	$0	$79,969
Eugene J. Duffy	$6,406	$0	$10,833
Thomas M. Dunning Richard A. Massman	$6,406	$0	$10,833
R. Gerald Turner	$52,940	$0	$89,523
Paul J. Zucconi	$46,312	$0	$78,315
	$6,406	$0	$10,833
     The Boards have adopted an Emeritus Trustee and Retirement Plan (“Plan”). The Plan provides that a Trustee who has served on the Boards as of June 4, 2008, and who has reached a mandatory retirement age established by the Board (currently 72) is eligible to elect Trustee Emeritus status. The Boards, through a majority vote, may determine to grant one or more annual exemptions to this mandatory retirement requirement. Additionally, a Trustee who has served on the Board of one or more Trusts for at least 5 years as of June 4, 2008, may elect to retire from the Boards at an earlier age and immediately assume Trustee Emeritus status.
     A person may serve as a Trustee Emeritus and receive related retirement benefits for a period up to a maximum of 10 years. Only those Trustees who retire from the Boards and elect Trustee Emeritus status may receive retirement benefits under the Plan. A Trustee Emeritus must commit to provide certain ongoing services and advice to the Board members and the Trusts; however, a Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds.
CODE OF ETHICS
     The Manager, the Trust and the sub-advisors have each adopted a Code of Ethics (“Code”) under Rule 17j-1 of the 1940 Act. Each Code significantly restricts the personal trading of all employees with access to non-public portfolio information. For example, each Code generally requires pre-clearance of all personal securities trades (with limited exceptions) and prohibits employees from purchasing or selling a security that is being purchased or sold or being considered for purchase (with limited exceptions) or sale by any Fund. In addition, the Manager’s and Trust’s Codes require employees to report trades in shares of the Trusts. Each Code is on public file with, and may be obtained from, the SEC.
PROXY VOTING POLICIES
     From time to time, the Funds may own a security whose issuer solicits a proxy vote on certain matters. The Trusts have adopted a Proxy Voting Policy and Procedures (the “Policy”) that sets forth guidelines and procedures designed to ensure that the Manager and sub-advisors vote such proxies in the best interests of Fund shareholders. The Policy includes procedures to address potential conflicts of interest between the Funds’ shareholders and the Manager, the sub-advisors or their affiliates. Please see Appendix A for a copy of the Policy, as amended. Each Fund’s proxy voting record for the most recent year ended June 30 is available as of August 31 of each year upon request and without charge by calling 1-800-967-9009 or by visiting the SEC’s website at http://www.sec.gov. The proxy voting record can be found in Form N-PX on the SEC’s website.
     As noted in the Policy, proxy voting for the Funds that invest primarily in the securities of foreign issuers has been delegated to such Funds’ sub-advisors. The International Equity Fund has adopted the proxy voting policies and procedures of its respective sub-advisors for the portion of the Fund’s assets under management by that sub-advisor. The sub-advisor’s proxy voting policy and procedures are summarized (or included in their entirety) in Appendix B.
CONTROL PERSONS AND 5% SHAREHOLDERS
     Set forth below are the entities or persons that own 5% or more of the outstanding shares of a Fund or Class as of April 3, 2009. Ownership of shares is reported for other classes of shares not included in this SAI and does not include Retirement Class shares because the Retirement Class is newly offered as of May 1, 2009. Entities or persons owning more than 25% of the outstanding shares of a Fund may be deemed to control that Fund. The actions of an entity or person that controls a Fund could have an effect on other shareholders. For instance, a control person may have effective voting control over that Fund or large redemptions by a control person could cause a Fund’s other shareholders to pay a higher pro rata portion of the Fund’s expenses. All Trustees and officers of the Trust, as a group, own less than 1% of the outstanding shares of the Funds.
LIST OF 5% SHAREHOLDERS
(as of April 3, 2009)
American Beacon Funds
(Institutional Class, Investor Class, Investor Class, Advisor Class and AMR Class)

					Investor	Advisor
					Class	Class
					(formerly	(formerly
			Institutional		PlanAhead	Service	AMR
International Equity Fund	Total Fund		Class		Class)	Class)	Class
JP Morgan Chase Bank TTEE $uper $aver Cap Accumulated Plan For EE Of PTP AMR Corp Subsidiaries PO Box 419784 Kansas City, MO 64141-6784	20%						67%

Long Term Disability Trust 2 Ave. De Lafayette Boston, MA 02111							7%

American Airlines Inc. Post Retirement Prefund TR-U 2 Ave. De Lafayette Boston, MA 02111							7%

American Airlines Prefund Co Match Union 2 Ave. De Lafayette Boston, MA 02111							6%

Charles Schwab & Co. Inc.* 101 Montgomery Street San Francisco, CA 94104	20	%*	28	%*	28%*

National Financial Services Corp.* 200 Liberty Street New York, NY 10281	17	%*	14%		34%*

Fidelity Investments Institutional Operations Co. Inc.* 100 Magellan Way KW1C Covington, KY 41015	6	%*			17%*

SEI Private Trust Co. One Freedom Valley Drive Oaks, PA 19456						46%

Nabank & Co* P.O. Box 2180 Tulsa, OK 74101-2180			6	%*

Colorado County Officials & EE’s Retirement ASSOC TTEE CCOERA 401A & 457 Plan 8515 E Orchard RD Greenwood VLG. CO 80111-5002			7%

Hilliard Lyons Cust For Philip J Orban IRA 5 Lakeview CT N. Brunswick, NJ 08902-4825						15%

TD Ameritrade Trust Company 00TUR PO Box 17748 Denver, CO 80217-0748						20%

TD Ameritrade Trust Company 00TUS PO Box 17748 Denver, CO 80217-0748						8%

*	Denotes record owner of Fund shares only

					Investor	Advisor
					Class	Class
					(formerly	(formerly
	Total		Institutional		PlanAhead	Service	AMR
Large Cap Value Fund	Fund		Class		Class)	Class)	Class
JP Morgan Chase Bank TTEE $uper $aver Cap Accumulated Plan For EE Of PTP AMR Corp Subsidiaries PO Box 419784 Kansas City, MO 64141-6784	8%						97%

LPL Financial FBO Customer Accounts* PO Box 509046 San Diego, CA 92150-9046			10	%*

National Financial Services Corp.* 200 Liberty Street New York, NY 10281	22	%*	14	%*	30%*

Charles Schwab & Co.* 9601 E. Panorama Circle. Englewood, CO 80112	12	%*	6%		17%*

Fidelity Investments Institutional Operations Co. Inc.* 100 Magellan Way KW1C Covington, KY 41015	24	%*	29	%*	24%*

Wachovia Bank* 1525 West WT Harris Blvd. Charlotte, NC 28288-0001						21%*

Saxon and Co.* P.O. Box 7780-1888 Philadelphia, PA 19182-0001						10%*

Massachusetts Mutual Insurance Co. 1295 State Street Springfield, MA 01111-0001						20%

Wilmington Trust Company TTEE FBO St. Vincent Mercy Med CTR DEF Contribution PO Box 8880 Wilmington, DE 19899-8880						11%

*	Denotes record owner of Fund shares only

					Investor	Advisor
					Class	Class
					(formerly	(formerly
	Total		Institutional		PlanAhead	Service	AMR
Small Cap Value Fund	Fund		Class		Class)	Class)	Class
JP Morgan Chase Bank TTEE $uper $aver Cap Accum Plan For EE Of PTP AMR Corp Subsid PO Box 419784 Kansas City, MO 64141-6784	11%						100%

Charles Schwab & Co.* 101 Montgomery Street San Francisco, CA 94104	9	%*	7	%*	15%*

Saxon and Co. Partnership P.O. Box 7780-1888 Philadelphia, PA 19182-0001						9%

Fidelity Investments Institutional Operations Co. Inc.* 100 Magellan Way KW1C Covington, KY 41015	34	%*	36	%*	42%*

National Financial Services Corp.* P.O. Box 3908 New York, NY 10163-3908	7	%*	8	%*	8%*	6%

Hartford Life Separate Account P.O. Box 2999 Hartford, CT 06104-2999						13%

			Investor	Advisor
			Class	Class
			(formerly	(formerly
	Total	Institutional	PlanAhead	Service	AMR
Small Cap Value Fund	Fund	Class	Class)	Class)	Class
Mellon Financial C/F Florida Retirement Systems PEORP P.O. Box 3198 Pittsburgh, PA 15230-3198		8%

AIG Retirement Services Company FBO The Infirmary 401K Plan 2929 Allen Parkway Houston, TX 77019-2118				8%

AIG Federal Savings Bank FBO AIGFSB FBO Care Alliance Future 2929 Allen Pkwy. Houston, TX 77019-2118				10%

Vanguard Fiduciary Trust Company* P.O. Box 2600 Valley Forge, PA 19482-2600			6%*

Orchard Trust Company TTEE Employee Benefits Clients 8515 East Orchard RD 2T2 Greenwood VLG, CO 80111-5002				13%

*	Denotes record owner of Fund shares only
INVESTMENT ADVISORY AGREEMENTS
     The Funds’ sub-advisors are listed below with information regarding their controlling persons or entities. According to the 1940 Act, a person or entity with control with respect to an investment advisor has “the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company.” Persons and entities affiliated with each sub-advisor are considered affiliates for the portion of Fund assets managed by that sub-advisor.

Nature of Controlling
Person/Entity’s
Sub-Advisor	Controlling Person/Entity	Basis of Control	Business
Barrow, Hanley, Mewhinney & Strauss, Inc.	Old Mutual Asset Managers (US) LLC	Parent Co.	Financial Services

Brandywine Global Investment Management, LLC	Legg Mason, Inc.	Parent Co.	Financial Services

Causeway Capital Management LLC	Sarah H. Ketterer and Harry W. Hartford	Officers and Owners	Financial Services Financial Services

Dreman Value Management, LLC	Dreman Family 1988 Trust, Holly A.	Majority Owners	Financial Services
Dreman, Carlyn S. McCaffrey,
Solomon B. Dreman
	David N. Dreman, F. James	Minority Owners
Hutchinson, Lee Delaporte, Mark
Roach, E. Clifton Hoover, Jr.

Hotchkis and Wiley Capital Management, LLC	HWCap Holdings, LLC	Majority Owner	Financial Services
	Stephens -H&W	Minority Owner	Financial Services

Lazard Asset Management LLC	Lazard Freres & Co. LLC	Parent Co.	Financial Services

Metropolitan West Capital Management, LLC*	Wells Fargo & Company Howard Gleicher	Majority Owner Minority Owner	Financial Services Financial Services
	Gary W. Lisenbee	Minority Owner	Financial Services
	Steve Borowski	Minority Owner	Financial Services

Opus Capital Group, LLC	Jakki L. Haussler, Len A. Haussler.	Officers and Owners	Financial Services
Jonathon M. Detter and Kevin P. Whelan

Templeton Investment Counsel, LLC	Franklin Resources, Inc.	Parent Co.	Financial Services

The Boston Company Asset Management, LLC	Bank of New York Mellon Corporation	Parent Co.	Financial Services

*	The Board approved the termination of the interim Investment Advisory Agreement dated October 20, 2008 (“Interim Agreement”) between Metropolitan West Capital Management, LLC (“MetWest Capital”) and the Manager and the execution of a new Investment Advisory Agreement (“New Agreement”) to replace the Interim Agreement effective November 18, 2008. The termination of the previous Investment Advisory Agreement and execution of the Interim Agreement was precipitated by Wachovia Corporation (“Wachovia”) issuing preferred shares representing a 40% voting interest to Wells Fargo & Company (“Wells Fargo”) in connection with Wachovia’s sale of its banking and other businesses to Wells Fargo.

     Prior to March 1, 2006, the International Equity Fund invested all of its investable assets in a corresponding Portfolio of the Master Trust. Accordingly, the sub-advisors to this Fund received a fee on behalf of the Portfolio, and not the Fund, prior to March 1, 2006. The following table reflects the fees paid to the sub-advisors from the Portfolios or Funds (as applicable) for the fiscal years ended October 31, 2006, 2007 and 2008:

	Investment	Investment	Investment
	Advisory	Advisory	Advisory
Sub-Advisor	Fees for 2006	Fees for 2007	Fees for 2008
Barrow, Hanley, Mewhinney & Strauss, Inc. (1)	$3,208,580	$5,819,565	$6,205,152
Brandywine Global Investment Management, LLC (4)	$7,427,040	$10,351,546	$9,862,534
Causeway Capital Management LLC	$1,364,824	$1,653,295	$1,321,416
Hotchkis and Wiley Capital Management, LLC	$2,491,036	$2,760,303	$2,379,212
Lazard Asset Management LLC	$1,913,491	$2,087,209	$1,518,370
Metropolitan West Capital Management, LLC	$1,536,615	$4,119,882	$$5,086,401
Opus Capital Group, LLC (3)	$1,922,188	$2,167,844	$1,665,061
Templeton Investment Counsel, LLC	$2,079,743	$2,370,755	$2,049,249
The Boston Company Asset Management, LLC (2)	$4,489,233	$5,350,294	$4,341,297

(1)	Barrow, Hanley, Mewhinney & Strauss, Inc. became a sub-advisor to the Small Cap Value Fund on September 18, 2003.

(2)	As of September 27, 2004, The Boston Company Asset Management, LLC became a sub-advisor to the International Equity and Small Cap Value Funds.

(3)	Opus Capital Group, LLC became a sub-advisor to the Small Cap Value Fund on January 31, 2005. Prior to May 19, 2006, this firm was named Opus Capital Management, Inc.

(4)	Prior to May 1, 2006, this firm was named Brandywine Asset Management, LLC.
     Effective August 31, 2005, Dreman Value Management, LLC and Metropolitan West Capital Management, LLC were added as sub-advisors to the Small Cap Value Fund. As of October 31, 2008, Small Cap Value Fund assets had not been allocated to these sub-advisors.

Dreman Value Management, LLC	Metropolitan West Capital Management, LLC
0.55% on all assets under management	0.50% on the first $75 million in assets
0.45% on the next $75 million in assets
0.40% on assets over $150 million
     Each Investment Advisory Agreement will automatically terminate if assigned, and may be terminated without penalty at any time by the Manager, by a vote of a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the applicable Fund on no less than thirty (30) days’ nor more than sixty (60) days’ written notice to the sub-advisor, or by the sub-advisor upon sixty (60) days’ written notice to the Trust. The Investment Advisory Agreements will continue in effect provided that annually such continuance is specifically approved by a vote of the Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders.
MANAGEMENT, ADMINISTRATIVE AND DISTRIBUTION SERVICES
The Manager
     The Manager is a wholly owned subsidiary of Lighthouse Holdings, Inc. (“Lighthouse”), which is indirectly controlled by investment funds affiliated with Pharos Capital Group, LLC (“Pharos”) and TPG Capital, L.P. (“TPG”). The Manager is paid a management fee as compensation for paying investment advisory fees and for providing the Trust with advisory and asset allocation services. Pursuant to management and administrative services agreements, the Manager provides the Trust with office space, office equipment and personnel necessary to manage and administer the Trust’s operations. This includes:
•	complying with reporting requirements;

•	corresponding with shareholders;

•	maintaining internal bookkeeping, accounting and auditing services and records; and

•	supervising the provision of services to the Trusts by third parties.
     Foreside Fund Services, LLC (“Foreside”), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, is the distributor and principal underwriter of the Funds’ shares. Pursuant to a Sub-Administration Agreement between Foreside and the Manager, Foreside receives a fee from the Manager for providing administrative services in connection with the marketing and distribution of shares of the Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds.
     In addition to its oversight of the sub-advisors the Manager invests the portion of all Fund assets that the sub-advisors determine to be allocated to high quality short-term debt obligations.
     The Funds are responsible for expenses not otherwise assumed by the Manager, including the following: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of each Fund’s tax returns; interest; costs of Trustee and shareholder meetings; printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Funds’ existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of non-interested Trustees; insurance and fidelity bond premiums; fees paid to consultants providing reports regarding adherence by sub-advisors to the investment style of a Fund; fees paid for brokerage commission analysis for the purpose of monitoring best execution practices of the sub-advisors; and any extraordinary expenses of a nonrecurring nature.
     The management agreement provides for the Manager to receive an annualized management fee that is calculated and accrued daily, equal to the sum of 0.05% of the net assets of the Funds. In addition, the Funds pay the Manager the amounts due to their respective sub-advisors. The Manager then remits these amounts to the sub-advisors.
     The following amounts represent management fees paid to the Manager based on total Fund assets, including funds and classes of shares not included in this SAI, some of which are no longer operational. The Funds have a fiscal year end of October 31st. Management fees for the Funds with fiscal years ended October 31 were approximately as follows: 2006, $39,475,000, of which approximately $29,085,000 was paid by the Manager to the other sub-advisors; 2007, $56,151,000, of which approximately $40,429,000 was paid by the Manager to the other sub-advisors; and 2008, $51,766,000, of which approximately $37,269,000 was paid by the Manager to the other sub-advisors. Management fees in the amount of approximately $0, $0 and $0 were waived/reimbursed by the Manager during the fiscal years ended October 31, 2006, 2007, and 2008.
     In addition to the management fee, the Manager is paid an administrative services fee for providing administrative and management services (other than investment advisory services) to the Funds. The following amounts represent administrative services fees paid to the Manager based on total Fund assets, including funds and classes of shares not included in this SAI, some of which are no longer operational. Administrative services fees for the Funds with fiscal years ended October 31 were approximately as follows: 2006, $18,505,000; 2007, $30,468,000; and 2008, $31,341.
     The Manager (or another entity approved by the Board) under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, is paid up to 0.50% per annum of the average daily net assets of the Retirement Class of each Fund for distribution-related services, including expenses relating to selling efforts of various broker-dealers, transfer agency fees and the preparation and distribution of Retirement Class advertising material and sales literature. Certain sub-advisors contribute a percentage of their advisory fees to the Manager to support the Funds’ distribution activities. The Manager will receive distribution fees from the Retirement Class regardless of the amount of the Manager’s actual expenses related to distribution efforts on behalf of the Retirement Class. Thus, the Manager may realize a profit or a loss based upon its actual distribution-related expenditures for the Retirement Class. The Manager anticipates that the distribution plan will benefit shareholders by providing broader access to the Funds through broker-dealers and other financial intermediaries who require compensation for their expenses in order to offer shares of the Funds. Because the Retirement Class began offering Fund shares on May 1, 2009, there were no distribution fees pursuant to Rule 12b-1 under the 1940 Act for the fiscal years ended October 31, 2006, 2007 and 2008.
     The Manager also may receive up to 25% of the net monthly income generated from the Funds securities lending activities as compensation for administrative and oversight functions with respect to securities lending of all of the Funds. Currently, the Manager receives 10% of such income. The SEC has granted exemptive relief that permits the Funds to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.
     The Retirement Class has also adopted a Service Plan (the “Plan”). The Plan provides that each Fund’s Retirement Class will pay 0.25% per annum of its average daily net assets to the Manager (or another entity approved by the Board). The Manager or these approved entities may spend such amounts on any activities or expenses primarily intended to result in or relate to the servicing of Retirement Class shares including, but not limited to, payment of shareholder service fees and transfer agency or sub-transfer agency expenses. The fees, which are included as part of a Fund’s “Other Expenses” in the Table of Fees and Expenses in the Retirement Class Prospectus, will be payable monthly in arrears without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the entity for the services provided pursuant to the Plans. Thus, the Manager may realize a profit or a loss based upon its actual servicing-related expenditures for the Retirement Class. The primary expenses expected to be incurred under the Plans are transfer agency fees and servicing fees paid to financial intermediaries such as plan sponsors and broker-dealers. Because the Retirement Class began offering Fund shares on May 1, 2009, there were no service fees for the fiscal years ended October 31, 2006, 2007 and 2008.
     The Manager may pay additional compensation and/or provide incentives (out of its own resources and not as an expense of the Funds) to certain brokers, dealers, or other financial intermediaries (“Financial Intermediaries”) in connection with the sale, distribution, retention and/or servicing of Fund shares (“revenue sharing payments”). The amount of these revenue sharing payments is determined at the discretion of the Manager from time to time, may be substantial, and may be different for different Financial Intermediaries based on, for example, the nature of the services provided by the Financial Intermediary.
     Such revenue sharing payments are intended to provide additional compensation to Financial Intermediaries for various services which may include, but is not limited to, some or all of the following: advertising and marketing campaigns for the Funds; granting personnel of the Manager reasonable access to a Financial Intermediary’s personnel responsible for recommending the Funds; allowing the Manager’s personnel to attend conferences; periodic and ongoing education and training of Financial Intermediary personnel regarding the Funds; and explaining to clients the features and characteristics of the Funds. In addition, the Manager may provide financial assistance to Financial Intermediaries by sponsoring conferences. The Manager may make other payments or allow other promotional incentives to Financial Intermediaries to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations.
     Receipt of, or the prospect of receiving, this additional compensation may influence a Financial Intermediary’s recommendation of the Funds or of any particular share class of the Funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that a Fund receives to invest on behalf of an investor and will not increase Fund expenses. You should review your Financial Intermediary’s compensation disclosure and/or talk to your Financial Intermediary to obtain more information on how this compensation may have influenced your Financial Intermediary’s recommendation of a Fund.
     In addition to the compensation described above, the Manager may pay fees to Financial Intermediaries and their affiliated persons for maintaining Fund share balances and/or for subaccounting, administrative or transaction processing services related to the maintenance of accounts for retirement and benefit plans and other omnibus accounts (“subaccounting fees”). Such subaccounting fees paid by the Manager may differ depending on the Fund. Because some subaccounting fees are directly related to the number of accounts and assets for which a Financial Intermediary provides services, these fees will increase with the success of the Financial Intermediary’s sales activities.
     The Manager is motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of Financial Intermediaries. To the extent Financial Intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, the Manager benefits from the incremental management and other fees paid to the Manager by the Funds with respect to those assets.
OTHER SERVICE PROVIDERS
     State Street, located at One Lincoln Street, Boston, Massachusetts, is the transfer agent for the Trust and provides transfer agency services to Fund shareholders through its affiliate Boston Financial Data Services, located at 333 W. 11th Street, Kansas City, Missouri. State Street also serves as custodian for the Funds. In addition to its other duties as custodian, pursuant to instructions given by the Manager, State Street invests certain excess cash balances of certain funds in various futures contracts. The independent registered public accounting firm for the Funds is Ernst & Young LLP, Suite 1500, 2100 Ross Avenue, Dallas, Texas.

PORTFOLIO MANAGERS
     The portfolio managers to the Funds have responsibility for the day-to-day management of accounts other than the Funds. Information regarding these other accounts has been provided by each Portfolio Manager’s firm and is set forth below. The number of accounts and assets is shown as of October 31, 2008.

	Number of Other Accounts Managed			Number of Accounts and Assets for Which Advisory
	and Assets by Account Type			Fee is Performance-Based
Name of	Registered	Other Pooled		Registered	Other Pooled
Investment Advisor	Investment	Investment	Other	Investment	Investment
and Portfolio Manager	Companies	Vehicles	accounts	Companies	Vehicles	Other accounts
American Beacon Advisors, Inc.
Kirk L. Brown	N/A	N/A	2 ($2.9 bil)	N/A	N/A	N/A
Wyatt Crumpler	N/A	N/A	3($8.8 bil)	N/A	N/A	N/A
Adriana R. Posada	N/A	N/A	3 ($4.6 bil)	N/A	N/A	N/A
William F. Quinn	N/A	N/A	3($8.8 bil)	N/A	N/A	N/A

Barrow, Hanley, Mewhinney & Strauss, Inc.
James P. Barrow	11 ($22.8 bil)	2 ($231.0 mil)	27 ($2.0 bil)	3 ($22.5 bil)	N/A	N/A
Mark Giambrone	8 ($2.0 bil)	2 ($231.0 mil)	32 ($1.4 bil)	1 ($1.8 bil)	N/A	N/A
James S. McClure	4 ($282.7 mil)	1 ($3.2 mil)	16 ($431.8 mil)	N/A	N/A	N/A
John P. Harloe	4 ($282.7 mil)	1 ($3.2 mil)	16 ($431.8 mil)	N/A	N/A	N/A
John S. Williams	4 ($56.3 mil)	3 ($113.4 mil)	83 ($3.9 bil)	N/A	N/A	3 ($519.2 mil)
David R. Hardin	4 ($56.3 mil)	3 ($113.4 mil)	83 ($3.9 bil)	N/A	N/A	3 ($519.2 mil)
J. Scott McDonald	4 ($56.3 mil)	3 ($113.4 mil)	83 ($3.9 bil)	N/A	N/A	3 ($519.2 mil)
Mark C. Luchsinger	4 ($56.3 mil)	3 ($113.4 mil)	83 ($3.9 bil)	N/A	N/A	3 ($519.2 mil)
Deborah A. Petruzzelli	4 ($56.3 mil)	3 ($113.4 mil)	83 ($3.9 bil)	N/A	N/A	3 ($519.2 mil)
Jeffrey L. Russo	13 ($6.88 bil)
Debra L. Jelilian	21 ($13.87 bil)

Brandywine Global Investment Management, LLC
Henry Otto	1 ($72.9 mil)	4 ($245.2 mil)	22 ($2.0 bil)	N/A	N/A	4 ($385.1 mil)
Steve Tonkovich	1 ($72.9 mil)	4 ($242.2 mil)	22 ($2.0 bil	N/A	N/A	4 ($385.1 mil)
Paul Lesutis	N/A	2 ($62.4 mil)	62 ($2.1 bil)	N/A	N/A	3 ($354.7 mil)
Earl Gaskins	N/A	2 ($62.4 mil)	62 ($2.1 bil)	N/A	N/A	3 ($354.7 mil)
Steve Smith	1 ($228.8 mil)	21 ($2.2 bil)	122 ($21.0 bil)	N/A	N/A	13 ($3.2 bil))

Causeway Capital Management LLC
Sarah H. Ketterer	5 ($3.0 bil)	6 ($1.1 bil)	66 ($4.0 bil)	N/A	N/A	2 ($0.4 bil)
Harry W. Hartford	5 ($3.0 bil)	6 ($1.1 bil)	72 ($4.0 bil)	N/A	N/A	2 ($0.4 bil)
James A. Doyle	5 ($3.0 bil)	6 ($1.1 bil)	67 ($4.0 bil)	N/A	N/A	2 ($0.4 bil)
Jonathan P. Eng	5 ($3.0 bil)	6 ($1.1 bil)	63 ($4.0 bil)	N/A	N/A	2 ($0.4 bil)
Kevin Durkin	5 ($3.0 bil)	6 ($1.1 bil)	62 ($4.0 bil)	N/A	N/A	2 ($0.4 bil)

Dreman Value Management, LLC
David N. Dreman	20 ($7.9 bil)	7 ($181.3 mil)	145($1.2 bil)	N/A	4 ($29.1 mil)	N/A
E. Clifton Hoover, Jr.	16 ($7.7 bil)	N/A	125 ($1.1 bil)	N/A	N/A	N/A
Mark Roach	11 ($2.2 bil)	N/A	20 ($140.7 mil)	N/A	N/A	N/A

Hotchkis and Wiley Capital Management, LLC
Patty McKenna	12 ($5.8 bil)	3 ($177 mil)	108 ($5.8 bil)	1 ($1.4 bil)	N/A	5 ($217 mil)
Sheldon Lieberman	12 ($5.8 bil)	3 ($177 mil)	108 ($5.8 bil)	1 ($1.4 bil)	N/A	5 ($217 mil)
George Davis	12 ($5.8 bil)	3 ($177 mil)	108 ($5.8 bil)	1 ($1.4 bil)	N/A	5 ($217 mil)
Stan Majcher	12 ($5.8 bil)	3 ($177 mil))	108 ($5.8 bil)	1 ($1.4 bil)	N/A	5 ($217 mil)
David Green	12 ($5.8 bil)	3 ($177 mil))	108 ($5.8 bil)	1 ($1.4 bil)	N/A	5 ($217 mil)
Jim Miles	12 ($5.8 bil))	3 ($177 mil)	108 ($5.8 bil)	1 ($1.4 bil)	N/A	5 ($217 mil)
Judd Peters	12 ($5.8 bil)	3 ($177 mil)	108 ($5.8 bil)	1 ($1.4 bil)	N/A

Lazard Asset Management LLC
John Reinsberg	6 ($0.8 bil)	4 ($0.1 bil)	56 ($3.5 bil)	N/A	N/A	N/A
Michael A. Bennett	7 ($0.8 bil))	10 ($0.1 bil)	454 ($44.8 bil)	N/A	N/A	N/A
Michael G. Fry	4 ($0.6 bil)	14 ($0.6 bil)	30 ($3.7 bil)	N/A	N/A	N/A
Michael Powers	7 ($0.7 bil)	23 ($0.4 bil)	491 ($9.4 bil)	N/A	N/A	N/A

Metropolitan West Capital Management, LLC- Large Cap Value Fund
Investment Team	7 ($1.5 bil)	6 ($375.8 mil)	388 ($4.1 bil)	N/A	N/A	1 ($22.5 mil)
(Howard Gleicher, Gary W. Lisenbee, David M. Graham, Jeffrey Peck, Jay Cunningham)

	Number of Other Accounts Managed			Number of Accounts and Assets for Which Advisory
	and Assets by Account Type			Fee is Performance-Based
Name of	Registered	Other Pooled		Registered	Other Pooled
Investment Advisor	Investment	Investment	Other	Investment	Investment
and Portfolio Manager	Companies	Vehicles	accounts	Companies	Vehicles	Other accounts
Metropolitan West Capital Management, LLC- Small Cap Value Fund
Gary Lisenbee	12(($1.8 bil)	9 ($430.5 mil)	396 ($4.5 bil)	N/A	N/A	1 ($22.5 mil)
Samir Sikka	5 ($322.2 mil)	3 ($54.7 mil)	8 ($45.4 mil)	N/A	N/A	N/A

Opus Capital Group, LLC
Len A. Haussler	2 ($339 mil)	N/A	238 ($538 mil)	N/A	N/A	1 ($26 mil)
Kevin P. Whelan	2 ($339 mil)	N/A	238 ($538 mil)	N/A	N/A	1 ($26 mil)
Jonathon M. Detter	2 ($339 mil)	N/A	238 ($538 mil)	N/A	N/A	1 ($26 mil)

Templeton Investment Counsel, LLC
Gary Motyl	3 ($5.8 bil)	N/A	15 ($4.1 bil)	N/A	N/A	N/A

The Boston Company Asset Management, LLC
D. Kirk Henry	9 ($2.35 bil)	10 ($2.5 bil)	40 ($5.0 bil)	N/A	N/A	1 ($178.0 mil)
Clifford A. Smith	9 ($2.35 bil)	10 ($2.5 bil)	40 ($5.0 bil)	N/A	N/A	1 ($178.0 mil)
Warren Skillman	9 ($2.35 bil)	10 ($2.5 bil)	40 ($5.0 bil)	N/A	N/A	1 ($178.0 mil)
Carolyn M. Kedersha	9 ($2.35 bil)	10 ($2.5 bil)	40 ($5.0 bil)	N/A	N/A	1 ($178.0 mil)
Joseph M. Corrado	4 ($862 mil)	3 ($103 mil)	21 ($756.6 mil)	N/A	N/A	N/A
Stephanie K. Brandaleone	4 ($862 mil)	3 ($103 mil)	21 ($756.6 mil)	N/A	N/A	N/A
Edward R. Walter	4 ($862 mil)	3 ($103 mil)	21 ($756.6 mil)	N/A	N/A	N/A
Conflicts of Interest
     As noted in the table above, the Portfolio Managers manage accounts other than the Funds. This side-by-side management may present potential conflicts between a Portfolio Manager’s management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other hand. Set forth below is a description by the Manager and each sub-advisor of any foreseeable material conflicts of interest that may arise from the concurrent management of Funds and other accounts as of the end of each Fund’s most recent fiscal year. The information regarding potential conflicts of interest of the sub-advisors was provided by each firm.
     The Manager The Manager’s Portfolio Managers are responsible for managing one or more of the Funds and other accounts, including separate accounts and unregistered funds. The Manager typically assigns Funds and accounts with similar investment strategies to the same Portfolio Manager to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of both the Funds and other accounts may raise potential conflicts of interest due to the interest held by the Manager or one of its affiliates in an account and certain trading practices used by the Portfolio Managers (e.g., cross trades between a Fund and another account and allocation of aggregated trades). The Manager has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Manager has adopted policies limiting the ability of Portfolio Managers to cross securities between a Fund and a separate account and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.
     Portfolio Managers of the Manager with responsibility for the Funds are also responsible for managing, among other accounts, the pension assets for AMR Corporation and its subsidiaries (“AMR Pension Accounts”). These Portfolio Managers oversee fixed income assets managed internally by the Manager as well as equity and fixed income assets managed externally by sub-advisors who invest the assets of the Funds and AMR Pension Accounts. The same investment process and overall investment strategies are used for both the Funds and the AMR Pension Accounts. Potential conflicts of interest may occur when the Manager’s Portfolio Managers allocate Fund assets to internal fixed income Portfolio Managers rather than external Portfolio Managers, since the Manager has the potential to earn more fees under this scenario. This potential conflict of interest is disclosed to the Board in connection with the process of approving the Manager as an investment advisor to the Funds.
     Barrow, Hanley, Mewhinney & Strauss, Inc. (“Barrow”) Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund(s)). Barrow manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

     Brandywine Global Investment Management, LLC (“Brandywine Global”) Brandywine Global does not foresee any potentially material conflicts of interest as a result of concurrent management of the Balanced, Large Cap Value and Small Cap Value Funds and other accounts. Brandywine Global follows the same buy and sell discipline for all stocks across all portfolios, subject to client specific restrictions. All portfolios are managed in the same manner by the investment team. Portfolios may differ slightly due to differences in available cash, contributions and withdrawals.
     Causeway Capital Management LLC (“Causeway”) In addition to providing subadvisory services to a segment of the International Equity Fund (the “Fund Segment”), Causeway provides investment management services to other accounts, including corporations, pension plans, public retirement plans, Taft-Hartley pension plans, endowments and foundations, mutual funds, charities, private trusts, wrap fee programs, and other institutions (collectively, the “Other Accounts”). Causeway’s portfolio managers and other employees also manage their own personal accounts. Causeway manages accounts in two main investment strategies — (i) international and global value equity (including American Depositary Receipt, concentrated, select, and socially responsible sub-strategies) and (ii) emerging markets equity. Causeway manages the Fund Segment in its international value equity strategy.
     Causeway is the investment adviser and sponsor of three mutual funds (“Causeway International Value Fund”), “Causeway Global Value Fund”, and “Causeway Emerging Markets Fund,” (together “Causeway Mutual Funds”) and certain privately-offered commingled vehicles. Causeway has seed investments in the Causeway Mutual Funds. All of the portfolio managers of the Fund Segment have personal investments in some or all of the Causeway Mutual Funds. Certain other Causeway employees, owners and/or affiliates also have personal investments in the Causeway Mutual Funds. The portfolio managers of the Fund Segment each owns a portion of Causeway’s equity, and Ms. Ketterer and Mr. Hartford own controlling equity stakes in Causeway.
     Certain Causeway marketing and client service employees earn commissions based on revenues from Causeway’s investment advisory services to Other Accounts introduced or serviced by such employees. Causeway’s portfolio managers and employees from time to time invest in securities for their personal accounts that Causeway has also recommended to clients including the Fund Segment. Causeway may invest client assets in securities of companies who may be clients of the firm, broker-dealers or banks used by Causeway to effect transactions for client accounts, or vendors who provide products or services to Causeway. Causeway may execute transactions for clients through broker-dealers who may also provide consulting, advisory or other services to clients of Causeway. Causeway will vote proxies of companies who are also investment advisory clients of the firm. Approximately 10% of Causeway is owned by Evercore Investments L.L.C., which is affiliated with companies in the venture capital, private equity and investment banking businesses.
     In managing the Other Accounts in the international value equity strategy, Causeway uses an investment strategy similar to that used in managing the Fund Segment, subject to certain variations in investment restrictions. Causeway purchases and sells securities for the Fund Segment that it may also recommend to Other Accounts. Causeway may at times give advice or take action with respect to certain accounts that differs from the advice given other accounts with similar investment strategies. The Other Accounts in the value equity strategy pay higher management fee rates than the Fund Segment or pay performance-based fees to Causeway.
     Actual or potential conflicts of interest may arise from Causeway’s management responsibilities with respect to Other Accounts and the other relationships described above. These responsibilities may, among other things, provide incentives to portfolio managers to devote unequal time and attention across client accounts, and the differing fees, incentives and relationships with the various accounts may provide an incentive to favor certain accounts. Causeway has written compliance policies and procedures designed to mitigate or manage these conflicts of interest. These include policies and procedures to seek fair and equitable allocation of investment opportunities (including IPOs) and trade allocations among all client accounts and policies and procedures concerning the disclosure and use of portfolio transaction information. Causeway has adopted a Code of Ethics in compliance with Rule 17j-1 under the Investment Company Act of 1940 and Rule 204A-1 under the Investment Advisers Act of 1940. The Code of Ethics, among other things, restricts the personal investing activities of employees of Causeway who have access to investment recommendations made to clients (“Access Persons”). The Code of Ethics imposes additional, more onerous, restrictions on employees who render investment advice (“Investment Personnel”). Among other things, the Code:
•	requires preclearance of trades through Compliance clearing officers, including for the Fund Segment and any other mutual funds advised or subadvised by Causeway,

•	prohibits new purchases of stocks held in client accounts,

•	imposes a seven day blackout for Investment Personnel on securities being transacted for client accounts,

•	imposes a 60-day short-term trading profit prohibition for Investment Personnel,

•	prohibits market timing in the Fund Segment or any other funds advised or subadvised by Causeway,

•	imposes a 60-day short-term trading profit prohibition for all employees investing in the Fund Segment or other funds advised or subadvised by Causeway, and

•	requires duplicate broker statements to be delivered to Causeway’s Compliance department.
There is no guarantee that any such policies or procedures will cover every situation in which a conflict of interest arises.
     Dreman Value Management, LLC (“Dreman”) Dreman manages clients’ accounts using a contrarian value investment strategy. For both its strategies, Dreman utilizes a model portfolio and rebalances client accounts whenever changes are made to the model portfolio. In addition, Dreman aggregates its trades and allocates the trades to all client accounts in an equitable manner. Dreman strongly believes aggregating its orders protect all clients from being disadvantaged by price or time execution. The model portfolio approach and the trade aggregation policy of Dreman eliminates any potential or apparent conflicts of interest that could arise when a Portfolio Manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. Dreman does not receive any performance-based fees from any of its accounts with the exception of hedge funds that are managed by an affiliated entity. However, the hedge funds are treated like any other client account and trades done for the hedge fund are generally aggregated with trades done for Dreman’s regular client accounts. Dreman’s investment professionals are compensated in the same manner for all client accounts irrespective of the type of account.
     Hotchkis and Wiley Capital Management, LLC (“Hotchkis”) The Balanced (equity portion), Large Cap Value and Small Cap Value Funds are managed by Hotchkis’ investment team (“Investment Team”). The Investment Team also manages institutional accounts and other mutual funds in several different investment strategies. The portfolios within an investment strategy are managed using a target portfolio; however, each portfolio may have different restrictions, cash flows, tax and other relevant considerations which may preclude a portfolio from participating in certain transactions for that investment strategy. Consequently, the performance of portfolios may vary due to these different considerations. The Investment Team may place transactions for one investment strategy that are directly or indirectly contrary to investment decisions made on behalf of another investment strategy. Hotchkis may be restricted from purchasing more than a limited percentage of the outstanding shares of a company. If a company is a viable investment for more than one investment strategy, Hotchkis has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably.
     Different types of accounts and investment strategies may have different fee structures. Additionally, certain accounts pay Hotchkis performance-based fees, which may vary depending on how well the account performs compared to a benchmark. Because such fee arrangements have the potential to create an incentive for Hotchkis to favor such accounts in making investment decisions and allocations, Hotchkis has adopted polices and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably, including in respect of allocation decisions, such as initial public offerings.
     Since all accounts are managed to a target portfolio by the Investment Team, adequate time and resources are consistently applied to all accounts in the same investment strategy.
     Lazard Asset Management LLC (“Lazard”) Lazard’s Portfolio Managers manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Lazard manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm’s best thinking, not that of a single portfolio manager. Lazard manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.
     Although the potential for conflicts of interest exist because Lazard and the Portfolio Managers manage other accounts with similar investment objectives and strategies as the International Equity Fund (“Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same security, as described below). In addition, the Fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.
     Potential conflicts of interest may arise because of Lazard’s management of the Fund and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, Portfolio Managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual Portfolio Manager’s time dedicated to each account, Lazard periodically reviews each Portfolio Manager’s overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or its Portfolio Managers have a materially larger investment in a Similar Account than their investment in the Fund.
     A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Fund invests, Lazard could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Additionally, Lazard currently does not have any portfolio managers that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies.
     Metropolitan West Capital Management, LLC (“MetWest Capital”) MetWest Capital’s Portfolio Managers generally face two types of conflicts of interest: (1) conflicts between and among the interests of the various accounts they manage, and (2) conflicts between the interests of the accounts they manage and their own personal interests. The policies of MetWest Capital require that portfolio managers treat all accounts they manage equitably and fairly in the face of such real or potential conflicts.
     The management of multiple funds and other accounts may require the portfolio manager to devote less than all of his or her time to a fund, particularly if the funds and accounts have different objectives, benchmarks and time horizons. The portfolio manager may also be required to allocate his or her investment ideas across multiple funds and accounts. In addition, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts. Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution. Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. It may also happen that a fund’s advisor or sub-advisor will determine that it would be in the best interest, and consistent with the investment policies, of another account to sell a security (including by means of a short sale) that a fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.
     MetWest Capital does not receive any performance fees for its management in its Small Cap Intrinsic Value strategy. MetWest Capital and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the fund — for instance, those that pay a higher advisory fee. The policies of MetWest Capital, however, require that portfolio managers treat all accounts they manage equitably and fairly.
     As noted above, portfolio managers may also experience certain conflicts between the interests of the accounts they manage and their own personal interests (which may include interests in advantaging MetWest Capital). The structure of a portfolio manager’s or an investment advisor’s compensation may create an incentive for the manager or advisor to favor accounts whose performance has a greater impact on such compensation. The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts. Similarly, if a portfolio manager holds a larger personal investment in one fund than he or she does in another, the portfolio manager may have an incentive to favor the fund in which he or she holds a larger stake.
     In general, MetWest Capital has policies and procedures to address the various potential conflicts of interest described above. It has policies and procedures designed to ensure that portfolio managers have sufficient time and resources to devote to the various accounts they manage. Similarly, it has policies and procedures designed to ensure that investments and investment opportunities are allocated fairly across accounts, and that the interests of client accounts are placed ahead of a portfolio manager’s personal interests. However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.
     Opus Capital Group, LLC (“Opus”) Opus does not foresee any potentially material conflicts of interest as a result of concurrent management of the Small Cap Value Fund and other accounts.
     Templeton Investment Counsel, LLC (“Templeton”) The management of multiple funds, including the International Equity Fund and other accounts may give rise to potential conflicts of interest if the International Equity Fund and other accounts have different objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his or her time and investment ideas across multiple funds and accounts. Templeton seeks to manage such competing interests for the time and attention of Portfolio Managers by having Portfolio Managers focus on a particular investment discipline. Most other accounts managed by a Portfolio Manager are managed using the same investment strategies that are used in connection with the management of the International Equity Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the International Equity Fund may outperform the securities selected for the International Equity Fund. Moreover, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the International Equity Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. Templeton seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.
     The structure of a Portfolio Manager’s compensation may give rise to potential conflicts of interest. A Portfolio Manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a Portfolio Manager’s marketing or sales efforts and his or her bonus.
     Finally, the management of personal accounts by a Portfolio Manager may give rise to potential conflicts of interest. While Templeton has adopted a code of ethics which it believes contains provisions reasonably necessary to prevent a wide range of prohibited activities by Portfolio Managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.
     Templeton has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
     The Boston Company Asset Management, LLC A conflict of interest is generally defined as a single person or entity having two or more interests that are inconsistent. The Boston Company Asset Management, LLC (“TBCAM”) has implemented various policies and procedures that are intended to address the conflicts of interest that may exist or be perceived to exist at TBCAM.
     These conflicts may include, but are not limited to when a portfolio manager is responsible for the management of more than one account; the potential arises for the portfolio manager to favor one account over another. Generally, the risk of such conflicts of interest could increase if a portfolio manager has a financial incentive to favor one account over another.
     This disclosure statement is not intended to cover all of the conflicts that exist within TBCAM, but rather to highlight the general categories of conflicts and the associated mitigating controls. Other conflicts are addressed within the policies of TBCAM. Further, the Chief Compliance Officer of TBCAM shall maintain a Conflicts Matrix that further defines the conflicts specific to TBCAM.
     New Investment Opportunities — Potential Conflict: A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation. TBCAM has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.
     Compensation — Potential Conflict: A portfolio manager may favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if TBCAM receives a performance-based advisory fee, the portfolio manager may favor that account, regardless of whether the performance of that account directly determines the portfolio manager’s compensation. Portfolio managers’ cash compensation is comprised primarily of a market-based salary and incentive compensation (annual and long term retention incentive awards). Funding for the TBCAM Annual Incentive Plan and Long Term Retention Incentive Plan is through a pre-determined fixed percentage of overall TBCAM profitability. In general, bonus awards are based initially on TBCAM’s financial performance. However, awards for select senior portfolio managers are based initially on their individual investment performance (one, three, and five-year weighted). In addition, awards for portfolio managers that manage alternative strategies are partially based on a portion of the fund’s realized performance fee.
     Investment Objectives — Potential Conflict: Where different accounts managed by the same portfolio manager have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such a trading pattern could potentially disadvantage either account. To mitigate the conflict in this scenario TBCAM has in places a restriction in the order management system and requires a written explanation from the portfolio manager before determining whether to lift the restriction. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.
     Trading — Potential Conflict: A portfolio manager could favor one account over another in the allocation of shares or price in a block trade. Particularly in cases when a portfolio manager buys or sells a security for a group of accounts in an aggregate amount that may influence the market price of the stock, certain portfolios could receive a more favorable price on earlier executions than accounts that participate subsequent fills. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, TBCAM policy generally requires that such orders be “bunched,” which means that the trades for the individual accounts are aggregated and each portfolio receives the same average price. Some accounts may not be eligible for bunching for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, TBCAM will place the order in a manner intended to result in as favorable a price as possible for such client. To ensure that trades are being allocated in a fair and equitable manner consistent with our policies, performance dispersion among portfolios in all of TBCAM’s investment strategies is reviewed on a monthly basis. While it is not practicable to examine each individual trade allocation, this performance analysis for strategy-specific portfolio groups provides a reasonable basis to confirm adherence to policy or to highlight potential outliers.
     Personal Interest — Potential Conflict: A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in a mutual fund that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. All accounts with the same or similar investment objectives are part of a trading group. All accounts in a particular trading group are managed and traded identically taking into account client imposed restrictions or cash flows. As a result of this management and trading style an account in a trading group cannot be treated any differently than any other account in that trading group.
     Outside Affiliations and Directorship — Potential Conflict: Employees may serve as directors, officers or general partners of certain outside entities after obtaining the appropriate approvals in compliance with the Code of Conduct and BNY Mellon’s Corporate Policy on Outside Directorships and Offices. However, in view of the potential conflicts of interest and the possible liability for TBCAM, its affiliates and its employees, employees are urged to be cautious when considering serving as directors, officers, or general partners of outside entities. In addition to completing the reporting requirements set forth in the BNY Mellon corporate policies, employees should ensure that their service as an outside director, officer or general partner does not interfere with the discharge of their job responsibilities and must recognize that their primary obligation is to complete their assigned responsibilities at TBCAM in a timely manner.
     Proxy Voting — Potential Conflict: Whenever TBCAM owns the securities of client or prospective client in fiduciary accounts there is a potential conflict between the interests of the firm and the interests of the beneficiaries of our client accounts. Material conflicts of interest are addressed through the establishment of our parent company’s Proxy Committee structure. It applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and Fund securities.
     Personal Trading — Potential Conflict: There is an inherent conflict where a portfolio manager manages personal accounts alongside client accounts. Further, there is a conflict where other employees in the firm know of portfolio decisions in advance of trade execution and could potentially use this information to their advantage and to the disadvantage of TBCAM’s clients. Subject to the personal Securities Trading Policy, employees of TBCAM may buy and sell securities which are recommended to its clients; however, no employee is permitted to do so (a) where such purchase or sale would affect the market price of such securities, or (b) in anticipation of the effect of such recommendation on the market price. Consistent with the Securities Trading Policy relating to Investment Employees (which includes all Access Persons), approval will be denied for sales/purchases of securities for which investment transactions are pending and, at minimum, for two business days after transactions for the security were completed for client accounts. Portfolio managers are prohibited from trading in a security for seven days before and after transactions in that security are completed for client accounts managed by that Portfolio Manager.
     Client Commission Arrangements — Potential Conflict: Use of client commissions to pay for services that benefit TBCAM and not client accounts. It is the policy of TBCAM to enter into client commission arrangements in a manner which will ensure the availability of the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934 and which will ensure that the firm meets its fiduciary obligations for seeking to obtain best execution for its clients. Client commissions may be used for services that qualify as “research” or brokerage”. All 3rd Party Commission services are justified in writing by the user specifically noting how the service will assist in the investment decision making process and approved by the Brokerage Practices Committee.
     Consultant Business — Potential Conflict: Many of our clients retain consulting firms to assist them in selecting investment managers. Some of these consulting firms provide services to both those who hire investment managers (i.e. clients) and to investment management firms. TBCAM may pay to attend conferences sponsored by consulting firms and/or purchase services from consulting firms where it believes those services will be useful to it in operating its investment management business. TBCAM does not pay referral fees to consultants.
     Gifts — Potential Conflict: Where investment personnel are offered gifts or entertainment by business associates that assist them in making or executing portfolio decisions or recommendations for client accounts a potential conflict exists. The Code of Conduct sets forth broad requirements for accepting gifts and entertainment. TBCAM’s Gift Policy supplements the Code of Conduct and provides further clarification for TBCAM employees. TBCAM has established a Gift Policy that supplements the BNY Mellon Code of Conduct and which requires certain reporting and/or prior approval when accepting gifts and entertainment valued in excess of predetermined ranges. On a quarterly basis TBCAM Compliance Personnel review the gifts and entertainment accepted by TBCAM Employees to ensure compliance with the BNY Mellon Code of Conduct and the TBCAM Gift Policy.
     Affiliated Brokerage — Potential Conflict: TBCAM is affiliated with certain BNY Mellon affiliated broker dealers. TBCAM does not execute brokerage transactions directly with BNY Mellon affiliated brokers. An exception to this prohibition is where a client has provided affirmative written direction to TBCAM to execute trades through a BNY Mellon affiliated broker as part of a directed brokerage arrangement that the client has with such affiliated broker. TBCAM also maintains Affiliated Brokerage and Underwriting Policy and Procedures.
Compensation
     The Portfolio Managers are compensated in various forms by their respective investment advisor. Following is a description provided by each investment advisor regarding the structure of and criteria for determining the compensation of each Portfolio Manager.
     The Manager Compensation of the Manager’s Portfolio Managers is comprised of base salary, annual cash bonus, and in stock options to purchase shares of stock in the parent corporation of the Manager’s parent company. Each Portfolio Manager’s base annual salary is fixed. The Manager determines base salary based upon comparison to industry salary data. In addition, all Portfolio Managers participate in the Manager’s annual cash bonus plan. The amount of the total bonus pool is based upon several factors including (i) profitability of the Manager, (ii) organic growth of assets under management and (iii) the relative investment performance of the assets managed by the Manager. Each Portfolio Manager has a target bonus award expressed as a percentage of base salary, which is determined by the Portfolio Manager’s level of responsibility. Portfolio Managers are encouraged to pursue a low-volatility management approach that will provide above average returns with below average volatility. Bonus awards reflect their success in achieving this goal and other individual performance goals. Additionally, the Portfolio Managers participate in the Manager’s stock option plan. Participation in this plan is offered to all personnel of the Manager.
     Barrow In addition to base salary, all portfolio managers and analysts share in a bonus pool that is distributed semi-annually. Analysts and portfolio managers are rated on their value added to the team-oriented investment process. Overall compensation applies with respect to all accounts managed and compensation does not differ with respect to distinct accounts managed by a portfolio manager. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst’s sector if there are no compelling opportunities in the industries covered by that analyst.
     The compensation of portfolio managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager and portfolio managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is to a great extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team at the Adviser will increase over time, if and when assets continue to grow through competitive performance.
     Brandywine Global All Portfolio Managers, analysts and traders receive a competitive base salary. In addition, from Brandywine Global’s profits, an initial bonus is paid quarterly and based on the performance of their investment strategies relative to the relevant peer-group universe over one-quarter, one-, three- and five-year time periods. The Lipper peer groups for the Balanced Fund, Large Cap Value Fund and Small Cap Value Fund are the Lipper Mixed-Asset Target Allocation Growth Funds Index, the Lipper Large-Cap Value Funds Index and the Lipper Small-Cap Value Funds Index, respectively. After this performance-based incentive compensation is allocated, profits associated with individual product groups are allocated as follows: a majority is retained within the group and the remainder is allocated to a pool shared by all groups. More subjective measurements of an individual’s contributions to the success of their product group and to the overall success of Brandywine Global are considered as part of the individual allocation decision. Brandywine Global believes this system achieves its goals of retaining top-quality investment professionals, as it provides extremely competitive compensation with entrepreneurial potential, and of fostering superior performance, growth and teamwork.
     Causeway Causeway provides subadvisory services to a segment of the International Equity Fund (the “Fund Segment”). Ms. Ketterer and Mr. Hartford, the Chief Executive Officer and President of Causeway, respectively, and portfolio managers of the Fund Segment, receive annual salary and are entitled, as controlling owners of Causeway, to certain distributions of Causeway’s net profit based on their ownership interests. They do not receive incentive compensation. Messrs. Doyle, Eng and Durkin, also portfolio managers of the Fund Segment, receive salary, incentive compensation and distributions of firm net profit based on their ownership interests.
     Incentive compensation is paid in the discretion of Causeway’s Operating Committee, led by Ms. Ketterer and Mr. Hartford, weighing a variety of objective and subjective factors. No specific formula is used and incentive compensation is not based on the specific performance of any single client account managed by Causeway. The following factors are among those considered in determining incentive compensation for Messrs. Doyle, Eng and Durkin: individual research contribution, portfolio management contribution, group research contribution and client service contribution.
     Dreman Dreman has implemented a highly competitive compensation plan, which seeks to attract and retain exceptional Portfolio Managers who have demonstrated that they can consistently outperform the Small Cap Value Fund’s benchmark. The compensation plan is comprised of both a fixed component and a variable component. The variable component is determined by assessing the Portfolio Manager’s performance measured utilizing both quantitative and qualitative factors.
     Dreman’s Portfolio Managers are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry, specifically investment advisory firms. The variable component of Dreman’s compensation plan which takes the form of a cash bonus combined with employee retention bonus units payable over time is designed to reward and retain investment professionals including Portfolio Managers and research analysts for their contributions to the Small Cap Value Fund’s performance relative to its benchmark, the Russell 2000® Value Index.
     Portfolio Managers may receive equity in the form of units or fractional units of membership interest in the firm or they may receive employee retention bonus units , which enable them to participate in the growth of the firm. Portfolio Managers also participate in the firm’s profit sharing plan, a defined contribution plan that allows the firm to contribute up to twenty-five percent of an employee’s total compensation, subject to various regulatory limitations, to each employee’s profit sharing account. Dreman maintains both a qualified and non-qualified profit sharing plan which benefits employees of the firm including both portfolio managers and research analysts. Contributions to Dreman’s profit sharing plan vest over a specified term. Finally, all employees of the firm, including investment professionals, receive additional fringe benefits in the form of subsidized medical and dental and group-term and life insurance coverage.
     The basis for determining the variable component of a Portfolio Manager’s total compensation is determined through a subjective process that evaluates performance against several quantitative and qualitative factors including the following:
     Quantitative factors:
(i)	Relative ranking of the portfolio’s performance against its peers in the one, three and five year pre-tax investment performance categories. The portfolio’s performance is evaluated against peers in its fund category and performance is ranked from one to four on a declining scale depending on the quartile in which the Portfolio Manager’s absolute performance falls. The Portfolio Manager is rewarded on a graduated scale for outperforming relative to his peers.

(ii)	Relative performance of the portfolio against the pre-determined indices for the product strategy against which the portfolio’s performance is measured. The Portfolio Manager is rewarded on a graduated scale for outperforming relative to the portfolio’s benchmark index.

(iii)	Performance of the portfolio measured through attribution analysis models, which analyze the Portfolio Manager’s contribution from both an asset allocation or sector allocation perspective and security selection perspective. This factor evaluates how the Portfolio Manager performs in linking performance with the client’s investment objective including investment parameters and risk and return objectives. This factor may include some qualitative characteristics.
     Qualitative factors:
(i)	Ability to work well with other members of the investment professional team and mentor junior members,

(ii)	Contributions to the organizational overall success with new product strategies, and

(iii)	Other factors such as contributing to the team in a leadership role and by being responsive to requests for assistance.
     Hotchkis Hotchkis Portfolio Managers are compensated with a base salary and are eligible for an annual bonus. Some Portfolio Managers also are involved in client servicing, marketing and in the general management of Hotchkis and are evaluated and compensated based on these functions as well as their investment management activities.
     Hotchkis believes consistent execution of the proprietary research process results in superior, risk-adjusted portfolio returns. It is the quality of the investment professional’s execution of this process rather than the performance of particular securities that is evaluated in determining compensation. Compensation likewise is not tied to performance of the Funds or separate accounts, of specific industries within the Funds or separate accounts or to any type of asset or revenue related objective, other than to the extent that the overall revenues of Hotchkis attributable to such factors may affect the size of the Hotchkis’ overall bonus pool.
     Bonuses and salaries for investment professionals are determined by the Chief Executive Officer of Hotchkis using annual evaluations, compensation surveys, feedback from other employees and advice from members of Hotchkis’ Executive Committee and Hotchkis’ Compensation Committee. The amount of the bonus usually is shaped by the total amount of Hotchkis’ bonus pool available for the year, which is generally a function of net income, but no investment professional receives a bonus that is a pre-determined percentage of net income. The majority of the Portfolio Managers own equity in Hotchkis. Hotchkis believes that the ownership structure of the firm is a significant factor in ensuring a motivated and stable employee base.

     Lazard Lazard compensates the Portfolio Managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Portfolio Managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a Portfolio Manager’s compensation. All of the portfolios managed by a Portfolio Manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy such as leadership, teamwork and commitment.
     Total compensation is not fixed, but rather is based on the following factors: (i) maintenance of current knowledge and opinions on companies owned in the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iii) ability and willingness to develop and share ideas on a team basis; and (iv) the performance results of the portfolios managed by the investment team.
     Variable bonus is based on the Portfolio Manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by them, by comparison of each account to a predetermined benchmark (as set forth in the prospectus) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the Portfolio Manager’s bonus can be influenced by subjective measurement of the manager’s ability to help others make investment decisions. The benchmark for the International Equity Fund is the Morgan Stanley Capital International Europe Australasia Far East Index.
     The Lazard Asset Management LLC (Lazard) Equity Plan, whereby certain employees of Lazard retained an equity interest in Lazard, was terminated during the third quarter of 2008. Lazard Ltd. acquired the equity interests held by Lazard employees in exchange for cash and stock in Lazard Ltd. With the termination of the Lazard Equity Plan, Lazard is owned by Lazard Freres & Co. LLC.
     MetWest Capital The compensation system is designed not only to attract and retain experienced, highly qualified investment personnel, but also to closely align employees’ interests with clients’ interests. Compensation for investment professionals consists of a base salary, bonus and generous benefits. Benefits include a comprehensive insurance benefits program (medical, vision and dental) and 401(k) plan. A material portion of each professional’s annual compensation is in the form of a bonus tied to results relative to clients’ benchmarks and overall client satisfaction. Bonuses may range from 20% to over 100% of salary and may include equity incentives. While Wells Fargo & Company holds a majority ownership interest in MetWest Capital, certain MetWest Capital professionals still hold ownership interests in the firm accordingly receive additional payments based on the profitability of the firm. MetWest Capital professionals who hold ownership interests in the firm do not investment performance-related bonuses.
     MetWest Capital’s compensation system is not determined on an account-specific basis. Rather, bonuses are tied to overall firm profitability and composite performance relative to the benchmark. To reinforce long-term focus, performance is measured over MetWest Capital’s investment horizon (typically two to three years). Analysts are encouraged to maintain a long-term focus and are compensated for the number of their recommendations that are purchased in the portfolio. Rather, their bonuses are tied to overall strategy performance.
     For calendar year 2009, the investment performance component of each portfolio manager’s bonus will be determined based on comparisons to the benchmarks (either to the individual benchmark or one or more composites of all or some of such benchmarks) indicated below. The benchmarks may change for purposes of calculating bonus compensation for calendar year 2010.

Portfolio Manager	Benchmark
Howard Gleicher	Lipper Large-Cap Value Index
MSCI EAFE Index
MSCI World Index
Russell 1000 Value Index
S&P 500 Index

Portfolio Manager	Benchmark
Gary W. Lisenbee	Lipper Large-Cap Value Index
MSCI EAFE Index
MSCI World Index
Russell 1000 Value Index
Russell 2000 Index
Russell 2000 Value Index
Lipper Small-Cap Value Index
S&P 500 Index

David M. Graham	Lipper Large-Cap Value Index
MSCI EAFE Index
MSCI World Index
Russell 1000 Value Index
S&P 500 Index

Jeffrey Peck	Lipper Large-Cap Value Index
MSCI EAFE Index
MSCI World Index
Russell 1000 Value Index
S&P 500 Index

Jay Cunningham	Lipper Large-Cap Value Index
MSCI EAFE Index
MSCI World Index
Russell 1000 Value Index
S&P 500 Index

Samir Sikka	Lipper Small-Cap Value Index
Russell 2000 Index
Russell 2000 Value Index
     In addition, portfolio managers may participate, at their election, in various benefits programs, including the following:
•	medical, dental, vision and prescription benefits,

•	life, disability and long-term care insurance,

•	before-tax spending accounts relating to dependent care, health care, transportation and parking, and

•	various other services, such as family counseling and employee assistance programs, prepaid or discounted legal services, health care advisory programs and access to discount retail services.
     These benefits are broadly available to MetWest Capital employees. Senior level employees, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level.
     Opus Opus compensates the Portfolio Managers with a combination of salary and annual bonus. Salaries are based on merit and market rates/conditions, and annual bonuses are based on merit and Opus’s overall profitability. Ownership of Opus is available to all employees based on their contribution to the firm. The Portfolio Managers have equity ownership in Opus.
     Templeton All Portfolio Managers and senior professional staff are compensated with a base salary, bonus in the form of cash and restricted stock, and mutual fund shares, and a deferred profit sharing plan. A component of the overall compensation package is based on a percentage of top-line firm revenue. The Portfolio Managers are awarded individual bonuses on the basis of three factors: their stock selection (both purchase and sale recommendations), the performance of their portfolios in light of those with similar objectives and restrictions, and a subjective factor based on their other contributions, superior client service, etc.
     TBCAM With the exception of the most senior portfolio managers in the firm (described separately below), the portfolio managers’ cash compensation is comprised primarily of a market-based salary and incentive compensation, including both annual and long-term retention incentive awards. Portfolio managers are eligible to receive annual cash bonus awards from the Annual Incentive Plan, and annual incentive opportunities are pre-established for each individual based upon competitive industry compensation benchmarks. Actual individual awards are determined based on The Boston Company’s financial performance, individual investment performance, individual contribution and other qualitative factors.

     Select senior portfolio managers participate in a more formal structured compensation plan. This plan is designed to compensate our top investment professionals for superior investment performance and business results. It is a two stage model: an opportunity range is determined based on level of current business (AUM, revenue) and an assessment of long term business value (growth, retention, development). A significant portion of the opportunity awarded is structured and based upon the one-year, three-year, and five-year (three-year and five-year weighted more heavily) pre-tax performance of the portfolio manager’s accounts relative to the performance of the appropriate peer groups. Other factors considered in determining the award are individual qualitative performance based on seven discretionary factors (e.g. leadership, teamwork, etc.), and the asset size and revenue growth or retention of the products managed. In addition, awards for portfolio managers that manage alternative strategies are partially based on a portion of the fund’s realized performance fee.
     For research analysts and other investment professionals, incentive pools are distributed to the respective product teams (in the aggregate) based upon product performance relative to firm-wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors.
     All portfolio managers and analysts are also eligible to participate in The Boston Company Asset Management Long Term Retention Incentive Plan. This plan provides for an annual award, payable in cash and/or Bank of New York Mellon restricted stock (three-year cliff vesting period for both). The value of the cash portion of the award earns interest during the vesting period based upon the growth in The Boston Company’s net income (capped at 20% and with a minimum payout of the Bank of New York Mellon 3-year CD rate).
     Incentive compensation awards are generally subject to management discretion and pool funding availability. Funding for The Boston Company Annual Incentive Plan and Long Term Retention Incentive Plan is through a pre-determined fixed percentage of overall Boston Company profitability. Awards are paid in cash on an annual basis. However, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles.
Ownership of Funds
     Certain Portfolio Managers beneficially owned shares of one or more Funds as of the end of each Fund’s most recent fiscal year. A Portfolio Manager’s beneficial ownership of a Fund is defined as the Portfolio Manager having the opportunity to share in any profit from transactions in the Fund, either directly or indirectly, as the result of any contract, understanding, arrangement, relationship or otherwise. Therefore, ownership of Fund shares by members of the Portfolio Manager’s immediate family or by a trust of which the Portfolio Manager is a trustee could be considered ownership by the Portfolio Manager. The reporting of Fund share ownership in this SAI shall not be construed as an admission that the Portfolio Manager has any direct or indirect beneficial ownership in the Fund listed. The tables below set forth each Portfolio Manager’s beneficial ownership of the Fund(s) under that Portfolio Manager’s management as provided by each investment advisor. In the following tables, “N/A” indicates that the Portfolio Manager does not have responsibility for that Fund.

Name of Investment Advisor and	Int’l Equity	Large Cap Value	Small Cap Value
Portfolio Manager	Fund	Fund	Fund
American Beacon Advisors, Inc.
Kirk L. Brown	$100,001-$500,000	N/A	N/A
Wyatt Crumpler	$50,001-$100,000	$50,001-$100,000	$10,001-$50,000
Adriana R. Posada	N/A	$100,001-$500,000	$10,001-$50,000
William F. Quinn	>$1,000,000	>$1,000,000	$500,001-$1,000,000

Name of Investment
Advisor and	Large Cap Value	Small Cap Value
Portfolio Manager	Fund	Fund
Barrow, Hanley, Mewhinney & Strauss, Inc.
James P. Barrow	None	None
Mark Giambrone	None	None
James S. McClure	None	None
John P. Harloe	None	None
John S. Williams	None	None
David H. Hardin	None	None
J. Scott McDonald	None	None
Mark C. Luchsinger	None	None
Deborah A. Petruzzelli	None	None

Name of Investment
Advisor and	Large Cap	Small Cap
Portfolio Manager	Value Fund	Value Fund
Brandywine Global Investment Management, LLC
Henry F. Otto	N/A	Over $1,000,000
Steven M. Tonkovich	N/A	$100,001 - $500,000
Paul R. Lesutis	None	N/A
Earl J. Gaskins	None	N/A
Stephen S. Smith	None	N/A

Name of Investment
Advisor and	Int’l Equity
Portfolio Manager	Fund
Causeway Capital Management LLC
Sarah H. Ketterer	None
Harry W. Hartford	None
James A. Doyle	None
Jonathan Eng	None
Kevin Durkin	None

Name of Investment
Advisor and	Small Cap
Portfolio Manager	Value Fund
Dreman Value Management, LLC
David N. Dreman	None
E. Clifton Hoover, Jr.	None
Mark Roach	None

Name of Investment
Advisor and	Balanced	Large Cap	Small Cap
Portfolio Manager	Fund	Value Fund	Value Fund
Hotchkis and Wiley Capital Management, LLC
George Davis	None	None	None
Patricia McKenna	None	None	N/A
Sheldon Lieberman	None	None	N/A
Stan Majcher	None	None	None
David Green	N/A	N/A	None
Jim Miles	N/A	N/A	None
Judd Peters	N/A	N/A	None

Name of Investment
Advisor and	Int’l Equity
Portfolio Manager	Fund
Lazard Asset Management LLC
Michael A. Bennett	None
John R. Reinsberg	None
Michael Powers	None
Michael G. Fry	None

Name of Investment
Advisor and	Large Cap Value	Small Cap Value
Portfolio Manager	Fund	Fund
Metropolitan West Capital Management, LLC
Howard Gleicher	None	N/A
Gary W. Lisenbee	None	None
David M. Graham	None	N/A
Jeffrey Peck	None	N/A
Jay Cunningham	None	N/A
Samir Sikka	None	None

Name of Investment
Advisor and	Small Cap
Portfolio Manager	Value Fund
Opus Capital Group, LLC
Len A. Haussler	$50,001-$100,000
Kevin P. Whelan	None
Jonathon M. Detter	Less than $10,000

Name of Investment
Advisor and
Portfolio Manager	Int’l-Equity Fund
Templeton Investment Counsel, LLC
Gary Motyl	$500,001-$1,000,000

Small
Name of Investment			Cap
Advisor and Portfolio	Emerging	Int’l Equity	Value
Manager	Markets Fund	Fund	Fund
The Boston Company Asset Management, LLC
Kirk Henry	None	None	N/A
Clifford A. Smith	N/A	None	N/A
Warren Skillman	None	N/A	N/A
Carolyn M. Kedersha	None	N/A	N/A
Joseph M. Corrado	N/A	N/A	None
Stephanie K. Brandaleone	N/A	N/A	None
Edward R. Walter	N/A	N/A	None
PORTFOLIO SECURITIES TRANSACTIONS
     In selecting brokers or dealers to execute particular transactions, the Manager and the sub-advisors are authorized to consider “brokerage and research services” (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), provision of statistical quotations (including the quotations necessary to determine a Fund’s net asset value), and other information provided to the applicable Fund, to the Manager and/or to the sub-advisors (or their affiliates), provided, however, that the Manager or the sub-advisor determines that it has received the best net price and execution available. The Trust does not allow the Manager or sub-advisors to enter arrangements to direct transactions to broker-dealers as compensation for the promotion or sale of Trust shares by those broker-dealers. The Manager and the sub-advisors are also authorized to cause a Fund to pay a commission (as defined in SEC interpretations) to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of the commission another broker or dealer would have charged for effecting that transaction. The Trustees, the Manager or the sub-advisors, as appropriate, must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Manager or the sub-advisor exercises investment discretion. The fees of the sub-advisors are not reduced by reason of receipt of such brokerage and research services. However, with disclosure to and pursuant to written guidelines approved by the Board, the Manager or the sub-advisors (or a broker-dealer affiliated with them) may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the 1940 Act) for doing so.
All Funds
     The following discusses transactions in each Fund and the Board.
     The Manager and each sub-advisor will place its own orders to execute securities transactions that are designed to implement the applicable Fund’s investment objective and policies. In placing such orders, each sub-advisor will seek the best available price and most favorable execution. The full range and quality of services offered by the executing broker or dealer will be considered when making these determinations. Pursuant to written guidelines approved by the Board as appropriate, a sub-advisor of a Fund, or its affiliated broker-dealer, may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 of the 1940 Act) for doing so. A Fund’s turnover rate, or the frequency of portfolio transactions, will vary from year to year depending on market conditions and the Fund’s cash flows. High portfolio activity increases a Fund’s transaction costs, including brokerage commissions, and may result in a greater number of taxable transactions.
     The Investment Advisory Agreements provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the principal objective of each sub-advisor is to seek the best net price and execution available. It is expected that securities ordinarily will be purchased in the primary markets, and that in assessing the best net price and execution available, each sub-advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Transactions with respect to the securities of small and emerging growth companies in which the Funds may invest may involve specialized services on the part of the broker or dealer and thereby may entail higher commissions or spreads than would be the case with transactions involving more widely traded securities.
     The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If a sub-advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund or Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds and Portfolios. Neither the Manager nor any of the sub-advisors receive any benefits from the commission recapture program. A sub-advisor’s participation in the brokerage commission recapture program is optional. Each sub-advisor retains full discretion in selecting brokerage firms for securities transactions and is instructed to use the commission recapture program for a transaction only if it is consistent with the sub-advisor’s obligation to seek the best execution available. For the fiscal year ended October 31, 2008, the following Funds received the amounts shown as a result of participation in the commission recapture program:

Amount Received
Fund	(in thousands)
International Equity	$60
Large Cap Value	$245
Small Cap Value	$298
     For the fiscal years ended October 31, 2006, 2007, and 2008, the following brokerage commissions were paid by the Funds. Fluctuations in brokerage commissions from year to year were primarily due to increases or decreases in Fund assets. Shareholders of these Funds bear only their pro-rata portion of such expenses.

Fund (or Portfolio)	2006	2007	2008
International Equity (1)	$2,911,921	$2,219,221	$2,306,309
Large Cap Value	$3,496,195	$3,333,302	$5,184,540
Small Cap Value	$3,896,085	$2,345,939	$4,561,526

(1)	Prior to March 1, 2006, this Fund invested in a corresponding Portfolio of the Master Trust. As such, commissions were paid by the Portfolio prior to that date.
     For the fiscal year ended October 31, 2008, the Funds directed $1,466,023,225 in transactions to brokers in part because of research services provided and paid $1,655,517 in commissions on such transactions.
     During the fiscal year ended October 31, 2008, the following commissions were paid to affiliated brokers:

Portfolio	Broker	Affiliated With	Commission
International Equity	Pershing	The Boston Company Asset Management	$1,171
Small Cap Value	Pershing	The Boston Company Asset Management	$12,095
     The percentages of total commissions of the International Equity Fund and the Small Cap Value Fund paid to affiliated brokers in fiscal year 2008 were 0.05% and 0.27%, respectively. The transactions represented 0.03% of the International Equity Fund, and 0.23% of the Small Cap Value Fund’s total dollar value of portfolio transactions for the fiscal year ended October 31, 2008.
The following table lists each Fund that as of the end of its fiscal year held securities issued by a broker-dealer (or by its parent) through which the Fund regularly executes transactions.

		Aggregate
		Value of
Regular Broker-Dealers	Fund	Securities
Bank of America Corp.	Large Cap Value	$112,820,000
Citigroup, Inc.	Large Cap Value	$70,081,000
Credit Suisse Group	International Equity	$3,649,000
Investment Technology Group, Inc.	Small Cap Value	$8,102,000
JP Morgan Chase & Co.	Large Cap Value	$148,455,000
Merrill Lynch & Co., Inc.	Large Cap Value	$42,421,000
Morgan Stanley Dean Witter & Co.	Large Cap Value	$16,579,000

REDEMPTIONS IN KIND
     Although each Fund intends to redeem shares in cash, each reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the applicable Fund’s net asset value during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, to the extent that a Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and possibility of a lack of a liquid market for these securities..
TAX INFORMATION
Taxation of the Funds
     To continue to qualify for treatment as a regulated investment company (“RIC”) under the Tax Code, each Fund (each of which is treated as a separate corporation for these purposes) must, among other requirements:
•	Derive at least 90% of its gross income each taxable year from (1) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or (in the case of the International Equity Fund) foreign currencies, or certain other income, including gains from options, futures or forward contracts, derived with respect to its business of investing in securities or those currencies and (2) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”);

•	Diversify its investments so that, at the close of each quarter of its taxable year, (1) at least 50% of the value of its total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes) and (2) not more than 25% of the value of its total assets is invested in (a) securities (other than U.S. Government securities or securities of other RICs) of any one issuer, (b) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar or related trades or businesses, or (c) securities of one or more QPTPs (“Diversification Requirement”); and

•	Distribute annually to its shareholders at least 90% of the sum of its investment company taxable income (generally, taxable net investment income plus the excess (if any) of net short-term capital gain over net long-term capital loss and, in the case of the International Equity Fund, net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”).
     If a Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions — including distributions by the Funds of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) (as described below under “Taxation of the Funds’ Shareholders”) — as taxable dividends to the extent of the Fund’s earnings and profits. Those dividends would be taxable as ordinary income, except that, for individual shareholders, the part thereof that is “qualified dividend income” would be taxable at the rate for net capital gain (a maximum of 15% through 2010). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.
     Each Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and substantially all of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.
     See the part of the next section entitled “Taxation of Certain Investments” for a discussion of the tax consequences to each Fund of certain investments and strategies it may employ.
Taxation of the Funds
     The Funds. Each Fund is classified as a separate partnership for federal tax purposes that is not a “publicly traded partnership” treated as a corporation. As a result, each Fund is not subject to federal income tax; instead, each investor in a Fund is required to take into account in determining its federal income tax liability its share of the Fund’s income, gains, losses, deductions, and tax preference items, without regard to whether it has received any cash distributions from the Fund.
     Taxation of Certain Investments. A Fund may acquire zero coupon or other securities issued with original issue discount. Because each Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund’s cash assets, if any. The Fund might realize capital gains or losses from any such sales.
     If a Fund acquires stock in a foreign corporation that is a “passive foreign investment company” (“PFIC”) and holds the stock beyond the end of the year of acquisition, its corresponding Master-Feeder Fund will be subject to federal income tax on the Fund’s share of a portion of any “excess distribution” the Fund receives on the stock or of any gain realized by the Fund from disposition of the stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes that share of the PFIC income as a taxable dividend to its shareholders. Fund distributions thereof will not be eligible for the 15% maximum federal income tax rate on individuals’ “qualified dividend income” mentioned above. The Funds currently do not intend to acquire securities in issuers that are considered PFICs.
     Hedging strategies, such as entering into forward contracts and selling (writing) and purchasing options and futures contracts, involve complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of gains and losses the Funds that are permitted to invest therein realize in connection therewith. In general, any Fund’s share of (1) gains from the disposition of foreign currencies and (2) gains from options, futures and forward contracts derived with respect to its (or its corresponding Fund’s) business of investing in securities or foreign currencies will be treated as qualifying income under the Income Requirement.
     Dividends and interest the International Equity Fund receive, and gains they realize, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively, “foreign taxes”) that would reduce the yield and/or total return on their securities. Tax treaties between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains on investments by foreign investors.
     A Fund may invest in certain futures contracts (other than “securities futures contracts,” as defined in section 1234B(c) of the Tax Code) and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) — and certain foreign currency options and forward contracts that will be “section 1256 contracts.” Any section 1256 contracts a Fund holds at the end of its taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for its fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss realized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.
     Section 988 of the Tax Code also may apply to a Fund’s forward currency contracts and options on foreign currencies. Under that section, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Fund shares.
     Offsetting positions a Fund enters into or holds in any actively traded option, futures or forward contract may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a Fund’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) losses realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) a Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available, which may mitigate the effects of the straddle rules, particularly with respect to “mixed straddles” (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).
     When a covered call option written (sold) by a Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security’s basis.
     If a Fund has an “appreciated financial position” — generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis — and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).
Taxation of the Funds’ Shareholders
     Dividends or other distributions a Fund declares in the last quarter of any calendar year that are payable to shareholders of record on a date in that quarter will be deemed to have been paid by the Fund and received by those shareholders on December 31 of that year if the Fund pays the distributions during the following January. Accordingly, those distributions will be reported by, and taxed to, those shareholders for the taxable year in which that December 31 falls.
     If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that the price of Fund shares at any time may reflect the amount of a forthcoming dividend or capital gain distribution, so if they purchase Fund shares shortly before the record date for a distribution, they will pay full price for the shares and (except for an exempt-interest dividend) receive some portion of the price back as a taxable distribution even thought it represents in part a return of invested capital.
     If more than 50% of the value of the total assets of the International Equity Fund at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible to, and may, file an election with the IRS that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to its share of any foreign and U.S. possessions income taxes paid by it. If the Fund makes this election, it will treat those taxes as dividends paid to its shareholders and each shareholder will be required to (1) include in gross income, and treat as paid by him, his proportionate share of those taxes, (2) treat his share of those taxes and of any dividend the Fund pays that represents income from foreign or U.S. possessions sources as his own income from those sources and (3) either use the foregoing information in calculating the foreign tax credit against his federal income tax or, alternatively, deduct the taxes deemed paid by him in computing his taxable income. If the Fund makes this election, it will report to its shareholders shortly after each taxable year their respective shares of the Fund’s income from foreign and U.S. possessions sources and foreign taxes paid. Pursuant to that election, individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is “qualified passive income” may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.
     The foregoing is only a summary of some of the important federal tax considerations affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors are advised to consult their own tax advisors for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.
DESCRIPTION OF THE TRUST
     The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bonding) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust has not engaged in any other business.
     The Trust was originally created to manage money for large institutional investors, including pension and 401(k) plans for American Airlines, Inc. The AMR Class is offered to tax-exempt retirement and benefit plans of the Manager, AMR Corporation and its affiliates. The following individuals are eligible for purchasing shares of the Institutional Class with an initial investment of less than $2 million: (i) employees of the Manager, (ii) officers and directors of AMR Corporation, (iii) members of the Trust’s Board of Trustees, (iv) employees of TPG and Pharos, (v) members of Lighthouse’s Board of Directors; and (iv) any shareholders that the Manager transfers to the Institutional Class upon termination of the class of shares in which the shareholders were originally invested. The Investor Class was created to give individuals and other smaller investors an opportunity to invest in the American Beacon Funds. As a result, shareholders of the Investor Class benefit from the economies of scale generated by being part of a larger pool of assets. The Advisor Class was created for individuals and other smaller investors investing in the Funds through third party intermediaries. The expense structure of the Advisor Class allows for payments to these intermediaries for providing shareholder services. The Retirement Class was created for investors investing in the Funds through intermediary organizations, such as broker-dealers, insurance companies or third party administrators, for small to mid-sized retirement plans.
     The International Equity, Large Cap Value and Small Cap Value Funds utilize a multi-manager approach designed to reduce volatility by diversifying assets over multiple investment management firms. Each sub-advisor is carefully chosen by the Manager through a rigorous screening process.
FINANCIAL STATEMENTS
     The audited financial statements of the following Funds, including the reports of the independent registered public accounting firm, Ernst & Young LLP, are incorporated by reference to the American Beacon Funds’ Annual Report to Shareholders for the period ended October 31, 2008. Because the Retirement Class is newly offered as of May 2009, the audited financial statements are for the Advisor Class.
International Equity Fund
Small Cap Value Fund
Large Cap Value Fund
OTHER INFORMATION
     This section provides descriptions of certain strategies used by the Funds, including strategies to invest in particular securities and corresponding risks of those strategies.
     Asset-Backed Securities — Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, loans or accounts receivable paper are transferred from the originator to a specially created trust, which repackages the trust’s interests as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables. The Funds are permitted to invest in asset-backed securities, subject to the Funds’ rating and quality requirements. The Funds are permitted to invest in asset-backed securities, subject to the Funds’ rating and quality requirements.

     The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.
     Bank Deposit Notes — Bank deposit notes are obligations of a bank, rather than bank holding company corporate debt. The only structural difference between bank deposit notes and certificates of deposit is that interest on bank deposit notes is calculated on a 30/360 basis, as are corporate notes/bonds. Similar to certificates of deposit, deposit notes represent bank level investments and, therefore, are senior to all holding company corporate debt.
     Bankers’ Acceptances — Bankers’ acceptances are short-term credit instruments designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.
     Borrowing Risks — The Funds may borrow for temporary purposes. Borrowing may exaggerate changes in a Fund’s NAV and in its total return. Interest expense and other fees associated with borrowing may reduce a Fund’s return.
     Callable Securities — A Fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, the Fund would lose the income that would have been earned to maturity on that security, and the proceeds received by the Fund may be invested in securities paying lower coupon rates. Thus, a Fund’s income could be reduced as a result of a call. In addition, the market value of a callable security may decrease if it is perceived by the market as likely to be called, which could have a negative impact on a Fund’s total return.
     Cash Equivalents — Cash equivalents include certificates of deposit, bearer deposit notes, bankers’ acceptances, government obligations, commercial paper, short-term corporate debt securities and repurchase agreements.
     Certificates of Deposit — Certificates of deposit are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable.
     Commercial Paper — Commercial paper refers to promissory notes representing an unsecured debt of a corporation or finance company with a fixed maturity of no more than 270 days. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.
     Convertible Securities — Convertible securities include corporate bonds, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer. Because of the conversion feature, the Manager considers some convertible securities to be equity equivalents.

     Cover — Transactions using forward contracts, futures contracts, options on futures contracts and written options (“Financial Instruments”) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, currencies, or other forward contracts, options or futures contracts, or (2) cash, receivables and liquid assets, with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash, receivables, or liquid assets in a segregated account with its custodian in the prescribed amount.
     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover or to segregated accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
     Debentures — Debentures are unsecured debt securities. The holder of a debenture is protected only by the general creditworthiness of the issuer.
     Depositary Receipts — American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) — ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. EDRs are in bearer form and traded in European securities markets. GDRs are in bearer form and traded in both the U.S. and European securities markets. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, a Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle a Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security. Please see “Foreign Securities” below for a description of the risks associated with investments in foreign securities.
     Derivatives — Generally, a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset or market index. Some “derivatives” such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).
     Dollar Rolls — A dollar roll is a contract to sell mortgage-backed securities as collateral against a commitment to repurchase similar, but not identical, mortgage-backed securities on a specified future date. The other party to the contract is entitled to all principal, interest, and prepayment cash flows while it holds the collateral. Each Fund maintains with its custodian a segregated account containing high-grade liquid securities in an amount at least equal to the forward purchase obligation.
     Emerging Market Risks — The Emerging Markets Fund invests in the securities of issuers domiciled in various countries with emerging capital markets. Investments in the securities of issuers domiciled in countries with emerging capital markets involve significantly higher risks not involved in investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other non-U.S. or U.S. governmental laws or restrictions applicable to such investments, (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, (v) the lack or relatively early development of legal structures governing private and foreign investments and private property, and (vi) less diverse or immature economic structures. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gain taxes on foreign investors.
     Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that these capital markets will continue to present viable investment opportunities for the Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such event, it is possible that the Fund could lose the entire value of its investments in the affected markets.
     The economies of emerging market countries may be based predominately on only a few industries or may be dependent on revenues from participating commodities or on international aid or developmental assistance, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.
     Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the U.S., such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and companies may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.
     Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable.
     Eurodollar and Yankeedollar obligations — Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign entities, while Yankeedollar obligations are U.S. dollar obligations issued inside the United States by foreign entities. There is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers may use different accounting and financial standards, and the addition of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.
     Exchange-Traded Funds — A Fund may purchase shares of exchange-traded funds (ETFs). ETFs trade like a common stock and usually represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. Typically, a Fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.
     An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Most ETFs are investment companies. Therefore, a Fund ‘s purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund’s investments in other investment companies, which are described below.
     Foreign Debt Securities — The High Yield Bond Fund may invest in foreign fixed and floating rate income securities (including emerging market securities) all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated). There is no minimum rating criteria for the Fund’s investments in such securities. Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers. In addition, emerging markets are markets that have risks that are different and higher than those in more developed markets. See “Eurodollar and Yankeedollar Obligations” for a further discussion of these risks.
     Foreign Securities — A Fund may invest in U.S. dollar-denominated securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce each Fund’s rights as an investor.
     A Fund also may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including (1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits, and bankers’ acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (1) adverse changes in foreign exchange rates and (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on portfolio transactions.
     Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.
     Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.
     Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.
     Forward Foreign Currency Exchange Contracts — The International Equity Fund may enter into forward foreign currency exchange contracts (“forward currency contracts”). A forward currency contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.
     Forward currency contracts may serve as long hedges — for example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that it intends to acquire. Forward currency contract transactions also may serve as short hedges — for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or from a dividend or interest payment on a security denominated in a foreign currency.
     The Fund may enter into forward currency contracts to sell a foreign currency for a fixed U.S. dollar amount approximating the value of some or all of their respective portfolio securities denominated in such foreign currency. In addition, the Fund may use forward currency contracts when a sub-advisor wishes to “lock in” the U.S. dollar price of a security when the Fund is purchasing or selling a security denominated in a foreign currency or anticipates receiving a dividend or interest payment denominated in a foreign currency.
     The Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions in order to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.
     The Fund may seek to hedge against changes in the value of a particular currency by using forward currency contracts on another foreign currency or a basket of currencies, the value of which the applicable sub-advisor believes will have a positive correlation to the values of the currency being hedged. Use of a different foreign currency magnifies the risk that movements in the price of the forward contract will not correlate or will correlate unfavorably with the foreign currency being hedged.
     In addition, the Fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a Fund owned securities denominated in a foreign currency that a sub-advisor believed would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second currency. Transactions that use two foreign currencies are sometimes referred to as “cross hedging.” Use of a different foreign currency magnifies a Fund’s exposure to foreign currency exchange rate fluctuations.
     The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts usually are entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.
     Sellers or purchasers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by purchasing or selling, respectively, an instrument identical to the instrument sold or bought, respectively. Secondary markets generally do not exist for forward currency contracts, however, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities.
     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.
     Full Faith and Credit Obligations of the U.S. Government — Securities issued or guaranteed by the U.S. Treasury, backed by the full taxing power of the U.S. Government or the right of the issuer to borrow from the U.S. Treasury.

     Futures Contracts — Futures contracts obligate a purchaser to take delivery of a specific amount of an obligation underlying the futures contract at a specified time in the future for a specified price. Likewise, the seller incurs an obligation to deliver the specified amount of the underlying obligation against receipt of the specified price. Futures are traded on both U.S. and foreign commodities exchanges. Futures contracts will be traded for the same purposes as entering into forward contracts.
     The purchase of futures can serve as a long hedge, and the sale of futures can serve as a short hedge.
     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit “initial deposit” consisting of cash or U.S. Government Securities in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by a futures exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.
     Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures broker. When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.
     Purchasers and sellers of futures contracts can enter into offsetting closing transactions, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts may be closed only on a futures exchange or board of trade that provides a secondary market. The Funds intend to enter into futures contracts only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract.
     Although futures contracts by their terms call for the actual delivery or acquisition of securities or currency, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or currency. The offsetting of a contractual obligation is accomplished by buying (or selling, as appropriate) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it purchases or sells futures contracts.
     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
     If a Fund were unable to liquidate a futures contract due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option thereon or to maintain cash or securities in a segregated account.
     To the extent that a Fund enters into futures contracts, in each case other than for bona fide hedging purposes (as defined by the Commodities Futures Trading Commission (“CFTC”)), the aggregate initial margin will not exceed 5% of the liquidation value of a Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any contracts that the Fund has entered into. This policy does not limit to 5% the percentage of the Fund’s assets that are at risk in futures contracts.
     The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price or currency exchange rate trends by a sub-advisor may still not result in a successful transaction.
     In addition, futures contracts entail risks. Although a sub-advisor may believe that use of such contracts will benefit a particular Fund, if that investment advisor’s investment judgment about the general direction of, for example, an index is incorrect, a Fund’s overall performance would be worse than if it had not entered into any such contract. In addition, there are differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives.
     General Obligation Bonds — General obligation bonds are secured by the pledge of the issuer’s full faith, credit, and usually, taxing power. The taxing power may be an unlimited ad valorem tax or a limited tax, usually on real estate and personal property. Most states do not tax real estate, but leave that power to local units of government.
     Illiquid Securities — Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.
     In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, that Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Fund’s illiquidity. The Manager or the sub-advisor, as applicable, acting under guidelines established by the Board, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.
     Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, a Fund may get only limited information about an issuer, so it may be less able to predict a loss. A Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
     Index Futures Contracts and Options on Index Futures Contracts — The International Equity Fund, Large Cap Value Fund, and Small Cap Value Fund (the “Funds”) may invest in index futures contracts, options on index futures contracts and options on securities indices.
     Index Futures Contracts — U.S. futures contracts trade on exchanges that have been designated “contracts markets” by the CFTC and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets.
     At the same time a futures contract on an index is purchased or sold, the Fund must allocate cash or securities as a deposit payment (“initial deposit”). It is expected that the initial deposit would be approximately

1-1/2% to 5% of a contract’s face value. Daily thereafter, the futures contract is valued and the payment of “variation margin” may be required.
     Options on Index Futures Contracts — The purchase of a call option on an index futures contract is similar in some respects to the purchase of a call option on such an index.
     The writing of a call option on a futures contract with respect to an index constitutes a partial hedge against declining prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund’s holdings. The writing of a put option on an index futures contract constitutes a partial hedge against increasing prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund’s losses or gains from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.
     The purchase of a put option on a futures contract with respect to an index is similar in some respects to the purchase of protective put options on the Index. For example, the Fund may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.
     The amount of risk a Fund assumes when it purchases an option on a futures contract with respect to an index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.
     Stock index futures may be used on a continual basis to equitize cash so that the Funds may maintain maximum equity exposure. Each Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Fund and premiums paid on outstanding options on futures contracts owned by the Fund would exceed 5% of the market value of the total assets of the Fund.
     Futures Contracts on Stock Indices — The Funds may enter into contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of securities (“Index Futures Contracts”). This investment technique is used only to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Funds or adversely affect the prices of securities which are intended to be purchased at a later date for the Funds.
     In general, each transaction in Index Futures Contracts involves the establishment of a position that will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Funds will rise in value by an amount that approximately offsets the decline in value of the portion of the Funds’ investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Index Futures Contracts may not be achieved or a loss may be realized.
     Transactions in Index Futures Contracts involve certain risks. These risks could include a lack of correlation between the Futures Contract and the equity market, a potential lack of liquidity in the secondary market and incorrect assessments of market trends, which may result in worse overall performance than if a Futures Contract had not been entered into.
     Brokerage costs will be incurred and “margin” will be required to be posted and maintained as a good-faith deposit against performance of obligations under Futures Contracts written into by the Funds. Each Fund may not purchase or sell a Futures Contract (or options thereon) if immediately thereafter its margin deposits on its outstanding Futures Contracts (and its premium paid on outstanding options thereon) would exceed 5% of the market value of each Fund’s total assets.
     Options on Securities Indices — The Funds may write (sell) covered call and put options to a limited extent on an index (“covered options”) in an attempt to increase income. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. The Funds may forgo the benefits of appreciation on the index or may pay more than the market price for the index pursuant to call and put options written by the Funds.
     By writing a covered call option, the Funds forgo, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of an index above the exercise price. By writing a put option, the Funds, in exchange for the net premium received, accept the risk of a decline in the market value of the index below the exercise price.
     Each Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.
     When each Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund’s Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires unexercised on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated.
     The Funds have adopted certain other non-fundamental policies concerning index option transactions that are discussed above. The Funds’ activities in index options also may be restricted by the requirements of the Tax Code with which the Master-Feeder Funds must comply to continue to qualify as a RIC.
     The hours of trading for options on an index may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.
     Because options on securities indices require settlement in cash, the sub-advisor may be forced to liquidate portfolio securities to meet settlement obligations.
     Options on Stock Indices — A Fund may purchase and write put and call options on stock indices listed on stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indices generally are similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.
     Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock.
     Inflation-Indexed Securities — Inflation-indexed securities, also known as inflation-protected securities, are fixed income instruments structured such that their interest and principal payments are adjusted to keep up with inflation.
     In periods of deflation when the inflation rate is declining, the principal value of an inflation-indexed security will be adjusted downward. This will result in a decrease in the interest payments. The U.S. Treasury guarantees to repay at least the original principal value at maturity for inflation-indexed securities issued directly by the U.S.

Government. However, inflation-indexed securities of other issuers may or may not have the same principal guarantee and may repay an amount less than the original principal value at maturity.
     Changes in market expectations for real interest rates may result in volatility in the Treasury Inflation Protected Securities Fund’s share price. There can be no assurance that the designated inflation index for an inflation-indexed security will accurately reflect the real inflation rate.
     Interfund Lending — Pursuant to an order issued by the SEC, the Funds may participate in a credit facility whereby each Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other Funds for temporary purposes. The credit facility can provide a borrowing Fund with significant savings at times when the cash position of the Fund is insufficient to meet temporary cash requirements. This situation could arise when shareholder redemptions exceed anticipated volumes and certain Funds have insufficient cash on hand to satisfy such redemptions. When the Funds liquidate portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to three days (or longer for certain foreign transactions). However, redemption requests normally are satisfied immediately. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities.
     The credit facility will reduce the Funds’ potential borrowing costs and enhance the ability of the lending Funds to earn higher rates of interest on their short-term lending. Although the credit facility will reduce the Funds’ need to borrow from banks, the Funds remain free to establish lines of credit or other borrowing arrangements with banks.
     Junk Bonds — Junk bonds are low-quality, high-risk corporate bonds that generally offer a high level of current income. These bonds are considered speculative by the Rating Organizations. For example, Moody’s and Standard & Poor’s rate them below Baa and BBB, respectively. Please see “Ratings of Long-Term Obligations” below for an explanation of the ratings applied to junk bonds. Junk bonds are often issued as a result of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, or other similar events. They may also be issued by smaller, less creditworthy companies or by highly leveraged firms, which are generally less able to make scheduled payments of interest and principal than more financially stable firms. Because of their low credit quality, junk bonds must pay higher interest to compensate investors for the substantial credit risk they assume. In order to minimize credit risk, the Fund intends to diversify its holdings among many bond issuers.
     Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in the Fund. The lower rating of certain high yielding corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by rating agencies in their ratings of a fixed income security also may affect the value of these investments. However, allocating investments in the fund among securities of different issuers should reduce the risks of owning any such securities separately. The prices of these high yielding securities tend to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, the Fund may incur additional expenses to seek recovery. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer’s financial restructuring or default. Additionally, an economic downturn or an increase in interest rates could have a negative effect on the high yield securities market and on the market value of the high yield securities held by the Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.
     Loan Participation Interests — Loan participation interests represent interests in bank loans made to corporations. The contractual arrangement with the bank transfers the cash stream of the underlying bank loan to the participating investor. Because the issuing bank does not guarantee the participations, they are subject to the credit risks generally associated with the underlying corporate borrower. In addition, because it may be necessary under the terms of the loan participation for the investor to assert through the issuing bank such rights as may exist against the underlying corporate borrower, in the event the underlying corporate borrower fails to pay principal and interest when due, the investor may be subject to delays, expenses and risks that are greater than those that would have been involved if the investor had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the investor may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the issuer may also be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by the investor are regarded as illiquid.
     Loan Transactions — Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrages or other security transactions. The purpose of a qualified loan transaction is to afford a lender the opportunity to continue to earn income on the securities loaned and at the same time earn fee income or income on the collateral held by it.
     Securities loans will be made in accordance with the following conditions: (1) the Fund must receive at least 100% collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, and approved bank letters of credit; (2) the borrower must increase the collateral whenever the market value of the loaned securities (determined on a daily basis) rises above the level of collateral; (3) the Fund must be able to terminate the loan after notice, at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned, and any increase in market value of the loaned securities; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower, provided, however, that if a material event affecting the investment occurs, the Board must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Board to vote proxies.
     While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed by the Board to be of good financial standing and will not be made unless the consideration to be earned from such loans would justify the risk. If the borrower of the securities fails financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral. Such loan transactions are referred to in this Statement of Additional Information as “qualified” loan transactions.
     The cash collateral so acquired through qualified loan transactions may be invested only in those categories of high quality liquid securities previously authorized by the Board , as appropriate.
     Mortgage-Backed Securities — Mortgage-backed securities consist of both collateralized mortgage obligations and mortgage pass-through certificates.
     Collateralized Mortgage Obligations (“CMOs”) — CMOs and interests in real estate mortgage investment conduits (“REMICs”) are debt securities collateralized by mortgages or mortgage pass-through securities. CMOs divide the cash flow generated from the underlying mortgages or mortgage pass-through securities into different groups referred to as “tranches,” which are then retired sequentially over time in order of priority. The principal governmental issuers of such securities are the Federal National Mortgage Association (“FNMA”), a government sponsored corporation owned entirely by private stockholders, and the Federal Home Loan Mortgage Corporation (“FHLMC”), a corporate instrumentality of the United States created pursuant to an act of Congress that is owned entirely by the Federal Home Loan Banks. The issuers of CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided. A REMIC is a mortgage securities vehicle that holds residential or commercial mortgages and issues securities representing interests in those mortgages. A REMIC may be formed as a corporation, partnership, or segregated pool of assets. A REMIC itself is generally exempt from federal income tax, but the income from its mortgages is taxable to its investors. For investment purposes, interests in REMIC securities are virtually indistinguishable from CMOs.
     Mortgage Pass-Through Securities - Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are generally made monthly, in effect “passing through” monthly payments made by the individual borrowers on the residential mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities). They are issued by governmental, government-related and private organizations which are backed by pools of mortgage loans.
     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government, as in the case of securities guaranteed by the Government National Mortgage Association (“GNMA”), or guaranteed by agencies or instrumentalities of the U.S. government, as in the case of securities guaranteed by the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation

(“FHLMC”), which are supported only by the discretionary authority of the U.S. government to purchase the agency’s obligations.
     On September 7, 2008, Fannie Mae and Freddie Mac were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”) to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae and Freddie Mac’s assets and property and putting Fannie Mae and Freddie Mac in a sound and solvent condition. Under the conservatorship, the U.S. Treasury will receive senior preferred equity shares and warrants to ensure that Fannie Mae and Freddie Mac maintain a positive net worth.
     Further, the U.S. Treasury has established a new secured lending credit facility which will be available to Fannie Mae and Freddie Mac to assist the entities in funding their regular business activities in the capital markets until December 31, 2009. Also, the U.S. Treasury has initiated a program to purchase Fannie Mae and Freddie Mac mortgage-backed securities through December 31, 2009, to aid mortgage affordability.
     Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.
     (1) GNMA Mortgage Pass-Through Certificates (“Ginnie Maes”) — GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes represent an undivided interest in a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the mortgage pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying mortgages, Ginnie Maes are of the “modified pass-through” mortgage certificate type. The GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes. The GNMA guarantee is backed by the full faith and credit of the United States, and the GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guarantee. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market of security dealers and a variety of investors.
     (2) FHLMC Mortgage Participation Certificates (“Freddie Macs”) — Freddie Macs represent interests in groups of specified first lien residential conventional mortgages underwritten and owned by the FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where the FHLMC has not guaranteed timely payment of principal, the FHLMC may remit the amount due because of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market of the FHLMC, security dealers and a variety of investors.
     (3) FNMA Guaranteed Mortgage Pass-Through Certificates (“Fannie Maes”) — Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one family or two to four family, residential properties. The FNMA is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated mortgages. The obligation of the FNMA under its guarantee is solely its obligation and is not backed by, nor entitled to, the full faith and credit of the United States.
     (4) Mortgage-Related Securities Issued by Private Organizations — Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.
     Municipal Lease Obligations (“MLOs”) — MLOs are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality’s credit and thus interest may become taxable if the lease is assigned. If funds are not appropriated for the following year’s lease payments, a lease may terminate with the possibility of default on the lease obligation.
     Options — The Enhanced Income Fund may purchase and sell put options and call options on securities and foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on the NASDAQ National Market System. The Fund will only write (sell) covered call and put options. For a further description, see “Cover.”
     An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or currency.
     By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. By writing a put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security or currency below the exercise price.
     The Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.
     When the Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund’s Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated.
     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.
     Other Investment Company Securities — A Fund at times may invest in shares of other investment companies, including other investment companies of the Trust. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.
     Preferred Stock — A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.
     Private Activity Bonds — PABs are issued to finance, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain facilities for water supply, gas, electricity, sewage or solid waste disposal. PABs are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities. See “Tax Information — Taxation of the Funds’ Shareholders.”
     Ratings of Long-Term Obligations — The Funds utilize ratings provided by the following Rating Organizations in order to determine eligibility of long-term obligations.
     Credit ratings typically evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. The Rating Organizations may fail to update a credit rating on a timely basis to reflect changes in economic or financial conditions that may affect the market value of the security. For these reasons, credit ratings may not be an accurate indicator of the market value of a high yield bond.
     The four highest Moody’s ratings for long-term obligations (or issuers thereof) are Aaa, Aa, A and Baa. Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk. Obligations rated A are considered upper-medium grade and are subject to low credit risk. Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
     Moody’s ratings of Ba, B, Caa, Ca and C are considered below investment grade. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest. Moody’s also appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
     The four highest Standard & Poor’s ratings for long-term obligations are AAA, AA, A and BBB. An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
     Standard & Poor’s ratings of BB, B, CCC, CC, C and D are considered below investment grade and are regarded as having significant speculative characteristics. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. An obligation rated CC is currently highly vulnerable to nonpayment. A C rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms. An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
     The four highest ratings for long-term obligations by Fitch Ratings are AAA, AA, A and BBB. Obligations rated AAA are deemed to be of the highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. Obligations rated AA are deemed to be of very high credit quality. AA ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. Obligations rated A are deemed to be of high credit quality. An A rating denotes expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings. Obligations rated BBB are deemed to be of good credit quality. BBB ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.
     Fitch’s ratings of BB, B, CCC, CC, C, RD and D are considered below investment grade or speculative grade. Obligations rated BB are deemed to be speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade. Obligations rated B are deemed to be highly speculative. For issuers and performing obligations, B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of RR1 (outstanding). Obligations rated CCC indicate, for issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of RR2 (superior), or RR3 (good) or RR4 (average). Obligations rated CC indicate, for issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of RR4 (average) or RR5 (below average). Obligations rated C indicate, for issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of RR6 (poor). Obligations rated RD indicate an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations. Obligations rated D indicate an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (a) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (b) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (c) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation. Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.
     The four highest ratings for long-term obligations by Dominion Bond Rating Service Limited (“DBRS”) are AAA, AA, A and BBB. Long-term debt rated AAA is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that DBRS has set for this category, few entities are able to achieve a AAA rating. Long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated AAA only to a small degree. Given the extremely restrictive definition DBRS has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events. Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of AA rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities. Long-term debt rated BBB is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.
     DBRS’ ratings of BB, B, CCC, CC, C and D are considered speculative and non-investment grade. Long-term debt rated BB is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations. Long-term debt rated B is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity. Long-term debt rated CCC, CC or C is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated B. Long-term debt rated below B often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with CC and C normally used for lower ranking debt of companies for which the senior debt is rated in the CCC to B range. A security rated D implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.
     Standard & Poor’s and Fitch Ratings apply indicators (such as “+” and “-”) and DBRS adds “high” or “low” to indicate relative standing within the major rating categories (except AAA). A rating without one of these indicators falls within the middle of the category.
     Ratings of Municipal Obligations — Moody’s ratings for short-term investment-grade municipal obligations are designated Municipal Investment Grade (MIG or VMIG in the case of variable rate demand obligations) and are divided into three levels — MIG/VMIG 1, MIG/VMIG 2 and MIG/VMIG 3. Factors used in determination of ratings include liquidity of the borrower and short-term cyclical elements. The MIG/VMIG 1 rating denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing. The MIG/VMIG 2 rating denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group. The MIG/VMIG 3 rating denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established. An SG rating denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
     Standard & Poor’s uses SP-1, SP-2, and SP-3 to rate short-term municipal obligations. A rating of SP-1 denotes a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. A rating of SP-2 denotes a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. A rating of SP-3 denotes a speculative capacity to pay principal and interest.
     Ratings of Short-Term Obligations — Moody’s short-term ratings, designated as P-1, P-2 or P-3, are opinions of the ability of issuers to honor short-term financial obligations that generally have an original maturity not exceeding thirteen months. The rating P-1 is the highest short-term rating assigned by Moody’s and it denotes an issuer (or supporting institution) that has a superior ability to repay short-term debt obligations. The rating P-2 denotes an issuer (or supporting institution) that has a strong ability to repay short-term debt obligations. The rating P-3 denotes an issuer (or supporting institution) that has an acceptable ability for repayment of senior short-term policyholder claims and obligations.
     Standard & Poor’s short-term ratings are generally assigned to obligations with an original maturity of no more than 365 days—including commercial paper. A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. A short-term obligation rated B is regarded as having significant speculative characteristics. Ratings of B-1, B-2, and B-3 may be assigned to indicate finer distinctions within the B category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
     Fitch Ratings’ short-term ratings have a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. A rating of F1 denotes an obligation of the highest credit quality. It indicates the strongest capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature. A rating of F2 denotes good credit quality. It indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings. A rating of F3 denotes fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade. A rating of B denotes an obligation that is speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions. A rating of C denotes a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment. A rating of D indicates an entity or sovereign that has defaulted on all of its financial obligations.
     The DBRS short-term debt rating scale is meant to give an indication of the risk that a borrower will not fulfill its near-term debt obligations in a timely manner. Short-term debt rated R-1 (high) is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an R-1 (high) rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an R-1 (high), few entities are strong enough to achieve this rating. Short-term debt rated R-1 (middle) is of superior credit quality and, in most cases, ratings in this category differ from R-1 (high) credits by only a small degree. Given the extremely tough definition DBRS has established for the R-1 (high) category, entities rated R-1 (middle) are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities. Short-term debt rated R-1 (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt, and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry. Short-term debt rated R-2 (high) is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt and profitability ratios is not as strong as credits rated in the R-1 (low) category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry. Short-term debt rated R-2 (middle) is considered to be of adequate credit quality. Relative to the R-2 (high) category, entities rated R-2 (middle) typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions. Short-term debt rated R-2 (low) is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an R-2 (middle) credit. However, R-2 (low) ratings still display a level of credit strength that allows for a higher rating than the R-3 category, with this distinction often reflecting the issuer’s liquidity profile. Short-term debt rated R-3 is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-3 category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer’s control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions. Short-term debt rated R-4 is speculative. R-4 credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with R-4 ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present. Short-term debt rated R-5 is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated R-5 may have challenges that if not corrected, could lead to default. A security rated D implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

     Recent Market Events — Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. Both domestic and foreign equity markets have been experiencing increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions could continue. The U.S. Government has taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.
     Reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continued market turbulence may have an adverse effect on a Fund.
     Repurchase Agreements — A repurchase agreement, which provides a means to earn income on funds for periods as short as overnight, is an arrangement under which the purchaser (e.g., a Fund) purchases securities and the seller agrees, at the time of sale, to repurchase the securities at a specified time and price. The repurchase price will be higher than the purchase price, the difference being income to the purchaser, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the purchaser together with the repurchase price on repurchase. In either case, the income to the purchaser is unrelated to the interest rate on the securities subject to the repurchase agreement. Repurchase agreements are generally for a short period of time, usually less than a week.
     Each Fund may enter into repurchase agreements with any bank that is a member of the Federal Reserve System or registered broker-dealer who, in the opinion of the Manager or the sub-advisor, as applicable, presents a minimum risk of bankruptcy during the term of the agreement based upon guidelines that periodically are reviewed by the Board . Each Fund may enter into repurchase agreements as a short-term investment of its idle cash in order to earn income. The securities will be held by a custodian (or agent) approved by the Board , as appropriate, during the term of the agreement. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the securities to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.
     In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement, a Fund may encounter a delay and incur costs before being able to sell the security being held as collateral. Delays may involve loss of interest or decline in price of the securities. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the securities, in which case a Fund may incur a loss if the proceeds to the Fund from the sale of the securities to a third party are less than the repurchase price.
     Reverse Repurchase Agreements — The Funds may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker/dealers and agree to repurchase them at a mutually agreed-upon date and price. The Funds intend to enter into reverse repurchase agreements only to avoid selling securities to meet redemptions during market conditions deemed unfavorable by the investment advisor possessing investment authority. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as liquid high quality debt securities having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which such Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the 1940 Act.
     Resource Recovery Obligations — Resource recovery obligations are a type of municipal revenue obligation issued to build facilities such as solid waste incinerators or waste-to-energy plants. Usually, a private corporation will be involved and the revenue cash flow will be supported by fees or units paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations and project operator tax incentives may affect the value and credit quality of these obligations.
     Revenue Obligations — Revenue obligations are backed by the revenue cash flow of a project or facility. The interest on such obligations is payable only from the revenues derived from a particular project, facility, specific excise tax or other revenue source. Revenue obligations are not a debt or liability of the local or state government and do not obligate that government to levy or pledge any form of taxation or to make any appropriation for payment.

     Rights and Warrants — Rights are short-term warrants issued in conjunction with new stock issues. Warrants are options to purchase an issuer’s securities at a stated price during a stated term. If the market price of the underlying common stock does not exceed the warrant’s exercise price during the life of the warrant, the warrant will expire worthless. Warrants usually have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. There is no specific limit on the percentage of assets a Fund may invest in rights and warrants, although the ability of some of the Funds to so invest is limited by their investment objectives or policies.
     Section 4(2) Securities — Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as one of the Funds, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(2) securities, thus providing liquidity.
     The Board and the applicable sub-advisor will carefully monitor the Funds’ investments in Section 4(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(2) securities could have the effect of reducing a Fund’s liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.
     Separately Traded Registered Interest and Principal Securities and Zero Coupon Obligations — Separately traded registered interest and principal securities or “STRIPS” and zero coupon obligations are securities that do not make regular interest payments. Instead they are sold at a discount from their face value. Each Fund investing in STRIPs will take into account as income a portion of the difference between these obligations’ purchase prices and their face values. Because they do not pay coupon income, the prices of STRIPS and zero coupon obligations can be very volatile when interest rates change. STRIPS are zero coupon bonds issued by the U.S. Treasury.
     Short Sales — In connection with the use of certain instruments based upon or consisting of one or more baskets of securities, the Manager or a sub-advisor may sell a security a Fund does not own, or in an amount greater than the Fund owns (i.e., make short sales). Generally, to complete a short sale transaction, a Fund will borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed. If the price at the time of replacement is more than the price at which the security was sold by the Fund, the Fund will incur a loss. Conversely, the Fund will realize a gain if the price of the security decreases between selling short and replacement. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. Until the security is replaced, the Fund is required to pay to the lender any interest that accrues during the period of the loan. To borrow the security, the Fund may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Fund replaces the borrowed security, it will (a) maintain in a segregated account with its custodian cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short or (b) otherwise cover its short position.
     Tax, Revenue or Bond Anticipation Notes — Tax, revenue or bond anticipation notes are issued by municipalities in expectation of future tax or other revenues that are payable from those taxes or revenues. Bond anticipation notes usually provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes. Tax-exempt commercial paper is issued by municipalities to help finance short-term capital or operating needs in anticipation of future tax or other revenue.
     Terrorism Risks — Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war with Iraq and its aftermath, continuing occupation of Iraq by coalition forces and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers, related groups of issuers, or issuers concentrated in a single geographic area. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Fund service providers and the Funds’ operations.

     U.S. Government Securities — U.S. Government Securities are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government Securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank obligations, Federal Intermediate Credit Bank obligations, U.S. Government agency obligations and repurchase agreements secured thereby.
     U.S. Treasury Obligations — U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations known as STRIPS and inflation-indexed securities. Although U.S. Treasury securities carry little principal risk if held to maturity, the prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates.
     Variable or Floating Rate Obligations — A variable rate obligation is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate obligation is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Variable or floating rate obligations may be secured by bank letters of credit.
     Pursuant to Rule 2a-7 under the 1940 Act, variable or floating rate obligations with stated maturities of more than 397 days may be deemed to have shorter maturities as follows:
     (1) An obligation that is issued or guaranteed by the United States Government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days will be deemed by a Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.
     (2) A variable rate obligation, the principal amount of which is scheduled on the face of the instrument to be paid in 397 days or less, will be deemed by a Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.
     (3) A variable rate obligation that is subject to a demand feature will be deemed by a Fund to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.
     (4) A floating rate obligation that is subject to a demand feature will be deemed by a Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand.
     As used above, an obligation is “subject to a demand feature” when a Fund is entitled to receive the principal amount of the obligation either at any time on no more than 30 days’ notice or at specified intervals not exceeding one year and upon no more than 30 days’ notice.
     Variable Rate Auction and Residual Interest Obligations — Variable rate auction and residual interest obligations are created when an issuer or dealer separates the principal portion of a long-term, fixed-rate municipal bond into two long-term, variable-rate instruments. The interest rate on one portion reflects short-term interest rates, while the interest rate on the other portion is typically higher than the rate available on the original fixed-rate bond.
     When-Issued and Forward Commitment Transactions — These transactions involve a commitment by a Fund to purchase or sell securities at a future date. These transactions enable a Fund to “lock-in” what the Manager or the sub-advisor, as applicable, believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might purchase a security on a when-issued or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. If the other party fails to complete the trade, the Fund may lose the opportunity to obtain a favorable price. For purchases on a when-issued basis, the price of the security is fixed at the date of purchase, but delivery of and payment for the securities is not set until after the securities are issued (generally one to two months later). The value of when-issued securities is subject to market fluctuation during the interim period and no income accrues to a Fund until settlement takes place. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Forward commitment transactions involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. The payment obligation and interest rate are fixed at the time the buyer enters into the forward commitment. Forward commitment transactions are typically used as a hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued.
     Each Fund maintains with the Custodian a segregated account containing high-grade liquid securities in an amount at least equal to the when-issued or forward commitment transaction. When entering into a when-issued or forward commitment transaction, a Fund will rely on the other party to consummate the transaction; if the other party fails to do so, the Fund may be disadvantaged.

APPENDIX A
PROXY VOTING POLICY AND PROCEDURES FOR THE TRUST AND MASTER TRUST
AMERICAN BEACON MASTER TRUST
AMERICAN BEACON FUNDS
AMERICAN BEACON MILEAGE FUNDS
AMERICAN BEACON SELECT FUNDS
PROXY VOTING POLICY AND PROCEDURES
Last Amended November 17, 2008
Preface
     Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of interest holders of the American Beacon Master Trust and shareholders of the American Beacon Funds, the American Beacon Mileage Funds, and the American Beacon Select Funds (collectively, the “Funds”). Therefore, these Proxy Voting Policy and Procedures (the “Policy”) have been adopted by the Funds.
     The Funds are managed by American Beacon Advisors, Inc. (the “Manager”). The Manager has retained a proxy voting consultant (the “Consultant”) to provide assistance regarding the objective review and voting of proxies on any assets held by the Funds that invest primarily in the securities of domestic U.S. issuers (the “Domestic Funds”), consistent with the Policy. The Policy sets forth the policies and procedures the Manager employs when voting proxies for the Domestic Funds, including the role of their investment subadvisers (the “Subadvisers”). Proxy voting for the Funds that invest primarily in the securities of foreign issuers (the “International Funds”) has been delegated by the International Funds’ Boards of Trustees to the subadvisers for those funds (“International Subadvisers”). For the securities held in their respective portion of each International Fund, the International Subadvisers make voting decisions pursuant to their own proxy voting policies and procedures, which have been adopted by the International Funds and approved by their Boards of Trustees. The Policy includes the procedures that the Manager performs to monitor proxy voting by the International Subadvisers.
     For all of the Funds, the Manager seeks to ensure that proxies are voted in the best interests of Fund interest holders and shareholders (collectively, “shareholders”). For certain proxy proposals, the interests of the Manager and/or its affiliates may differ from Fund shareholders’ interests. To avoid the appearance of impropriety and to fulfill its fiduciary responsibility to shareholders in these circumstances, the Policy includes procedures established by the Manager for voting proxy proposals that potentially present a conflict of interests.
Domestic Funds — Procedures
     1. Voting —The Consultant has been instructed by the Manager to vote proxies in accordance with the Policy, unless it is notified to vote otherwise by the Manager in writing. The Manager may decide to instruct the Consultant to vote in a manner different than specified by the Policy if it determines that such a variance from the Policy would be in the best interests of Fund shareholders. In making such a determination, the Manager will conduct its analysis of the proxy proposal, which may include, among other things, discussing the issue with Subadvisers holding the security to determine their recommended voting position.
          Except as otherwise noted, items to be evaluated on a case-by-case basis and proposals not contemplated by the Policy will be assessed by the Manager. In these situations, the Manager will use its judgment in directing the Consultant to vote in the best interest of the Funds’ shareholders and will propose changes to the Policy when appropriate.
     2. Conflicts of Interest — The Manager maintains a list by Fund of all affiliated persons, including the Manager and its affiliates, the Subadvisers and their affiliates as well as the Funds’ distributor and its affiliates. Any proxy proposal involving an entity on this list could be considered to represent a conflict of interest between a) the Manager, a Subadviser, the distributor or any of their affiliates and b) Fund shareholders. The Manager will monitor the Fund’s holdings against the list of affiliated persons and will conduct an analysis based upon the following procedures to resolve these known potential conflicts as well as any unforeseen conflicts.

APPENDIX A
          a. Proxies for Affiliated Funds — Each Fund has the ability to invest in the shares of any of the Money Market Funds. For example, the High Yield Bond Fund may purchase shares of the Money Market Fund. If the Money Market Fund issues a proxy for which the High Yield Bond Fund is entitled to vote, the Manager’s interests regarding the Money Market Fund might appear to conflict with the interests of the shareholders of the High Yield Bond Fund. In these cases, the Manager will instruct the Consultant to vote in accordance with the Board of Trustees’ recommendations in the proxy statement.
          b. Business / Personal Connections of the Manager — The Manager is minority owned by AMR Corporation, which is a publicly-traded corporation and the parent company of American Airlines, Inc. To avoid the appearance of any conflict of interests, the Funds are expressly prohibited from investing in the securities of AMR Corporation or any other airline company.
          The Manager could have an advisory client that issues a proxy or promotes a proxy proposal for which a Fund is entitled to vote. By taking a particular voting position on the proxy, it could be perceived by Fund shareholders that the Manager is favoring the advisory client over Fund shareholders in order to avoid harming its relationship with the advisory client. If the Manager is asked to render a decision regarding a proxy proposal issued or promoted by one of its advisory clients, the Manager will refer that proposal to the applicable Fund’s Board of Trustees, who will decide the Fund’s voting position after consultation with the Manager.
          In the event that a principal officer of the Manager has a personal relationship or connection with an issuer or proponent of a proxy proposal being considered by the Manager, the voting matter will be discussed with the applicable Fund’s Board of Trustees, who will decide the Fund’s voting position after consultation with the Manager.
          If an unforeseen conflict pertaining to a particular proxy proposal becomes apparent, the Manager will refer that proposal to the applicable Fund’s Board of Trustees, who will decide the Fund’s voting position after consultation with the Manager.
          c. Business / Personal Connections of the Subadvisers — Each Subadviser (and its affiliates) is considered an affiliate of the portion of the Fund it manages. When the Manager receives input regarding a voting recommendation from a Subadviser, the Manager will request the Subadviser’s disclosure of any business or personal relationships or connections that the Subadviser itself or its principals may have with the proxy issuer or any proponent of the proxy proposal. If the Subadviser’s disclosure reveals any potential conflicts of interest, the Manager will not rely on the Subadviser’s recommendation regarding the proxy proposal.
     3. Securities on Loan — The Consultant will notify the Manager before the record date about the occurrence of a future shareholder meeting. The Manager will determine whether or not to recall shares of the applicable security that are on loan with the intent of voting such shares in accordance with the Policy, based on factors including the nature of the meeting (i.e., annual or special), the percentage of the proxy issuer’s outstanding securities on loan, any other information regarding the proxy proposals of which the Manager may be aware, and the loss of securities lending income to a Fund as a result of recalling the shares on loan.
Domestic Funds — Policies
     1. Routine Proposals — Routine proxy proposals are most commonly defined as those that do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. The proposals are consistent with industry standards as well as the corporate laws in the state of incorporation. Traditionally, these include:
A.	Location of annual meeting

B.	Employee stock purchase plan

C.	Appointment of auditors

D.	Corporate strategy

E.	Director indemnification and liability protection

F.	Reincorporation

     The Funds’ policy is to support management on these routine proposals.
     2. Social, Political and Environmental Proposals — Issues which can be characterized as non-financial or non-business issues involving social, political and environmental issues will result in voting to support management. Financial interests of the shareholders are the only consideration for proxy voting decisions.

APPENDIX A
     3. Shareholder Equality Proposals — Issues that do not discriminate against certain shareholders will be supported. Non-discriminatory proposals include:
          A. Anti-greenmail — Provisions that require that the price paid to the greenmailer must be extended to all shareholders of record will be supported.
          B. Fair price provisions — Provisions that guarantee an equal price to all shareholders will be supported.
     4. Non-routine proposals — Issues in this category are more likely to affect the structure and operation of the corporation and, therefore have a greater impact on the value of the shareholders’ investment. All situations will be viewed individually and independently with the focus on the financial interest of the shareholders.
     Various factors will contribute in the decision-making process assessing the financial interest of the shareholders. Consideration should be given first and foremost to the board of directors. The board of directors oversees the management of the company, makes decisions on the most important issues and is a representative of the shareholders. To the degree that the board is independent (defined as at least 75% of members are independent, having no personal or business relationship with management, as defined by the relevant exchange), capable and dedicated to the shareholders, support should be for the board’s recommendations.
     Management’s record, strategy and tenure will contribute in the decision-making process. The tendency will be to side with management if, in the past, it has shown the intent and ability to maximize shareholder wealth over the long term. Management will not be judged on a quarter-by-quarter basis, but judged on decisions that are consistent with the long-term interests of the shareholders of the company.
     The following are specific issues that directly impact the financial interest of the shareholders.
          A. Board of Directors
               a. Uncontested elections — The Funds will support management’s slate during uncontested elections if the board is independent. The company is the best judge of who is able and available to serve, and who will work well together.
               b. Contested elections — will be evaluated on a case-by-case basis. Both slates of candidates will be evaluated based on a thorough analysis of each contesting side.
               c. Independent compensation committee — an independent committee will best represent shareholder interests and guards against conflicts of interest in executive pay decisions. An independent or majority independent committee will have no financial interest in the outcome. The Funds will support proposals for independent compensation committees.
               d. Independent nominating committee — The Funds believe that independent directors selected by a committee of independent directors will be more likely to question the CEO’s business judgment. Therefore, the Funds will support proposals for independent nominating committees.
               e. Classified boards — A typical classified board is divided into 3 groups with one group standing for election every third year. The Funds believe that shareholders benefit from the structure as classified boards provide stability of leadership and continuity of management and policy that is crucial when evaluating company issues. Therefore, the Funds’ policy is to support classified boards, unless an independent board proposes to declassify itself, in which case the Funds will support management.
               f. Cumulative voting — Under cumulative voting, shareholders are entitled to a number of votes equal to the number of board seats open for election, times the number of shares held. The votes can be cast for one nominee or apportion them, equally or not, amongst the nominees. The Funds believe that each director should act for the benefit of all shareholders and therefore should not be elected by a special group of shareholders. As a result, the Funds do not support cumulative voting. Directors have the fiduciary responsibility to protect and enhance the interests of all shareholders. The potential disruption caused by a minority director with a special agenda is potentially damaging to a majority of shareholders. Directors should act in the benefit of the majority, not the minority.

APPENDIX A
               g. Independent boards — The Funds believe independent boards will permit clear and independent decision-making, benefiting shareholders’ long-term interests. Board members who are independent are more likely to protect shareholders’ interests than company executives or other insiders. An “independent director” is defined as an individual who has had no personal or business relationship with management, as defined by the relevant exchange. While the Funds’ policy is to generally support independent boards, there is no objection to including up to 25% of insiders or affiliated outsiders on the board. Inside directors have intimate knowledge of the company that will be beneficial during discussions of the company’s long-term prospects. If the board is less than 75% independent, the Funds will withhold their vote for non-CEO board members that are not independent.
               h. Separate chairman, CEO positions — Proponents contend that an individual with both positions is accountable to no one. The CEO is a management employee, responsible for day-to-day operations, implementing corporate strategy, and accountable to the board. The chairman is responsible for the overall direction of the company, protecting the shareholders’ interests, evaluating the performance of the CEO, and is accountable to the shareholders.
               Opponents contend it would dilute the power of the CEO to provide effective leadership, create a potential rivalry between the two positions leading to compromise rather than decisive action, insulate the CEO from being held accountable by the board if the chairman is overprotective, and finally, may cause confusion by having two public spokesmen. Despite the widespread use of this structure in Britain, it is relatively revolutionary in the U.S. If the board is independent, the Funds will support the company’s recommendation regarding separate chairman, CEO positions. Other situations will be evaluated on a case-by-case basis.
               i. Minimum director stock / fund ownership — proponents contend that a director’s interests will be more aligned with shareholders if the director has a personal stake in the company. Additionally, many companies are providing part of their compensation in the form of stock for directors.
               Opponents contend that minimum stock/fund ownership requirements will restrict the search to qualified, wealthy board candidates. This could eliminate other candidates who may not be able to pay the price of the required stock.
               The Funds will not support proposals for minimum director stock ownership.
               j. Majority vote to elect directors — Shareholder concern about director elections is an outgrowth of their concern about director accountability in the aftermath of corporate scandals. Opponents argue that because of the “holdover” provision applicable to most directors, a resignation policy could be more effective in actually effecting the removal of an unpopular director. Proponents maintain that a resignation policy approach still leaves such a director technically “elected” and puts the onus on other board members to take action against one of their colleagues.
               The Funds will support proposals for a majority vote requirement to elect directors.
               k. Increase/decrease size of board — The board and management are in the best position to determine the structure for the board. If the board is independent, the Funds will support proposals to increase or decrease the size of the board if the board will be comprised of at least 5 but no more than 20 members. Outside of this range, the Funds will vote against a change in the size of a board of directors.
               l. Limit number of boards served — The board and management are in the best position to determine the structure for the board. The Funds will not support proposals to limit the number of boards a director may serve on.
               m. Term limits — Opponents of term limits sustain that the board and management are in the best position to determine a workable, efficient structure for the board. Furthermore, shareholders may approve or disapprove of certain directors with their vote at annual meetings. The board should be free to identify the individuals who will best serve the shareholders. Supporters of term limits say that limiting the number of years that a director can serve on the board provides a built-in mechanism to force turnover. A structure that specifically limits the period of time a director can serve provides opportunities for recruiting directors with new ideas and perspectives.

APPENDIX A
               The Funds will not support proposals to institute term limits.
          B. Executive / Director compensation
               a. Incentive/Stock option plans (establish, amend, add) — proponents contend that incentive/stock option plans are designed to attract, hold and motivate management. Shareholders generally favor these plans, as top managers should have a stake in their company that ties compensation to performance. By aligning management’s interests with shareholders toward a goal of increasing shareholder value, better returns usually result.
               Opponents contend that incentive/stock option plans may dilute the shareholders’ claim on profits and assets and may lead to a shift in the balance of voting control. Additionally, easily attainable incentive goals may not provide the necessary incentive for management.
               If the board is independent and if the company has performed well over the previous 3- or 5- year period, the Funds will generally support these plans. However, the Funds will not support plans that permit:
•	Dilution in excess of the company’s peer group, unless overall executive compensation levels (including the value of the options) are at or below the peer group; or

•	Repricing/replacing underwater options
               b. Discounted stock options — options that may be exercised at prices below the stock’s fair market value on the award date. Sometimes called non-qualified options, these options are granted “in-the-money” or immediately exercisable for a profit. The Funds do not support discounted stock options, as they do not give management much incentive to increase share value, while the purpose of granting stock options is to align executives’ interests with those of the shareholders.
               c. Exchange of underwater options — options with an exercise price higher than the market price are considered “underwater” and, needless to say, unattractive. The Funds do not support the exchange of underwater options that result in a financial gain to the participants since other shareholders have no such protection from falling stock prices and since executives would bear no risk if management is willing to bail them out when the stock price falls. The Funds will support the exchange of underwater options that do not result in a financial gain to the participants.
               d. Cap or limit executive and director pay — The Funds will not support capping or limiting executive or director pay. Pay flexibility is necessary to motivate and retain top quality executives and align shareholder and management interests.
               e. Link pay to performance — Proponents contend that by linking pay to performance management’s interests will be aligned with shareholders. Management with compensation packages containing little volatility or risk may have a goal other than maximizing shareholder wealth. As a result, the Funds will support proposals to link pay to performance. However, the Funds will not support proposals requiring that an excessive portion (75% or more) of equity compensation be performance based.
               f. Golden parachute provisions — provide severance payments to top executives who are terminated or demoted after a change in control (takeover). They provide some financial security to executives relieving potential anxiety as they negotiate and impartially evaluate future takeover bids. This provision will allow executives to not oppose a merger that might be in the best interests of the shareholders but may cost them their job. Parachutes may also benefit shareholders as they aid in the attraction and retention of managers.
               However, opponents contend the existence of these provisions can discourage takeover attempts, as significant sums may have to be paid to company executives. Executives are already well paid to manage the company and should not have an extra reward. Additionally, shareholder approval is generally not necessary for enactment of this provision.
               Properly conceived, golden parachutes can free management to act in the best interests of shareholders. Often, however, it is clearly an attempt to raise the cost to a third party of acquiring the company. Other criteria for analyzing the actual approval of parachute plans might include necessity, breadth of participation,

APPENDIX A
payout size, sensitivity of triggers and leveraged buyout restrictions. If the board is independent and the company has performed well over the previous 3- or 5-year period, the Funds will support golden parachute provisions.
               g. Executive incentive bonus plans — Section 162(m) of the Internal Revenue Code prohibits companies from deducting more than $1 million in compensation paid to each of the top five executives, unless the compensation is paid under a performance-based, shareholder approved plan. To maintain compliance, these performance-based plans require shareholder approval every five years.
               Cash bonus plans can be an important part of an executive’s overall pay package, along with stock-based plans tied to long-term total shareholder returns. Over the long term, stock prices are an excellent indicator of management performance. However, other factors, such as economic conditions and investor reaction to the stock market in general, and certain industries in particular, can greatly impact the company’s stock price. As a result, a cash bonus plan can effectively reward individual performance and the achievement of business unit objectives that are independent of short-term market share price fluctuations. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.
               Generally, the Funds will support these performance-based plans. However, if the compensation committee is not 100% independent, the proposal will be decided on a case-by-case basis.
               h. Supplemental executive retirement plans (SERPs) — Supplemental executive retirement plans (SERPs) provide supplemental retirement benefits for executives in excess of IRS compensation limitations. SERPs are unfunded plans and payable out of the company’s general assets. The ability of a company to offer a SERP could affect the company’s ability to compete for qualified senior executives, and could place the company at a competitive disadvantage to its peers..
               Opponents contend that such benefits are unnecessary given the high levels of executive compensation at most companies.
               Generally, the Funds will support SERPs. However, if the compensation committee is not 100% independent, the proposal will be decided on a case-by-case basis.
               i. Shareholder Proposal Regarding Advisory Vote on Executive Compensation — Proponents are urging boards to adopt a policy to allow shareholders an opportunity to vote on an advisory management resolution at each annual meeting to ratify compensation of the named executive officers (NEOs) as set forth in the proxy statement’s summary compensation table. The vote would be non-binding and would not affect any compensation paid or awarded to any NEO.
               If the board is independent, the Funds will support management. All other proposals will be decided on a case-by-case basis.
          C. RIC Contracts and Policies
               a. Investment Advisory Contracts — All proposals regarding new investment advisory contracts or amendments to existing contracts will be reviewed on a case-by-case basis. Due to the complex and varied nature of these proposals, the principal emphasis will be on the financial ramifications of the proposal for the Funds’ shareholders.
               b. Distribution Plans — All proposals pertaining to a RIC’s distribution plan will be reviewed on a case-by-case basis, weighing any proposed additional fees to be paid by shareholders against the potential benefits. The analysis will foremost consider the effects of the proposal on the shareholders.
               c. Fundamental Objectives / Policies — All proposals regarding the fundamental investment objectives or policies of a RIC will be reviewed on a case-by-case basis. Due to the complex and varied nature of these proposals, the principal emphasis will be on the financial ramifications of the proposal for the shareholders.
          D. Confidential voting — The Funds believe that confidential voting restricts communication between shareholders and management. Additionally, the system of free and open proxy voting protects shareholder interests and ensures that the fiduciary obligations of investment funds are met. These representatives are then fully accountable to their constituents. Confidential voting is also expensive, as voting must be tabulated by a third party before presentation. The Funds will not support confidential voting. Management cannot address shareholder concerns if they cannot identify the dissenting voters. Undue pressure

APPENDIX A
will not be condoned but our concern is that communication might be diminished during a time when shareholders are considering significant issues. Implementing confidential voting is not an acceptable tradeoff for the potential loss of open dialogue.
          E. Supermajority-voting provisions — Proponents contend that a broad agreement should be reached on issues that may have a significant impact on the company. Supermajority vote requirements usually require a level of voting approval in excess of a simple majority of the outstanding shares. Usually this range is from 66% to 80%, but in some cases even higher.
          Opponents contend that supermajority-voting provisions detract from a simple majority’s power to enforce its will. In many cases, the supermajority requirement will make it impossible to repeal or enact proposals due to the number of votes needed. Matters of corporate policy, a sale of assets or a sale of the entire company should ordinarily only require a majority of shareholders.
          The Funds will support supermajority provisions up to 67%. All situations regarding supermajority-voting provisions larger than 67% will be reviewed on a case-by-case basis.
          F. Right to call a special meeting — Proponents seek to change company’s bylaws and other appropriate governing documents to allow shareholders of between 10% and 25% of outstanding common stock to call a special meeting. Proponents believe special meetings will allow shareholders to vote on urgent matters that may arise between regularly scheduled meetings.
          Opponents contend that typically company regulations allow for majority shareholders to call special meetings which is a reasonable threshold in order to avoid the expense of unnecessary meetings.
          The Funds will support these proposals if proposed by management and the board is independent. However, if proposed by shareholders, the Funds will support proposals for the right to call a special meeting by shareholders of 30% or greater of outstanding common stock.
          G. Anti-takeover proposals — Poison pills, preemptive rights, fair pricing and dual class voting provisions force potential bidders to deal directly with the board of directors. The board’s role is to protect shareholders against unfair and unequal treatment and guard against partial tender offers and other abusive tactics. Fair and equitable offers will not be prevented and will equally benefit all shareholders.
               a. Poison pills (Shareholder rights plans) — protect shareholders from coercive and unfair offers. Therefore, all shareholders should receive a better/fairer offer. If the board is independent, the Funds will support poison pills. If the board is not independent, each situation involving poison pills will be decided on a case-by-case basis.
               b. Preemptive rights — enable shareholders to retain the same percentage of ownership during additional stock offerings. This eliminates the effect of dilution on the shareholder. The Funds will support preemptive rights.
               c. Fair pricing provisions — require that if offers are not approved by the board, the bidder must pay the same “fair” price for all shares purchased. The fair price is usually defined as the highest price paid by the bidder for shares acquired before the start of the tender offer. This provision attempts to prevent “two-tiered” offers in which the bidder offers a premium for sufficient shares to gain control then offers a much lower price to the remaining holders. The Funds will support fair pricing provisions.
               d. Dual class voting provisions — create unequal voting rights among different shareholders. These provisions allow companies to raise capital and expand while letting management maintain control without fear of being acquired. However, these provisions enable management to become entrenched, as it is an anti-takeover mechanism. With management controlling the voting power, no one will pay a premium for shares of a company when there is no way for them to obtain voting control of the company. The Funds will not support dual class voting provisions.
          H. Stock related proposals
               a. Increase authorized common/preferred stock — A request for additional shares of stock was, in the past, considered a routine voting item. Companies usually state it is for a specific use, such as a stock split,

APPENDIX A
acquisition or for “general corporate purposes.” However, an abundance of authorized but unissued shares can become an anti-takeover measure, such as implementing a poison pill or placing a large block of stock with a friendly holder to maintain control.
               If the board is independent, the Funds will support increases in common/preferred stock. The authorization will give companies the ability and flexibility to finance corporate growth. If the board is not independent, the Funds will not support increases in common/preferred stock.
               b. Targeted share placements — the issuance of a specific block of company securities to a friendly shareholder. These placements are often used to defend against an unfriendly takeover or to obtain favorable financing and may be executed using common stock, preferred stock or convertible securities. Targeted share placements are often less expensive to execute than issuing stock, they do not require the high interest rates of traditional debt and a placement can be structured for the benefit of the limited number of parties. Additionally, share placements can be executed fairly quickly and shareholder approval is not required.
               Opponents contend targeted placements give selected shareholders an unfair access to valuable securities while diluting current shareholder’s proportional ownership and voting interests. Additionally, critics contend that not only do targeted share placements serve to entrench management, but also the holder of the share placement may have a senior claim or return from company assets.
               All situations regarding targeted share placements will be reviewed on a case-by-case basis. Since such stock could be used to dilute the ownership rights of current shareholders, shareholders should have the opportunity to analyze the proposal to determine whether it is in their best economic interests.
          I. Mergers, Acquisitions, Restructurings — These transactions involve fundamental changes in the structure and allocation of a company’s assets. Financial considerations are foremost in these transactions but ERISA fiduciaries are not obligated to take an offer if they feel the long-term interests of the Funds, as a shareholder will be best served by the company continuing as is.
          All situations regarding mergers, acquisitions, or restructuring will be reviewed on a case-by-case basis. Due to the complexity and company-specific nature of these proposals, the principal emphasis will be on the financial ramifications of the proposal.
     5. Other Business — The Funds will support management with respect to “Other Business.”
     6. Adjourn Meeting — The Funds will support management with respect to proposals to adjourn the shareholder meeting.
All other issues will be decided on a case-by-case basis. As with other non-routine proposals, decisions will be based primarily on management and board responsiveness to enhancing shareholder wealth.
Issues requiring analysis on a case-by-case basis will be voted according to the Consultant’s recommendation when the Funds own less than 1% of the company’s outstanding shares and less than $3 million of the company’s market capitalization.
International Funds — Procedures
     1. Voting — The International Funds’ Boards of Trustees have delegated proxy voting to the International Subadvisers. Each International Fund has adopted the proxy voting policies and procedures of its respective subadvisers. The Manager maintains copies of the International Subadvisers’ policies and will periodically check the voting record for adherence to the policies. If any discrepancies are noted, the Manager will follow up with the International Subadviser.
     2. Conflicts of Interest — Each International Subadviser receives from the Manager the list of affiliated persons for each International Fund. Any proxy proposal involving an entity on this list could be considered to represent a conflict of interest between a) the Manager, an International Subadviser, the distributor or any of their affiliates and b) Fund shareholders. If an International Subadviser receives a proxy involving one of these entities, it will notify the Manager and forward all proxy materials for consideration by the applicable Fund’s Board of Trustees. The Board of Trustees will decide the Fund’s voting position in consultation with the Manager and the International Subadviser.

APPENDIX A
     If an unforeseen conflict pertaining to a particular proxy proposal becomes apparent, the International Subadviser will notify the Manager and forward all proxy materials for consideration by the applicable Fund’s Board of Trustees. The Board of Trustees will decide the Fund’s voting position in consultation with the Manager and the International Subadviser.
All Funds — Other Procedures
     1. Recordkeeping — Records of all votes will be maintained by a) the Consultant for the Domestic Funds and b) the International Subadvisers for the International Funds. Documentation of all votes for the Domestic Funds will be maintained by the Manager and the Consultant. Such documentation will include the recommendations of the Subadvisers along with pertinent supporting comments and letters, the Policy, the proxy voting policies and procedures of the International Subadvisers, any and all company reports provided by proxy advisory consulting services, additional information gathered by the Manager, minutes from any meeting at which the Boards of Trustees considered a voting matter, the conclusion and final vote.
     2. Disclosure — The Manager, in conjunction with the Consultant, will compile the Funds’ proxy voting record for each year ended June 30 and file the required information with the SEC via Form N-PX by August 31. The Manager will include a summary of the Policy and/or the proxy voting policies and procedures of the International Subadvisers, as applicable, in each Fund’s Statement of Additional Information (“SAI”). In each Fund’s annual and semi-annual reports to shareholders, the Manager will disclose that a description of the Policy and/or the proxy voting policies and procedures of the International Subadvisers, as applicable, is a) available upon request, without charge, by toll-free telephone request, b) on the Funds’ website (if applicable), and c) on the SEC’s website in the SAI. The SAI and shareholder reports will also disclose that the Funds’ proxy voting record is available by toll-free telephone request (or on the Funds’ website) and on the SEC’s website by way of the Form N-PX. Within three business days of receiving a request, the Manager will send a copy of the policy description or voting record by first-class mail.
     3. Board Oversight — On at least an annual basis, the Manager will present a summary of the voting records of the Funds to the Boards of Trustees for their review. The Boards of Trustees will annually consider for approval the Policy and the proxy voting policies and procedures of the International Subadvisers. In addition, the Manager and International Subadvisers will notify the Board of any material changes to the proxy voting policies and procedures.

APPENDIX B
PROXY VOTING POLICIES — INTERNATIONAL EQUITY FUND SUB-ADVISORS
Causeway Capital Management LLC
Summary of Proxy Voting Policies and Procedures
          Causeway votes proxies solely in the best interests of the client in accordance with its Proxy Voting Policies and Procedures. Causeway votes consistent with the following principles: (i) increasing shareholder value; (ii) maintaining or increasing shareholder influence over the board of directors and management; (iii) establishing and enhancing a strong and independent board of directors; (iv) maintaining or increasing the rights of shareholders; and (v) aligning the interests of management and employees with those of shareholders with a view toward the reasonableness of executive compensation and shareholder dilution. Causeway recognizes that a company’s management is charged with day-to-day operations and, therefore, generally votes on routine business matters in favor of management’s positions. Under its guidelines, Causeway generally votes for distributions of income, appointment of auditors, director compensation (unless excessive), management’s slate of director nominees (except nominees with poor attendance or who have not acted in the best interests of shareholders), financial results/director and auditor reports, share repurchase plans, and changing corporate names and other similar matters. Causeway generally votes with management on social issues because it believes management is responsible for handling them. Causeway generally opposes cumulative voting and votes against anti-takeover mechanisms and attempts to classify boards of directors. Causeway votes other matters — including equity-based compensation plans — on a case-by-case basis.
          Causeway’s interests may conflict with the client on certain proxy votes where Causeway might have a significant business or personal relationship with the company or its officers. Causeway’s Chief Operating Officer in consultation with the General Counsel decides if a vote involves a material conflict of interest. If so, Causeway will either (i) obtain instructions or consent from the client on voting, (ii) vote in accordance with a “for” or “against” or “with management” guideline if one applies, or (iii) if no such guideline applies, will follow the recommendation of a third party proxy voting consultant unaffiliated with Causeway, such as Institutional Shareholder Services.
          Non-U.S. proxies may involve a number of problems that restrict or prevent Causeway’s ability to vote. As a result, a client’s non-U.S. proxies will be voted on a best efforts basis only. In addition, Causeway will not vote proxies (U.S. or non-U.S.) if it does not receive adequate information from the client’s custodian in sufficient time to cast the vote.
Lazard Asset Management LLC
Summary of Proxy Voting Policies
A. Introduction
     Lazard Asset Management LLC and Lazard Asset Management (Canada), Inc. (together, “Lazard” provide investment management services for client accounts, including proxy voting services. As a fiduciary, Lazard is obligated to vote proxies in the best interests of its clients. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interests, and within the framework of this Proxy Voting Policy (the “Policy”). Lazard has adopted this Policy in order to satisfy its fiduciary obligation and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended .
     Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. To the extent that proxy voting authority is delegated to Lazard, Lazard’s general policy is to vote proxies on a given issue the same for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and the votes that it casts on behalf of all its clients are intended to accomplish that objective. This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. When such a conflict may appear, Lazard will seek to alleviate the potential conflict by voting consistent with pre-approved guidelines or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. More information on how Lazard handles conflicts is provided in Section F of this Policy.

APPENDIX B
B. Responsibility to Vote Proxies
     Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account for which Lazard exercises no investment discretion, are not voted by Lazard, nor are shares that a client has authorized their custodian bank to use in a stock loan program which passes voting rights to the party with possession of the shares.
     As discussed more fully in Section G of this Policy, there may be times when Lazard determines that it would be in the best interests of its clients to abstain from voting proxies.
C. General Administration
          1. Overview
     Lazard’s proxy voting process is administered by its Proxy Operations Department (“ProxyOps”), which reports to Lazard’s Chief Operations Officer. Oversight of the process is provided by Lazard’s Legal and Compliance Department and by a Proxy Committee currently consisting of Managing Directors, portfolio managers and other investment personnel of Lazard. The Proxy Committee meets at least semi-annually to review this Policy and consider changes to it, as well as specific proxy voting guidelines (the “Approved Guidelines”), which are discussed below. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of ProxyOps, any member of the Proxy Committee, or Lazard’s General Counsel or Chief Compliance Officer. A representative of Lazard’s Legal and Compliance Department must be present at all Proxy Committee meetings.
          2. Role of Third Parties
     To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. (“ISS”), one of the world’s largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities. ISS provides other proxy-related administrative services to Lazard. ISS receives on Lazard’s behalf all proxy information sent by custodians that hold securities of Lazard’s clients. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS’ analysis. ProxyOps reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services.
          3. Voting Process
     Lazard’s Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the “Approved Guidelines”). As discussed more fully below in Section D of this Policy, depending on the proposal, an Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.
     Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by case basis, Lazard believes that input from a portfolio manager or research analysts with knowledge of the issuer and its securities (collectively, “Portfolio Management”) is essential. Portfolio Management is, in Lazard’s view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issuer’s shares. Consequently, the Manager of ProxyOps seeks Portfolio Management’s recommendation on how to vote all such proposals. Similarly, with respect to certain Lazard strategies, as discussed more fully in Sections F and G below, the Manager of ProxyOps will consult with Portfolio Management to determine when it would be appropriate to abstain from voting.
     In seeking Portfolio Management’s recommendation, the Manager of ProxyOps provides ISS’ recommendation and analysis. Portfolio Management provides the Manager of ProxyOps with its recommendation and the reasons behind it. ProxyOps will generally vote as recommended by Portfolio Management, subject to certain strategy- specific situations or situations where there may appear to be a material conflict of interest, in

APPENDIX B
which case an alternative approach may be followed. (See Sections F and G below.) Depending on the facts surrounding a particular case-by-case proposal, or Portfolio Management’s recommendation on a case-by-case proposal, the Manager of ProxyOps may consult with Lazard’s Chief Compliance Officer or General Counsel, and may seek the final approval of the Proxy Committee regarding Portfolio Management’s recommendation. If necessary, and in cases where there is a possibility of a split vote among Portfolio Management teams as described in Section G.1. below, a meeting of the Proxy Committee will be convened to discuss the proposal and reach a final decision on Lazard’s vote.
     Subject to certain strategy-specific situations, ProxyOps generally votes all routine proposals (described below) according to the Approved Guidelines. For non-routine proposals where the Approved Guideline is to vote for or against, ProxyOps will provide Portfolio Management with both the Approved Guideline, as well as ISS’ recommendation and analysis. Unless Portfolio Management disagrees with the Approved Guideline for the specific proposal, ProxyOps will generally vote the proposal according to the Approved Guideline. If Portfolio Management disagrees, however, it will provide its reason for doing so. All the relevant information will be provided to the Proxy Committee members for a final determination of such non-routine items. It is expected that the final vote will be cast according to the Approved Guideline, absent a compelling reason for not doing so, and subject to situations where there may be the appearance of a material conflict of interest or certain strategy-specific situations, in which case an alternative approach may be followed. (See Sections F and G, below.)
D. Specific Proxy Items
     Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company’s name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Following are the Approved Guidelines for a significant proportion of the proxy proposals on which Lazard regularly votes. Of course, other proposals may be presented from time to time. Those proposals will be discussed with the Proxy Committee to determine how they should be voted and, if it is anticipated that they may re-occur, to adopt an Approved Guideline. Certain strategy-specific considerations may result in Lazard voting proxies other than according to Approved Guidelines, not voting shares at all, issuing standing instructions to ISS on how to vote certain proxy matters or other differences from how Lazard votes or handles its proxy voting. These considerations are discussed in more detail in Section G, below.
          1. Routine Items
          Lazard generally votes routine items as recommended by the issuer’s management and board of directors, and against any shareholder proposals regarding those routine matters, based on the view that management is in a better position to evaluate the need for them. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:
• routine election or re-election of directors;
• appointment or election of auditors, in the absence of any controversy or conflict regarding the auditors;
• issues relating to the timing or conduct of annual meetings; and
• name changes.
          2. Corporate Governance and Shareholder Rights Matters
          Many proposals address issues related to corporate governance and shareholder rights. These items often relate to a board of directors and its committees, anti-takeover measures, and the conduct of the company’s shareholder meetings.
a.	Board of Directors and Its Committees
          Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer’s board of directors. Lazard believes that in most instances, a board and the issuer’s management are in the best position to make the determination how to best increase a board’s effectiveness. Lazard does not believe that establishing burdensome requirements regarding a board will achieve this objective. Lazard has Approved Guidelines to vote:
• For the establishment of an independent nominating committee, audit committee or compensation committee of a board of directors;

APPENDIX B
• For a requirement that a substantial majority (e.g. 2/3) of a US or UK company’s directors be independent;
• On a case-by-case basis regarding the election of directors where the board does not have independent “key committees” or sufficient independence;
• For proposals that a board’s committees be comprised solely of independent directors or consist of a majority of independent directors;
• For proposals to limit directors’ liability; broaden indemnification of directors; and approve indemnification agreements for officers and directors, unless doing so would affect shareholder interests in a specific pending or threatened litigation; or for indemnification due to negligence in these cases voting is on a case-by-case basis;
• For proposals seeking to de-classify a board and Against proposals seeking to classify a board;
• On a case-by-case basis on all proposals relating to cumulative voting;
• Against shareholder proposals, absent a demonstrable need, proposing the establishment of additional committees; and on a case-by-case basis regarding the establishment of shareholder advisory committees.
• Against shareholder proposals seeking union or special-interest representation on the board;
• Against shareholder proposals seeking to establish term limits or age limits for directors;
• On a case-by-case basis on shareholder proposals seeking to require that the issuer’s chairman and chief executive officer be different individuals;
• Against shareholder proposals seeking to establish director stock-ownership requirements; and
• Against shareholder proposals seeking to change the size of a board, requiring women or minorities to serve on a board, or requiring two candidates for each board seat.
b.	Anti-takeover Measures
          Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company’s shares. Consequently, Lazard has adopted Approved Guidelines to vote:
• Against proposals to adopt supermajority vote requirements, or increase vote requirements, for mergers or for the removal of directors;
• On a case-by-case basis regarding shareholder rights plans (also known as “poison pill plans”) and For proposals seeking to require all poison pill plans be submitted to shareholder vote;
• Against proposals seeking to adopt fair price provisions and For proposals seeking to rescind them;
• Against “blank check” preferred stock; and
• On a case-by-case basis regarding other provisions seeking to amend a company’s by-laws or charter regarding anti-takeover provisions.
c.	Conduct of Shareholder Meetings
          Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote:
• Against proposals to adjourn meetings;
• Against proposals seeking to eliminate or restrict shareholders’ right to call a special meeting;
• For proposals providing for confidential voting;
• Against efforts to eliminate or restrict right of shareholders to act by written consent;
• Against proposals to adopt supermajority vote requirements, or increase vote requirements, and
• On a case-by-case basis on changes to quorum requirements.
          3. Changes to Capital Structure
          Lazard receives many proxies that include proposals relating to a company’s capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. A board and management may have many legitimate business reasons in seeking to effect changes to the issuer’s capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management, absent apparent reasons why they should not be. Consequently, Lazard has adopted Approved Guidelines to vote:

APPENDIX B
• For management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);
• For stock splits and reverse stock splits;
• On a case-by-case basis on matters affecting shareholder rights, such as amending votes-per-share;
• On a case-by-case basis on management proposals to issue a new class of common or preferred shares;
• For management proposals to adopt or amend dividend reinvestment plans;
• Against changes in capital structure designed to be used in poison pill plans; and
• On a case-by-case basis on proposals seeking to approve or amend stock ownership limitations or transfer restrictions.
          4. Stock Option Plans and Other Executive Compensation Issues
          Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of a board, management and employees with those of shareholders. Lazard favors programs intended to reward management and employees for positive, long-term performance. However, Lazard will evaluate whether it believes, under the circumstances, that the level of compensation is appropriate or excessive. Lazard has Approved Guidelines to vote:
• On a case-by-case basis regarding all stock option plans;
• Against restricted stock plans that do not involve any performance criteria;
• For employee stock purchase plans;
• On a case-by-case basis for stock appreciation rights plans;
• For deferred compensation plans;
• Against proposals to approve executive loans to exercise options;
• Against proposals to re-price underwater options;
• On a case-by-case basis regarding shareholder proposals to eliminate or restrict severance agreements, and For proposals to submit severance agreements to shareholders for approval; and Against proposals to limit executive compensation or to require executive compensation to be submitted for shareholder approval, unless, with respect to the latter submitting compensation plans for shareholder approval is required by local law or practice.
          5. Mergers and Other Significant Transactions
          Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company’s assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard’s Approved Guideline is to vote on each of these transactions on a case-by-case basis.
          6. Social and Political Issues
          Proposals involving social and political issues take many forms and cover a wide array of issues. Some examples are: adoption of principles to limit or eliminate certain business activities, or limit or eliminate business activities in certain countries; adoption of certain conservation efforts; reporting of charitable contributions or political contributions or activities; or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company’s management and its board of directors. Lazard generally supports the notion that corporations should be expected to act as good citizens, but, as noted above, is obligated to vote on social and political proposals in a way that it believes will most increase shareholder value. As a result, Lazard has adopted Approved Guidelines to vote on a case-by-case basis for most social and political issue proposals. Lazard will generally vote for the approval of anti- discrimination policies.
E. Voting Non-U.S. Securities
          Lazard invests in non-U.S. securities on behalf of many clients. Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder’s ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as “share blocking”). In other instances, the costs of voting a proxy (i.e., by being required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. Generally, the Manager of ProxyOps will consult with Portfolio

APPENDIX B
Management to determine whether they believe it is in the interest of the clients to vote the proxies. In these instances, the Proxy Committee will have the authority to decide that it is in the best interest of its clients not to vote the proxies.
          There may be other instances where Portfolio Management may wish to refrain from voting proxies (See Section G.1. below). Due to the nature of the strategy, a decision to refrain from voting proxies for securities held by the Korea Corporate Governance strategy managed by Lazard (“KCG”), certain Japanese securities or emerging market securities will generally be determined by Portfolio Management. (See Section G.1. below.)
F. Conflicts of Interest
          1. Overview
          Lazard is required to vote proxies in the best interests of its clients. It is essential, therefore, that material conflicts of interest or the appearance of a material conflict be avoided.
          Potential conflicts of interest are inherent in Lazard’s organizational structure and in the nature of its business. Following are examples of situations that could present a conflict of interest or the appearance of a conflict of interest:
• Lazard Frères & Co. LLC (“LF&Co.”), Lazard’s parent and a registered broker-dealer, or an investment banking affiliate has a relationship with a company the shares of which are held in accounts of Lazard clients, and has provided services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);
• Lazard serves as an investment adviser for a company the management of which supports a particular proposal, and shares of the company are held in accounts of Lazard clients;
• Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or
• A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.
          2. General Policy and Consequences of Violations
          All proxies must be voted in the best interest of each Lazard client, without any consideration of the interests of any other Lazard client (unrelated to the economic effect of the proposal being voted on share price), Lazard, LF&Co. or any of their Managing Directors, officers, employees or affiliates. ProxyOps is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal and Compliance Department. No other officers or employees of Lazard, LF&Co. or their affiliates may influence or attempt to influence the vote on any proposal. Doing so will be a violation of this Policy. Any communication between an officer or employee of LF&Co. and an officer or employee of Lazard trying to influence how a proposal should be voted is prohibited, and is a violation of this Policy. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard’s client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business. Every officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if an officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If an officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.
          3. Monitoring for Conflicts and Voting When a Material Conflict Exists
          Lazard monitors for potential conflicts of interest when it is possible that a conflict could be viewed as influencing the outcome of the voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is to vote for or against, or is to vote on a case-by-case basis.

APPENDIX B
a.	Where Approved Guideline Is For or Against
          Most proposals on which Lazard votes have an Approved Guideline to vote for or against. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, ProxyOps votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists where Portfolio Management disagrees with the Approved Guideline. When that happens, the Manager of ProxyOps will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists by inquiring whether the company itself, or the sponsor of the proposal is a Lazard client. If either is a Lazard client, the Manager of Proxy Ops will notify Lazard’s Chief Compliance Officer, who will determine whether an actual or potential conflict exists.
          If it appears that a conflict of interest exists, the Manager of ProxyOps will notify the Proxy Committee, who will review the facts surrounding the conflict and determine whether the conflict is material. Whether a conflict is “material” will depend on the facts and circumstances involved. For purposes of this Policy, the appearance of a material conflict is one that the Proxy Committee determines could be expected by a reasonable person in similar circumstances to influence or potentially influence the voting decision on the particular proposal involved.
          If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will be voted according to the Approved Guideline.
b.	Where Approved Guideline Is Case-by-Case
          In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard’s policy is to vote the proxy item according to the recommendation of an independent source, currently ISS. The Manager of ProxyOps will use his best efforts to determine whether a conflict of interest or a potential conflict of interest may exist by inquiring whether the sponsor of the proposal is a Lazard client. If the sponsor is a Lazard client, the Manager of Proxy Ops will notify Lazard’s Chief Compliance Officer, who will determine whether some other conflict or potential conflict exists.
          If it appears that a conflict of interest exists, the Manager of ProxyOps will notify the Proxy Committee, who will review the facts surrounding the conflict and determine whether the conflict is material. There is a presumption that certain circumstances will give rise to a material conflict of interest or the appearance of such material conflict, such as LF&Co. having provided services to a company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction). If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will generally be voted according to the recommendation of ISS, however, before doing so, ProxyOps will obtain a written representation from ISS that it is not in a position of conflict with respect to the proxy, which could exist if ISS receives compensation from the proxy issuer on corporate governance issues in addition to the advice it provides Lazard on proxies. If ISS is in a conflicting position or if the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. If a recommendation for a third independent source is not available and ISS is not in a conflicting position, Lazard will follow the recommendation of ISS’ Proxy Advisor Service. In addition, in the event of a conflict that arises in connection with a proposal for a Lazard mutual fund, Lazard will either follow the procedures described above or vote shares for or against the proposal in proportion to shares voted by other shareholders.
G. Other Matters
          1. Issues Relating to Management of Specific Lazard Strategies
          Due to the nature of certain strategies managed by Lazard, specifically its emerging markets and KCG strategies, there may be times when Lazard believes that it may not be in the best interests of its clients to vote in accordance with the Approved Guidelines, or to vote proxies at all. In certain markets, the fact that Lazard is voting proxies may become public information, and, given the nature of those markets, may impact the price of the securities involved. With respect to the KCG strategy, Lazard may simply require more time to fully understand and address a situation prior to determining what would be in the best interests of shareholders. In these cases

APPENDIX B
ProxyOps will look to Portfolio Management to provide guidance on proxy voting rather than vote in accordance with the Approved Guidelines.
          Additionally, particularly with respect to certain Japanese securities, Lazard may not receive notice of a shareholder meeting in time to vote proxies for, or may simply be prevented from voting proxies in connection with, a particular meeting. Due to the compressed time frame for notification of shareholder meetings and Lazard’s obligation to vote proxies on behalf of its clients, Lazard may issue standing instructions to ISS on how to vote on certain matters.
          Different strategies managed by Lazard may hold the same securities. However, due to the differences between the strategies and their related investment objectives (e.g., the KCG strategy and an emerging-markets strategy), one Portfolio Management team may desire to vote differently than the other, or one team may desire to abstain from voting proxies while the other may desire to vote proxies. In this event, Lazard would generally defer to the recommendation of the KCG team to determine what action would be in the best interests of its clients. However, under unusual circumstances, the votes may be split between the two teams. In such event, a meeting of the Proxy Committee will be held to determine whether it would be appropriate to split the votes.
          2. Stock Lending
          As noted in Section B above, Lazard does not vote proxies for securities that a client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares. Under certain circumstances, Lazard may determine to recall loaned stocks in order to vote the proxies associated with those securities. For example, if Lazard determines that the entity in possession of the stock has borrowed the stock solely to be able to obtain control over the issuer of the stock by voting proxies, Lazard may determine to recall the stock and vote the proxies itself. However, it is expected that this will be done only in exceptional circumstances. In such event, Portfolio Management will make this determination and ProxyOps will vote the proxies in accordance with the Approved Guidelines.
H. Review of Policy
          The Proxy Committee will review this Policy at least semi-annually to consider whether any changes should be made to it or to any of the Approved Guidelines. Questions or concerns regarding the Policy should be raised with Lazard’s General Counsel or Chief Compliance Officer.
The Bank of New York Mellon Corporation (parent company of The Boston Company Asset Management, LLC)
Summary of Proxy Voting Policy and Procedures
          Adviser, through its participation on BNY Mellon’s Proxy Policy Committee (“PPC”), has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, Adviser seeks to act solely in the best financial and economic interest of the applicable client. Adviser will carefully review proposals that would limit shareholder control or could affect the value of a client’s investment. Adviser generally will oppose proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. Adviser will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve long-term goals. On questions of social responsibility where economic performance does not appear to be an issue, Adviser will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the proposal including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The PPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.
          Adviser recognizes its duty to vote proxies in the best interests of its clients. Adviser seeks to avoid material conflicts of interest through its participation in the PPC, which applies detailed, pre-determined proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, Adviser and its affiliates engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and affiliated mutual fund securities.

APPENDIX B
          All proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. These guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized under the Voting Guidelines will be voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require. Proposals that cannot be categorized under the Voting Guidelines will be referred to the PPC for discussion and vote. Additionally, the PPC may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Adviser weighs the cost of voting, and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote.
          In evaluating proposals regarding incentive plans and restricted stock plans, the PPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the PPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The PPC generally votes against proposals that permit the repricing or replacement of stock options without shareholder approval or that are silent on repricing and the company has a history of repricing stock options in a manner that the PPC believes is detrimental to shareholders.
          Adviser will furnish a copy of its Proxy Voting Policy, any related procedures, and its Voting Guidelines to each advisory client upon request. Upon request, Adviser will also disclose to an advisory client the proxy voting history for its account after the shareholder meeting has concluded.
Templeton Investment Counsel, LLC
Proxy Voting Policies & Procedures
RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES
Templeton Investment Counsel, LLC (hereinafter “Investment Manager”) has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information and/or recommendations on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the interests of, separate account clients, Investment Manager-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, “Advisory Clients”) that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager’s views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.
HOW INVESTMENT MANAGER VOTES PROXIES
Fiduciary Considerations
All proxies received by the Proxy Group will be voted based upon Investment Manager’s instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to RiskMetrics Group (“RiskMetrics”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Investment Manager subscribes to Glass Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from RiskMetrics, Glass Lewis, or any other third party to be determinative of Investment Manager’s ultimate decision. As a matter of policy, the officers,

APPENDIX B
directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.
Conflicts of Interest
All conflicts of interest will be resolved in the interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:
1.	The issuer is a client[1] of Investment Manager or its affiliates;

2.	The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;

3.	The issuer is an entity participating to a material extent in the distribution of investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);[2]

4.	An Access Person[3] of Investment Manager or its affiliates also serves as a director or officer of the issuer;

5.	A director or trustee of Franklin Resources, Inc. or of a Franklin Templeton investment product, or an immediate family member[4] of such director or trustee, also serves as an officer or director of the issuer; or

6.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products.
Nonetheless, even though a potential conflict of interest exists, the Investment Manager may vote in opposition to the recommendations of an issuer’s management.
Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.
In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval. If the conflict is not resolved by the Advisory Client, the Proxy Group may refer the matter, along with the recommended course of action by the Investment Manager, if any, to a Proxy Review Committee comprised of representatives from the Portfolio Management (which may include portfolio managers and/or research analysts employed by Investment Manager), Fund Administration, Legal and Compliance Departments within Franklin Templeton for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients.
Where the Proxy Group or the Proxy Review Committee refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees or a committee of the board in the case of a U. S. registered mutual fund, the conducting officer in the case of an open-ended

[1]	For purposes of this section, a “client” does not include underlying investors in a commingled trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by Investment Manager or its affiliates will be considered a “client.”

[2]	The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions), and distributors (based on aggregate 12b-1 distribution fees), as determined on a quarterly basis, will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.

[3]	“Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.

[4]	The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

APPENDIX B
collective investment scheme formed as a Société d’investissement à capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group or the Proxy Review Committee may determine to vote all shares held by Advisory Clients in accordance with the instructions of one or more of the Advisory Clients.
The Proxy Review Committee may independently review proxies that are identified as presenting material conflicts of interest; determine the appropriate action to be taken in such situations (including whether to defer to an independent third party or refer a matter to an Advisory Client); report the results of such votes to Investment Manager’s clients as may be requested; and recommend changes to the Proxy Voting Policies and Procedures as appropriate.
The Proxy Review Committee will also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Proxy Review Committee may consider various factors in deciding whether to vote such proxies, including Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client.
Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.
To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, or pursuant to an SEC exemptive order; (2) when a Franklin Templeton investment company invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order (“cash sweep arrangement”); or (3) when required pursuant to an account’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares.
Weight Given Management Recommendations
One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.
THE PROXY GROUP
The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from RiskMetrics, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager’s managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, RiskMetrics and/or Glass Lewis analyses, recommendations and any other available information. Except in situations identified as presenting material conflicts of interest, Investment Manager’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, RiskMetrics and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may defer to the vote recommendations of an independent third party provider of proxy services. Except in cases where the Proxy Group is deferring to the voting recommendation of an independent third party service provider, the Proxy Group must obtain voting instructions

APPENDIX B
from Investment Manager’s research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client or Proxy Review Committee prior to submitting the vote.
GENERAL PROXY VOTING GUIDELINES
Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.
INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES
Investment Manager’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager’s organization, including portfolio management, legal counsel, and Investment Manager’s officers. The Board of Directors of Franklin Templeton’s U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.
The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:
Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company’s corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.
Ratification of Auditors: In light of several high profile accounting scandals, Investment Manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.
Management & Director Compensation: A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.
Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose “golden parachutes” that are considered excessive. Investment Manager will normally

APPENDIX B
support proposals that require that a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders.
Anti-Takeover Mechanisms and Related Issues: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” Investment Manager usually supports “fair price” provisions and confidential voting.
Changes to Capital Structure: Investment Manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.
Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.
Social and Corporate Policy Issues: As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients. Investment Manager will generally give management discretion with regard to social, environmental and ethical issues although Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications.
Global Corporate Governance: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment Manager’s proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets and must be mindful of the varied market practices of each region. As experienced money managers, Investment Manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.
PROXY PROCEDURES
The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to applicable rules and regulations, including those of the U.S. Securities and Exchange Commission (“SEC”) and the Canadian Securities Administrators (“CSA”). In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Investment Manager will attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which Investment Manager cannot vote proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Proxy Group may refrain from processing that vote. Additionally, the Proxy Group may not be given enough time to process the vote. For example, the Proxy Group, through no fault of their own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda. In addition, if Investment Manager has outstanding sell orders, or anticipates placing sell orders prior to the date of the shareholder meeting, in certain markets that have blocking restrictions, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. If a security is on loan, Investment Manager may determine that it is not in the best interests of its clients to recall the security for voting purposes. Although Investment Manager may hold shares on a company’s record date, should it sell them prior to the company’s meeting date, Investment Manager ultimately may decide not to vote those shares. Lastly, the Investment Manager will not vote proxies when prohibited from voting by applicable law.

APPENDIX B
Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item to send a message to the company that if it had provided additional information, Investment Manager may have voted in favor of that item. Investment Manager may also enter a “withhold” vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.
The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager’s proxy policy:
1.	The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority to the Investment Manager. The Proxy Group will periodically review and update this list.

2.	All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded immediately by the Proxy Group in a database to maintain control over such materials. The Proxy Group will confirm each relevant Advisory Client’s holdings of the securities and that the client is eligible to vote.

3.	The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from RiskMetrics and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

4.	In determining how to vote, Investment Manager’s analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by RiskMetrics, Glass Lewis, or other independent third party providers of proxy services.

5.	The Proxy Group is responsible for maintaining the documentation that supports Investment Manager’s voting position. Such documentation may include, but is not limited to, any information provided by RiskMetrics, Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager, legal counsel and/or the Proxy Review Committee.

6.	After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7.	The Proxy Group will attempt to submit Investment Manager’s vote on all proxies to RiskMetrics for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to RiskMetrics in sufficient time for the vote to be processed.

8.	The Proxy Group prepares reports for each client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by a client.

9.	If the Franklin Templeton Services, LLC Fund Treasury Department learns of a vote on a material event that will affect a security on loan, the Fund Treasury Department will notify Investment Manager and obtain instructions regarding whether Investment Manager desires the Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Investment Manager, the Fund Treasury Department shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities. The Fund Treasury Department will advise the Proxy Group of all recalled securities.

APPENDIX B
10.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.

11.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the investment company clients is made in such clients’ financial statements and disclosure documents.

12.	The Proxy Group will review the guidelines of RiskMetrics and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

13.	The Proxy Group will familiarize itself with the procedures of RiskMetrics that govern the transmission of proxy voting information from the Proxy Group to RiskMetrics and periodically review how well this process is functioning.

14.	The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

15.	At least annually, the Proxy Group will verify that:
•	Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting Guidelines;

•	Each proxy or sample of proxies received has been voted in accordance with the instructions of the Investment Manager;

•	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted; and

•	Timely filings were made with applicable regulators related to proxy voting.
The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as RiskMetrics to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Advisory Clients may review Investment Manager’s proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.

AMERICAN BEACON FUNDS
PART C. OTHER INFORMATION
Item 23. Exhibits

(a)	(1)		Amended and Restated Declaration of Trust, dated November 1, 2004 - (xiv)

	(2)		Written Instrument Amending the Amended and Restated Declaration of Trust, filed with the Commonwealth of Massachusetts on March 23, 2005 — (xxi)

(b)	(1)		Bylaws — (i)

(c)			Rights of holders of the securities being registered are contained in Articles III, VIII, X, XI and XII of the Registrant’s Declaration of Trust and Articles III, V, VI and XI of the Registrant’s Bylaws

(d)	(1	)(A)	Management Agreement among American Beacon Funds, American Beacon Mileage Funds, American Beacon Select Funds, American Beacon Master Trust and American Beacon Advisors, Inc., dated September 12, 2008 — (xx)

	(1	)(B)	Amendment to Management Agreement, dated February 13, 2009 — (xxi)

	(2	)(A)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and Barrow, Hanley, Mewhinney & Strauss, Inc., dated September 12, 2008 — (xx)

	(2	)(B)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and Brandywine Global Investment Management, LLC, dated September 12, 2008 — (xx)

	(2	)(C)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and Calamos Advisors LLC, dated September 12, 2008 - (xx)

	(2	)(D)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and Causeway Capital Management LLC, dated September 12, 2008 — (xx)

	(2	)(E)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and Dreman Value Management LLC, dated September 12, 2008 — (xx)

	(2	)(F)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and Franklin Advisers, Inc., dated September 12, 2008 — (xx)

	(2	)(G)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and Hotchkis and Wiley Capital Management, LLC, dated September 12, 2008 — (xx)

	(2	)(H)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and Lazard Asset Management LLC, dated September 12, 2008 — (xx)

	(2	)(I)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and Logan Circle Partners, L.P., dated September 12, 2008 — (xx)

	(2	)(J)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and Metropolitan West Capital Management, LLC, dated November 18, 2008 — (xxi)

	(2	)(K)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and Morgan Stanley Investment Management, Inc., dated September 12, 2008 — (xx)

	(2	)(L)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and NISA Investment Advisors, L.L.C., dated September 12, 2008 — (xx)

	(2	)(M)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and Opus Capital Group, LLC, dated September 12, 2008 — (xx)

	(2	)(N)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and PanAgora Asset Management, Inc., dated September 12, 2008 — (xx)

	(2	)(O)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and Pzena Investment Management, LLC, dated September 12, 2008 — (xx)

	(2)	(O)(i)	Form of Amendment to Investment Advisory Agreement between American Beacon Advisors, Inc. and Pzena Investment Management, LLC, dated April 1, 2009 — (filed herewith)

	(2	)(P)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and Templeton Investment Counsel, LLC, dated September 12, 2008 — (xx)

	(2	)(Q)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and The Boston Company Asset Management, LLC, dated September 12, 2008 — (xx)

	(2	)(R)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and The Renaissance Group LLC, dated September 12, 2008 — (xx)

	(2	)(S)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and Winslow Capital Management, Inc., dated March 6, 2009 — (filed herewith)

	(3)		Administration Agreement among American Beacon Funds, the American Beacon Mileage Funds, the American Beacon Select Funds and the American Beacon Master Trust, and American Beacon Advisors, Inc., dated September 12, 2008 (xx)

	(3	)(A)	Amendment to Administration Agreement among American Beacon Funds, the American Beacon Mileage Funds, the American Beacon Select Funds and the American Beacon Master Trust, and American Beacon Advisors, Inc., dated April 30, 2009 (filed herewith)

(e)	(1)		Form of Distribution Agreement among American Beacon Funds, American Beacon Mileage Funds, American Beacon Select Funds and Foreside Fund Services, LLC, dated March 31, 2009 — (filed herewith)

(f)			Bonus, profit sharing or pension plans — (none)

(g)	(1)		Custodian Agreement between the American AAdvantage Funds and State Street Bank and Trust Company, dated December 1, 1997 — (ii)

	(2)		Amendment to Custodian Agreement to add Small Cap Value Fund, dated January 1, 1999 — (iv)

	(3)		Amendment to Custodian Agreement to add Large Cap Growth Fund, Emerging Markets Fund, Small Cap Index Fund and International Equity Index Fund, dated July 31, 2000 — (ix)

	(4)		Amendment to Custodian Agreement to add High Yield Bond Fund, dated December 29, 2000 — (v)

	(5)		Amendment to Custodian Agreement to reflect amendments to Rule 17f-5 of the 1940 Act, dated June 1, 2001 — (ix)

	(6)		Amendment to Custodian Agreement to add Enhanced Income Fund, dated July 1, 2003 — (xi)

	(7)		Amendment to Custodian Agreement to add Mid-Cap Value Fund and Treasury Inflation Protected Securities Fund, dated June 30, 2004— (xiii)

	(8)		Amendment to Custodian Agreement to add Small Cap Value Opportunity Fund, dated March 31, 2006 — (xvii)

(h)	(1	)(A)	Transfer Agency and Service Agreement between the American AAdvantage Funds and State Street Bank and Trust Company, dated January 1, 1998 — (ii)

	(1	)(B)	Amendment to Transfer Agency and Service Agreement to add Small Cap Value Fund, dated January 1, 1999 — (iv)

	(1	)(C)	Amendment to Transfer Agency and Service Agreement to add four new series of American AAdvantage Funds, dated July 31, 2000 — (ix)

	(1	)(D)	Amendment to Transfer Agency and Service Agreement to add High Yield Bond Fund, dated December 29, 2000 — (v)

	(1	)(E)	Amendment to Transfer Agency and Service Agreement regarding anti-money laundering procedures, dated July 24, 2002 — (viii)

	(1	)(F)	Amendment to Transfer Agency and Service Agreement regarding anti-money laundering procedures, dated September 24, 2002 — (ix)

	(1	)(G)	Amendment to Transfer Agency and Service Agreement to add Enhanced Income Fund, dated July 1, 2003 — (xi)

	(1	)(H)	Amendment to Transfer Agency and Service Agreement to replace fee schedule, dated March 26, 2004 — (xviii)

	(1	)(I)	Amendment to Transfer Agency and Service Agreement to add Mid-Cap Value Fund and Treasury Inflation Protected Securities Fund, dated June 30, 2004 — (xiii)

	(1	)(J)	Amendment to Transfer Agency and Service Agreement to add Small Cap Value Opportunity Fund, dated March 31, 2006 — (xvii)

(2	)(A)	Securities Lending Authorization Agreement between American AAdvantage Funds and State Street Bank and Trust Company, dated January 2, 1998 — (ii)

(2	)(B)	Amendment to Securities Lending Authorization Agreement to add Small Cap Value Fund, dated January 1, 1999 — (vi)

(2	)(C)	Amendment to Securities Lending Authorization Agreement to add Large Cap Growth Fund and Emerging Markets Fund, dated July 31, 2000 — (v)

(2	)(D)	Amendment to Securities Lending Authorization Agreement to add High Yield Bond Fund, dated December 29, 2000 — (v)

(2	)(E)	Amendment to Securities Lending Authorization Agreement to add Mid-Cap Value Fund, dated June 30, 2004 — (xiii)

(2	)(F)	Amendment to Securities Lending Authorization Agreement regarding lending in new countries, dated August 12, 2005 — (xvi)

(2	)(G)	Amendment to Securities Lending Authorization Agreement to add Small Cap Value Opportunity Fund, dated March 31, 2006 — (xvii)

(3)		Securities Lending, Agency and Collateral Management Agreement between American AAdvantage Funds, on behalf of High Yield Bond Fund, and Metropolitan West Securities, LLC, dated January 3, 2004 — (xii)

(4)		Form of Administration Agreement among American Beacon Funds, American Beacon Mileage Funds, American Beacon Select Funds, American Beacon Master Trust and American Beacon Advisors, Inc., dated September 12, 2008 — (xx)

(5	)(A)	Administrative Services Agreement among American AAdvantage Funds, American AAdvantage Mileage Funds, AMR Investment Services Trust, AMR Investment Services, Inc. and State Street Bank and Trust Company, dated November 29, 1999 — (iii)

(5	)(B)	Amendment to Administrative Services Agreement among American AAdvantage Funds, American AAdvantage Mileage Funds, AMR Investment Services Trust, AMR Investment Services, Inc. and State Street Bank and Trust Company to add Mid-Cap Value Fund and Emerging Markets Fund, dated June 30, 2004 — (xiii)

(6)		Administrative Services Plan for the Cash Management Class — (vii)

(7)		Service Plan Agreement for the American AAdvantage Funds PlanAhead Class, dated August 1, 1994 — (i)

(8)		Service Plan Agreement for the American AAdvantage Funds Service Class, dated May 1, 2003 — (x)

(9)		Service Plan Agreement for the American Beacon Funds Retirement Class, dated April 30, 2009 — (filed herewith)

(10)		Master-Feeder Participation Agreement among Small Cap Index Fund, International Equity Index Fund, Quantitative Master Series Trust, and Princeton Funds Distributor, Inc., dated June 30, 2000 - (iv)

	(11)	Master-Feeder Participation Agreement among S&P 500 Index Fund, Equity 500 Index Portfolio and SSgA Funds Management, Inc., dated May 1, 2001 — (vii)

	(12)	Purchase Agreement between American AAdvantage Funds and John H. Harland Company, dated December 1, 2001 — (vii)

	(13)	Indemnity Agreement between Wachovia Bank, N.A. and American AAdvantage High Yield Bond Fund, dated January 13, 2004 — (xii)

	(14)	Amended and Restated Credit Agreement between American Beacon Funds and American Beacon Advisors, Inc., dated January 31, 2008 - (xix)

(i)		Opinion and consent of counsel — (filed herewith)

(j)		Consent of Independent Registered Public Accounting Firm — (filed herewith)

(k)		Financial statements omitted from prospectus — (none)

(l)		Letter of investment intent — (i)

(m)	(1)	Plan pursuant to Rule 12b-1 for the Institutional, Cash Management, PlanAhead and AMR Classes — (i)

	(2)	Plan pursuant to Rule 12b-1 for the Service Class — (x)

(n)		Amended and Restated Plan pursuant to Rule 18f-3, dated April 30, 2009 — (filed herewith)

(p)	(1)	Code of Ethics of American Beacon Funds, American Beacon Mileage Funds, American Beacon Select Funds and American Beacon Master Trust, dated May 21, 2008 — (xx)

	(2)	Code of Ethics of American Beacon Advisors, Inc., dated May 21, 2008 — (xx)

	(3)	Code of Ethics of State Street Master Funds, amended September 16, 2004 — (xv)

	(4)	Code of Ethics of Quantitative Master Series LLC, dated May 15, 2008 — (xxi)

	(5)	Code of Ethics of Barrow, Hanley, Mewhinney & Strauss, Inc., adopted on November 28, 1983 and last amended on December 30, 2005 — (xix)

	(6)	Code of Ethics of Brandywine Global Investment Management, LLC, dated January 2007 — (xxi)

	(7)	Code of Ethics and Insider Trading Policy of Calamos Advisors LLC, dated December 20, 2007 — (xix)

	(8)	Code of Ethics of Causeway Capital Management LLC, dated April 25, 2005 and revised November 1, 205 and January 30, 2006 — (xix)

	(9)	Code of Ethics and Insider Trading Policy of Dreman Value Management LLC — (xix)

	(10)	Code of Ethics and Policy Statement on Insider Trading of Franklin Advisers, Inc., revised May 2008 — (xxi)

(11)	Code of Ethics of Hotchkis and Wiley Capital Management, LLC, dated August 2008 — (xxi)

(12)	Code of Ethics and Personal Investment Policy of Lazard Asset Management LLC, dated November 2008- (xxi)

(13)	Code of Ethics of Logan Circle Partners, L.P., dated October 2007 - (xxi)

(14)	Code of Ethics of Metropolitan West Capital Management, LLC, dated December 2008 — (xxi)

(15)	Code of Ethics and Personal Trading Guidelines of Morgan Stanley Investment Management Inc., effective December 15, 2006 — (xix)

(16)	Code of Ethics and Standard of Professional Conduct of NISA Investment Advisors, L.L.C., dated February 2007 — (xix)

(17)	Code of Business Conduct and Ethics of Opus Capital Group, LLC, dated January 7, 2005 and revised January 31, 2006 — (xix)

(18)	Code of Ethics of PanAgora Asset Management, Inc., dated July 15, 2006 — (xix)

(19)	Code of Business Conduct and Ethics of Pzena Investment Management, LLC, revised January 2009 — (xxi)

(20)	Code of Ethics and Policy Statement on Insider Trading of Templeton Investments Counsel, LLC, revised May 2008 — (xxi)

(21)	Code of Conduct and Personal Trading Policy of The Bank of New York Mellon Corporation, parent company of The Boston Company Asset Management, LLC, dated November 2007 — (xxi)

(22)	Code of Ethics of The Renaissance Group LLC, effective July 2007 - (xix)

(23)	Code of Ethics of Winslow Capital Management, Inc., dated February 2005 — (filed herewith)

Other Exhibits:
Powers of Attorney for Trustees of American Beacon Funds, American Beacon Mileage
Funds, American Beacon Master Trust, and American Beacon Select Funds — (xx)
Powers of Attorney for Trustees of the State Street Master Funds, dated May 2008 — (xxi)
Powers of Attorney for Trustees of the Quantitative Master Series LLC — (xxi)

(i)	Incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of the American AAdvantage Funds as filed with the Securities and Exchange Commission on December 18, 1997.

(ii)	Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of the American AAdvantage Funds as filed with the Securities and Exchange Commission on February 27, 1998.

(iii)	Incorporated by reference to Post-Effective Amendment No. 28 to the Registration

Statement on Form N-1A of the American AAdvantage Funds as filed with the Securities and Exchange Commission on December 21, 1999.

(iv)	Incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A of the American AAdvantage Funds as filed with the Securities and Exchange Commission on July 7, 2000.

(v)	Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A of the American AAdvantage Funds as filed with the Securities and Exchange Commission on December 29, 2000.

(vi)	Incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of the American AAdvantage Funds as filed with the Securities and Exchange Commission on February 28, 2001.

(vii)	Incorporated by reference to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A of the American AAdvantage Funds as filed with the Securities and Exchange Commission on March 1, 2002.

(viii)	Incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A of the American AAdvantage Funds as filed with the Securities and Exchange Commission on October 1, 2002.

(ix)	Incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A of the American AAdvantage Funds as filed with the Securities and Exchange Commission on February 28, 2003.

(x)	Incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A of the American AAdvantage Funds as filed with the Securities and Exchange Commission on May 1, 2003.

(xi)	Incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A of the American AAdvantage Funds as filed with the Securities and Exchange Commission on July 1, 2003.

(xii)	Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A of the American AAdvantage Funds as filed with the Securities and Exchange Commission on March 1, 2004.

(xiii)	Incorporated by reference to Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A of the American AAdvantage Funds as filed with the Securities and Exchange Commission on June 30, 2004.

(xiv)	Incorporated by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A of the American AAdvantage Funds as filed with the Securities and Exchange Commission on December 15, 2004.

(xv)	Incorporated by reference to Post-Effective Amendment No. 52 to the Registration Statement on Form N-1A of American Beacon Funds as filed with the Securities and Exchange Commission on March 1, 2005.

(xvi)	Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of American Beacon Funds as filed with the Securities and Exchange Commission on September 30, 2005.

(xvii)	Incorporated by reference to Post-Effective Amendment No. 62 to the Registration Statement on Form N-1A of American Beacon Funds as filed with the Securities and Exchange Commission on March 31, 2006.

(xviii)	Incorporated by reference to Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A of American Beacon Funds as filed with the Securities and Exchange Commission on March 1, 2007.

(xix)	Incorporated by reference to Post-Effective Amendment No. 70 to the Registration

Statement on Form N-1A of American Beacon Funds as filed with the Securities and Exchange Commission on February 29, 2008.

(xx)	Incorporated by reference to Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A of American Beacon Funds as filed with the Securities and Exchange Commission on December 31, 2008.

(xxi)	Incorporated by reference to Post-Effective Amendment No. 74 to the Registration Statement on Form N-1A of American Beacon Funds as filed with the Securities and Exchange Commission on February 27, 2009.
Item 24. Persons Controlled by or under Common Control with Registrant
     None.
Item 25. Indemnification
     Article XI of the Declaration of Trust of the Trust provides that:
Limitation of Liability
     Section 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Indemnification
     Section 2.
     (a) Subject to the exceptions and limitations contained in paragraph (b) below:
     (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as “Covered Person”) shall be indemnified by the appropriate portfolios to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;
     (ii) the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.
     (b) No indemnification shall be provided hereunder to a Covered Person:

     (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or
     (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.
     (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.
     (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the applicable Portfolio from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that:
     (i) such Covered Person shall have provided appropriate security for such undertaking;
     (ii) the Trust is insured against losses arising out of any such advance payments; or
     (iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.
     According to Article XII, Section 1 of the Declaration of Trust, the Trust is a trust, not a partnership. Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust, a particular Portfolio or the Trustees. A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.
     Article XII, Section 2 provides that, subject to the provisions of Section 1 of Article XII and to Article XI, the Trustees are not liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice.
     Numbered Paragraph 8 of the Management Agreement provides that:
     8. Limitation of Liability of the Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Trust or any Fund in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of a Trust shall be deemed, when rendering services to a Trust or acting in any business of a Trust, to be rendering such services to or acting solely for a Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.
     Numbered Paragraph 9 of the Investment Advisory Agreement with Barrow, Hanley, Mewhinney & Straus, Inc. provides that:
     9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.
     Numbered Paragraph 9 of the Investment Advisory Agreement with Brandywine Global Investment Management, LLC provides that:
     9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.
     Numbered Paragraph 9 of the Investment Advisory Agreement with Calamos Advisors LLC provides that:
     9. Liability of Adviser. Adviser will not be liable for any loss suffered by reason of any investment, decision, recommendation, or other action taken or omitted in what Adviser in good faith believes to be the proper performance of its duties hereunder. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.
     Numbered Paragraph 8 of the Investment Advisory Agreement with Causeway Capital Management LLC provides that:

     8. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.
     Numbered Paragraph 9 of the Investment Advisory Agreement with Dreman Value Management LLC provides that:
     9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.
     Numbered Paragraph 9 of the Investment Advisory Agreement with Franklin Advisers, Inc. provides that:
     9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.
     Numbered Paragraph 9 of the Investment Advisory Agreement with Hotchkis and Wiley Capital Management, LLC provides that:
     9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.
     Numbered Paragraph 8 of the Investment Advisory Agreement with Lazard Asset Management LLC provides that:
     8. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.
     Numbered Paragraph 9 of the Investment Advisory Agreement with Logan Circle Partners, L.P. provides that:
     9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.
     Numbered Paragraph 9 of the Investment Advisory Agreement with Metropolitan West Capital Management, LLC provides that:

     9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.
     Numbered Paragraph 7 of the Investment Advisory Agreement with Morgan Stanley Investment Management, Inc. provides that:
     7. (a) Standard of Care. Except as may otherwise be provided by applicable laws and regulations, neither the Adviser nor any of its affiliates or its or their officers, directors, employees or agents shall be subject to any liability to the Manager, the Trust, the Portfolios or any shareholder of a Portfolio or the Trust for any error of judgment or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties hereunder or by reason of the Adviser’s reckless disregard of its obligations and duties hereunder. The Manager acknowledges and agrees that the Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolios or the Assets designated by the Manager to the Adviser, or that the Portfolios or such Assets will perform comparably with any standard or index, including other clients of the Adviser, whether public or private.
     (b) Indemnification. The Manager shall hold harmless and indemnify the Adviser for any and all claims, losses, liabilities, costs, damages or expenses (including reasonable attorneys fees) (“Losses”) incurred by the Adviser in connection with the performance of its duties hereunder; provided, however, that nothing contained herein shall require that the Adviser be indemnified for Losses resulting from willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties hereunder or by reason of the Adviser’s reckless disregard of its obligations and duties hereunder.
     The Adviser shall hold harmless and indemnify the Manager for any and all Losses incurred by the Manager that arise from the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of the Adviser’s reckless disregard of its obligations and duties hereunder; provided, however, that nothing contained herein shall require that the Manager be indemnified for Losses resulting from willful misfeasance, bad faith or gross negligence in the performance of the Manager’s duties hereunder or by reason of the Manager’s reckless disregard of its obligations and duties hereunder.
     Numbered Paragraph 8 of the Investment Advisory Agreement with NISA Investment Advisors, L.L.C. provides that:
     8. Liability of Adviser. Adviser will not be liable for any loss suffered by reason of any investment, decision, recommendation, or other action taken or omitted in what Adviser in good faith believes to be the proper performance of its duties hereunder. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

     Numbered Paragraph 9 of the Investment Advisory Agreement with Opus Capital Group, LLC provides that:
     9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.
     Numbered Paragraph 9 of the Investment Advisory Agreement with PanAgora Asset Management, Inc. provides that:
     9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.
     Numbered Paragraph 9 of the Investment Advisory Agreement with Pzena Investment Management, LLC provides that:
     9. Liability of Adviser. The Adviser shall not be liable for any action taken or omitted to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Manager. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.
     Numbered Paragraph 8 of the Investment Advisory Agreement with Templeton Investment Counsel, LLC provides that:
     8. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.
     Numbered Paragraph 8 of the Investment Advisory Agreement with The Boston Company Asset Management, LLC provides that:
     8. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.
     Numbered Paragraph 9 of the Investment Advisory Agreement with The Renaissance Group LLC provides that:
     9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.
     Numbered Paragraph 9 of the Investment Advisory Agreement with Winslow Capital Management, Inc. provides that:
     9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.
     Numbered Paragraph 11 of the Administration Agreement provides that:
     11. Limitation of Liability of [American Beacon Advisors, Inc. (“ABA”)]. ABA shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Trust or any Series in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of ABA, who may be or become an officer, Board member, employee or agent of a Trust shall be deemed, when rendering services to any Trust or acting in any business of a Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of ABA even though paid by it.
     Section 4.2 of the Distribution Agreement provides that:
     (a) Notwithstanding anything in this Agreement to the contrary, Foreside shall not be responsible for, and the Clients shall on behalf of each applicable Fund or Class thereof, indemnify and hold harmless Foreside, its employees, directors, officers and managers and any person who controls Foreside within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, (for purposes of this Section 4.2(a), “Foreside Indemnitees”) from and against, any and all losses, damages, costs, charges, reasonable counsel fees, payments, liabilities and other expenses of every nature and character (including, but not limited to, direct and indirect reasonable reprocessing costs) arising out of or attributable to all and any of the following (for purposes of this Section 4.2(a), a “Foreside Claim”):
     (i) any action (or omission to act) of Foreside or its agents taken in connection with this Agreement; provided, that such action (or omission to act) is taken in good faith and without willful misfeasance, negligence or reckless disregard by Foreside of its duties and obligations under this Agreement;
     (ii) any untrue statement of a material fact contained in the Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Clients in connection with the preparation of the Registration Statement or exhibits to the Registration Statement by or on behalf of Foreside;

     (iii) any material breach of the Clients’ agreements, representations, warranties, and covenants in Sections 2.9 and 5.2 of this Agreement; or
     (iv) the reliance on or use by Foreside or its agents or subcontractors of information, records, documents or services which have been prepared, maintained or performed by the Clients or any agent of the Clients, including but not limited to any Predecessor Records provided pursuant to Section 2.9(b).
     (b) Foreside will indemnify, defend and hold the Clients and their several officers and members of their Governing Bodies and any person who controls the Clients within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, (collectively, the “Clients Indemnitees” and, with the Foreside Indemnitees, an “Indemnitee”), free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith), but only to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses result from, arise out of or are based upon all and any of the following (for purposes of this Section 4.2(c), a “Clients Claim” and, with a Foreside Claim, a “Claim”):
     (i) any material action (or omission to act) of Foreside or its agents taken in connection with this Agreement, provided that such action (or omission to act) is not taken in good faith and with willful misfeasance, negligence or reckless disregard by Foreside of its duties and obligations under this Agreement.
     (ii) any untrue statement of a material fact contained in the Registration Statement or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Clients in writing in connection with the preparation of the Registration Statement by or on behalf of Foreside; or
     (iii) any material breach of Foreside’s agreements, representations, warranties and covenants set forth in Section 2.4 and 5.1 hereof
     (d) The Clients or Foreside (for purpose of this Section 4.2(d), an “Indemnifying Party”) may assume the defense of any suit brought to enforce any Foreside Claim or Clients Claim, respectively, and may retain counsel chosen by the Indemnifying Party and approved by the other Party, which approval shall not be unreasonably withheld or delayed. The Indemnifying Party shall advise the other Party that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Indemnifying Party assumes the defense of any such suit and retains counsel, the other Party shall bear the fees and expenses of any additional counsel that they retain. If the Indemnifying Party does not assume the defense of any such suit, or if other Party does not approve of counsel chosen by the Indemnifying Party, or if the other Party has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Indemnifying Party, the Indemnifying Party will reimburse any Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that the Indemnitee retains. An Indemnitee shall not settle or confess any claim without the prior written consent of the applicable Client, which consent shall not be unreasonably withheld or delayed.
     (e) An Indemnifying Party’s obligation to provide indemnification under this section is conditioned upon the Indemnifying Party receiving notice of any action brought against an Indemnitee within twenty (20) days after the summons or other first legal process is served. Such notice shall refer to the Person or Persons against whom the action is brought. The failure to provide such notice shall not relieve the Indemnifying Party of any liability that it may have to any Indemnitee except to the extent that the ability of the party entitled to such notice to defend such action has been materially adversely affected by the failure to provide notice.
     (f) The provisions of this section and the parties’ representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Indemnitee and shall survive the sale and redemption of any Shares made pursuant to subscriptions obtained by Foreside. The indemnification provisions of this section will inure exclusively to the benefit of each person that may be an Indemnitee at any time and their respective successors and assigns (it being intended that such persons be deemed to be third party beneficiaries under this Agreement).
     Section 4.3 of the Distribution Agreement provides that:
     Notwithstanding anything in this Agreement to the contrary, except as specifically set forth below:
     (a) Neither Party shall be liable for losses, delays, failure, errors, interruption or loss of data occurring directly or indirectly by reason of circumstances beyond its reasonable control, including, without limitation, acts of God; action or inaction of civil or military authority; public enemy; war; terrorism; riot; fire; flood; sabotage; epidemics; labor disputes; civil commotion; interruption, loss or malfunction of utilities, transportation, computer or communications capabilities; insurrection; or elements of nature;
     (b) Neither Party shall be liable for any consequential, special or indirect losses or damages suffered by the other Party, whether or not the likelihood of such losses or damages was known by the Party;
     (c) No affiliate, director, officer, employee, manager, shareholder, partner, agent, counsel or consultant of either Party shall be liable at law or in equity for the obligations of such Party under this Agreement or for any damages suffered by the other Party related to this Agreement;
     (d) Except as set forth in Section 4.2(f), there are no third party beneficiaries of this Agreement;
     (e) Each Party shall have a duty to mitigate damages for which the other Party may become responsible;
     (f) The assets and liabilities of each Fund are separate and distinct from the assets and liabilities of each other Fund, and no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund, whether arising under this Agreement or otherwise; and in asserting any rights or claims under this Agreement, Foreside shall look only to the assets and property of the

Fund to which Foreside’s rights or claims relate in settlement of such rights or claims; and
     (g) Each Party agrees promptly to notify the other party of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of Shares.
     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 26. I. Business and Other Connections of Investment Manager
     American Beacon Advisors, Inc. (the “Manager”), 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155, offers investment management and administrative services. Information as to the officers and directors of the Manager is included in its current Form ADV (SEC File No. 801-29198) filed with the SEC.
     II. Business and Other Connections of Investment Advisers
     The investment advisers listed below provide investment advisory services to the Trust.
     American Beacon Advisors, Inc., 4151 Amon Carter Blvd., MD 2450, Fort Worth, Texas 76155.
     Barrow, Hanley, Mewhinney & Strauss, Inc., 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201.
     Brandywine Global Investment Management, LLC, 2929 Arch Street, 8th Floor, Philadelphia, Pennsylvania 19104.
     Calamos Advisors LLC, 2020 Calamos Court, Naperville, Illinois 60563.
     Causeway Capital Management LLC, 11111 Santa Monica Blvd., Suite 1550, Los Angeles, California 90025.
     Dreman Value Management LLC, Harborside Financial Center, Plaza 10, Suite 800, Jersey City, New Jersey 07311.
     Franklin Advisers, Inc., One Franklin Parkway, San Mateo, California 94403.

     Hotchkis and Wiley Capital Management, LLC, 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017.
     Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112.
     Logan Circle Partners, LP, 1717 Arch Street, Suite 1500, Philadelphia, Pennsylvania 19103.
     Metropolitan West Capital Management, LLC, 610 Newport Center Drive, Suite 1000, Newport Beach, California 92660.
     Morgan Stanley Investment Management Inc., 522 Fifth Avenue, New York, New York 10036.
     NISA Investment Advisors, L.L.C., 150 N. Meramec Avenue, Sixth Floor, St. Louis, Missouri 63105.
     Opus Capital Group, LLC, One West Fourth Street, Suite 2500, Cincinnati, Ohio 45202.
     PanAgora Asset Management, Inc., 470 Atlantic Avenue, 8th Floor, Boston, Massachusetts 02110.
     Pzena Investment Management, LLC, 120 West 45th Street, 20th Floor, New York, New York 10036.
     Templeton Investment Counsel, LLC, 500 East Broward Boulevard, Suite 2100, Ft. Lauderdale, Florida 33394.
     The Boston Company Asset Management, LLC, One Boston Place, Boston, Massachusetts 02108.
     The Renaissance Group LLC, The Baldwin Center, 625 Eden Park Drive, Suite 1200, Cincinnati, Ohio 45202.
     Winslow Capital Management, Inc., 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402.
     Information as to the officers and directors of each of the above investment advisers is included in that adviser’s current Form ADV filed with the SEC and is incorporated by reference herein.
Item 27. Principal Underwriter
     (a) Foreside Fund Services, LLC (“FFS”), the Trust’s principal underwriter, also serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:
     American Beacon Mileage Funds

American Beacon Select Funds
Bridgeway Funds, Inc.
Central Park Group Multi-Event Fund
Century Capital Management Trust
Direxion Shares ETF Trust
Forum Funds
Henderson Global Funds
Hirtle Callahan Trust
Ironwood Series Trust
Monarch Funds
NETS Trust
Nomura Partners Funds, Inc.
PMC Funds, Series of the Trust for Professional Managers
RevenueShares ETF Trust
Sound Shore Fund, Inc.
SPA ETF Trust
The CNL Funds
Wintergreen Fund, Inc.
     (b) The following table identifies the officers of FFS and their positions, if any, with the Trust. The business address of each of these individuals is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Position with Underwriter	Position with Trust
Mark S. Redman	President	None
Richard J. Berthy	Vice President and Treasurer	None
Nanette K. Chern	Chief Compliance Officer and Vice President	None
Mark A. Fairbanks	Deputy Chief Compliance Officer and Vice President	None
Jennifer E. Hoopes	Secretary	None
     (c) Not applicable.
Item 28. Location of Accounts and Records
     The books and other documents required by Section 31(a) under the Investment Company Act of 1940 are maintained in the physical possession of 1) the Trust’s custodian at State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110; 2) the Manager at American Beacon Advisors, Inc., 4151 Amon Carter Blvd., MD 2450, Fort Worth, Texas 76155; 3) Boston Financial Data Services, an affiliate of the Trust’s transfer agent, 330 West 9th St., Kansas City, Missouri 64105; or 4) the Trust’s investment advisers at the addresses listed in Item 26 above.
Item 29. Management Services
     Not applicable.
Item 30. Undertakings
     Not applicable.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 75 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Worth and the State of Texas, on May 1, 2009. No other material event requiring prospectus disclosure has occurred since the latest of the three dates specified in Rule 485(b)(2).

AMERICAN BEACON FUNDS
By:	/s/ William F. Quinn
William F. Quinn
President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 75 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ William F. Quinn	President	May 1, 2009
William F. Quinn

/s/ Rebecca L. Harris	Treasurer (Principal Financial Officer)	May 1, 2009
Rebecca L. Harris

W. Humphrey Bogart*	Trustee	May 1, 2009
W. Humphrey Bogart

Brenda A. Cline*	Trustee	May 1, 2009
Brenda A. Cline

Eugene J. Duffy*	Trustee	May 1, 2009
Eugene J. Duffy

Thomas M. Dunning*	Trustee	May 1, 2009
Thomas M. Dunning

Alan D. Feld*	Trustee	May 1, 2009
Alan D. Feld

Richard A. Massman*	Chairman and Trustee	May 1, 2009
Richard A. Massman

R. Gerald Turner*	Trustee	May 1, 2009
R. Gerald Turner

Paul J. Zucconi*	Trustee	May 1, 2009
Paul J. Zucconi

*By	/s/ William F. Quinn
William F. Quinn
Attorney-In-Fact

INDEX TO EXHIBITS

Exhibit
Number	Description

(d)(2)(O)(i)	Form of Amendment to Investment Advisory Agreement between American Beacon Advisors, Inc. and Pzena Investment Management, LLC, dated April 1, 2009

(d)(2)(S)	Form of Investment Advisory Agreement between American Beacon Advisors, Inc. and Winslow Capital Management, Inc., dated March 6, 2009

(d)(3)(A)	Amendment to Administration Agreement among American Beacon Funds, the American Beacon Mileage Funds, the American Beacon Select Funds and the American Beacon Master Trust, and American Beacon Advisors, Inc., dated April 30, 2009

(e)(1)	Distribution Agreement among American Beacon Funds, American Beacon Mileage Funds, American Beacon Select Funds and Foreside Fund Services, LLC, dated March 31, 2009

(h)(9)	Service Plan Agreement for the American Beacon Funds Retirement Class, dated April 30, 2009

(i)	Opinion and consent of counsel

(j)	Consent of Independent Auditors

(n)	Amended and Restated Plan pursuant to Rule 18f-3, dated April 30, 2009

(p)(23)	Code of Ethics of Winslow Capital Management, Inc., dated February 2005